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GE Funds

Semi-Annual Report

March 31, 1997

--------------------------------------------------------------------------------
                           Understanding Your Report
--------------------------------------------------------------------------------


President's Letter                                                      1

Review of Performance and Schedules of Investments
     Portfolio managers discuss your Funds and what we
      invested in and why
     GE International Funds                                             3
     GE Premier Growth Equity Fund                                     10
     GE U.S. Equity Fund                                               13
     GE Strategic Investment Fund                                      19
     GE Tax-Exempt Fund                                                27
     GE Fixed Income Funds                                             31
     Notes to Performance                                              41
     Notes to Schedules of Investments                                 42

Financial Statements                                                   43
     Financial Highlights and Statements of Assets and
     Liabilities, Operations, and Changes in Net Assets

Notes                                                                  60

     Notes to the Financial Statements

GE Funds Investment Team                                               68

Shareholder Inquiries                                   Inside Back Cover

         How you can obtain more information

Top Rated GE Funds

                                 By Morningstar
                             Through March 31, 1997

                                   * * * * *

                           Overall and 3 year Ratings

                     Rated among 1919 Domestic Equity Funds
                                GE US Equity - D

--------------------------------------------------------------------------------

                                     * * * *

                           Overall and 3 year Ratings

                                           Funds             Number of Funds
Fund/Class                               Peer Group           in Peer Group
----------                               ----------           -------------

GE International Equity - D
GE Global Equity - C & D               International Equity        478

GE US Equity - A, B & C
GE Strategic Inv't. - C & D            Domestic Equity            1919

GE Short-Term Gov't. - C & D           Taxable Bond               1172

--------------------------------------------------------------------------------

                                    * * * *

                                 1 Year Rating

                                          Funds              Number of Funds
Fund/Class                              Peer Group            in Peer Group
----------                              ----------            -------------

GE  International  Equity - D        International Equity          939

GE US Equity - B, C & D              Domestic Equity              3048

GE  Tax-Exempt - C & D               Municipal Bond               1751

GE  Short-Term Gov't. - C & D        Taxable Bond                 1696

--------------------------------------------------------------------------------

Morningstar is an independent fund ranking company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1997. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of a fund's overall rating. Ten percent of the funds in a rating category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

The GE Funds ratings above are based on three years of performance history. No class of GE Funds has either a five or ten year performance history. Star ratings for the classes of shares not shown above were lower than those shown. Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

                                                     A Letter from the President
Dear Shareholder:

We are pleased to provide you with the GE Funds 1997 semi-annual report. The new year has continued to bring exciting changes to the GE Funds. We are proud to announce the addition of a new growth equity product to our family of funds. The GE Premier Growth Equity Fund provides the opportunity to invest in the stocks of growing companies with the objective of long-term growth of capital and future income. Please refer to the portfolio manager's review of performance for specific investment considerations. The introduction of this Fund is part of our commitment to provide you with a diverse array of investment options.


Performance Highlights

Despite the volatile equity markets, our GE U.S. Equity Fund and GE Strategic Investment Fund were able to achieve double digit returns for the year ended March 31, 1997 (excluding loads).

The GE Family of funds continued to generate competitive returns for its shareholders in 1997. The majority of our fund classes excluding loads, outperformed the average returns of their peers on a six month, one year and three year basis, as measured at March 31, by Lipper Analytical Services, an independent mutual fund rating service. The Lipper Analytical Services average total returns for each category and complete details on each fund's performance, including reductions for the effect of loads, can be found on the various fund performance profiles contained in this semi-annual report.

Additionally, our Funds received many favorable star ratings from Morningstar, an independent fund ranking company which analyzes risk-adjusted performance providing a non-biased ranking system. Refer to the inside front cover of this report to see our Morningstar rankings.


Market Overview

The financial markets are off to a mixed start in 1997. Domestic equity markets supported by good corporate earnings, strong mutual fund flows, and continued signs of non-inflationary growth in the economy, rallied to record-highs by mid-February, only to give back much of their gains during the last half of March due to interest rate concerns. These factors resulted in an S&P 500 return of 2.6% for the first quarter of 1997 and brought the six-month return to 11.2% for the period ended March 31, 1997.

The bond market reacted positively to the November election results during the last quarter of 1996 but lost enthusiasm as a result of the 1997 first quarter economic data. Recent reports suggested a bias towards stronger growth, which convinced the Federal Reserve Board that a pre-emptive strike against inflation was necessary to slow the economy. The Fed increased short term rates .25% in March and appears ready to raise interest rates an additional .25% to .50% during the coming months to further control economic expansion. This interest rate pressure had a negative impact on the fixed income market pushing the Lehman Brothers Aggregate Bond Index down .6% in the first quarter of 1997 resulting in a 2.4% return for the six months ended March 31, 1997.



[PHOTO OF MICHAEL J. COSGROVE]

Municipal bonds began 1997 performing slightly better than taxable bonds on a total return basis, with the Lehman Brothers Municipal Bond Index losing .2% in the first quarter of 1997 and finishing the six months ended March 31, 1997 up 2.3%.

Outside the U.S., financial markets also lagged somewhat, with the Morgan Stanley EAFE Index losing 1.6% in the first quarter of 1997 and remaining flat for the six months ended March 31, 1997. Progress towards European Union, productivity improvements, and a strong U.S. dollar continue to support European share prices. Japan remains the world's underperformer, down 11.8% for the three months and 22.0% for the six months ended March 31, 1997, respectively. We continue to hold a favorable view of continental Europe, where corporate restructuring efforts are underway and valuations are more attractive.


Market Outlook

We view the U.S. equity market with a sense of caution but believe that continued earnings growth and a controlled inflation environment will generate reasonable returns in a volatile market. International markets continue to offer opportunities for attractive returns. Investors are encouraged by low interest rates, benign inflation, and a renewed emphasis on shareholder value, even though recently, local returns have been offset by the strength of the dollar. Fixed income markets provide additional diversification and an attractive risk-return tradeoff, provided inflation remains subdued.

As always, it is our pleasure to serve you, and we will continue to be dedicated to helping you meet your financial objectives.

Sincerely,

/S/ SIGNATURE
----------------------
Michael J. Cosgrove


Mike Cosgrove is responsible for the marketing, product development and sales of the GE Funds, and is a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's  previous  position as Chief  Financial  Officer of GE Investments and
Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                      See page 41 for Notes to Performance.
2

                                                          GE INTERNATIONAL FUNDS
Q&A


Ralph Layman manages the international equity team of GE Investments with total assets of over $8 billion. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.


Q. How did GE International & GE Global Equity Funds' industry benchmarks and Lipper peers perform for the six months ended March 31, 1997?

A. The GE International Equity Fund's benchmark, the MSCI EAFE Index, remained flat for the six months ended March 31, 1997. Our Lipper peer group of 782 International Stock Funds returned an average of 5.7% for the same period. The GE Global Equity Fund's benchmark, MSCI World Index, returned 4.9% for the six months ended March 31, 1997. Our Lipper peer group of 210 Global Stock Funds returned an average of 4.5% for the same period. Refer to the following page for the GE International Equity Fund and page 7 for GE Global Equity Fund, to see how your class of shares performed compared to the above benchmarks.

Q.   What drove the Funds' performance?

A. Stock selection drives our country allocation and our performance. Our approach proved advan-tageous in Japan, where we have been underweighted in one of the world's worst performing markets in the past six months (-22%). More importantly, we have avoided Japan's financial sector, which has led the decline. Japanese banks have been plagued with large non-performing loans and questionable management oversight. In Europe, our performance has been hampered by the strong U.S. dollar, which dampens our returns once they are translated back into our local currency. We generally do not hedge our currency exposure, preferring instead to buy quality exporters which we believe are likely to benefit from a strong U.S. dollar (see the discussion below on Novartis). For the GE Global Equity Fund, we have maintained our underweight stance towards the U.S. It is our contention the U.S. indices do not give a clear impression of what has been happening in the market, where many quality names have fallen 20% or more from their highs. This has provided us with some opportunities to add new names to the Fund, although we remain cautious on the outlook for the large-cap, "nifty-fifty" stocks (largest U.S. companies), especially in light of the recent change in Fed policy.

Q.   Which investments stand out?

A. Over the past six months, the Funds have benefited from our holdings in Novartis, a merger between two Swiss pharmaceutical companies, Sandoz and Ciba-Geigy. Novartis epitomizes two trends we are seeing in Europe; corporate restructurings and strong exports. The company's profits have been aided by cost savings and synergies related to the merger, while its revenues have been boosted by a stronger U.S. dollar. Another favorite worldwide would include HSBC Holdings, one of Asia's strongest banking franchises. HSBC is well-positioned in China and other Asian markets, and seems to have regained its focus on its core banking business.

Q. What is outlook for the Funds and how have you positioned them going forward?

A. Looking ahead, we still feel there is good value in Europe and the emerging markets. Europe merits an overweight position as we feel we are in the early stages of the restructuring movement. While we have low expectations for economic growth in these countries, we believe the region's economies have bottomed and should improve going forward. We expect to remain underweighted in Japan while we await signs that the government will tackle the structural problems in its economy. As for the U.S., we believe a two-tier market has developed. Many quality second-tier names have already corrected, providing us with some opportunities. We remain more cautious on the index names, however, and continue to take profits from our holdings among the "nifty-fifty." We believe at some point the performance of these names must revert back to the mean, and we wonder if further interest rate increases may act as the catalyst for this move. In this environment, our stock picking philosophy should prove rewarding, as investors are forced to differentiate between their names.

[PHOTO OF RALPH LAYMAN]

                                                    GE International Equity Fund

                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                                  Europe 61.0%
                                Cash & Other 5.1%
                               Other Regions 5.4%
                                   Japan 13.9%
                                Pacific Rim 14.6%

--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                    Since
                  6 Mo.      1 Yr.      3 Yr.     Inception    Commencement
--------------------------------------------------------------------------------

Class A           5.38%      9.86%      8.50%       7.39%        3/2/94
--------------------------------------------------------------------------------
Class A*          0.38%      4.64%      6.75%       5.71%        3/2/94
--------------------------------------------------------------------------------
Class B           5.14%      9.34%      7.92%       6.83%        3/2/94
--------------------------------------------------------------------------------
Class B*          1.14%      5.34%      7.63%       6.54%        3/2/94
--------------------------------------------------------------------------------
Class C           5.61%     10.23%      8.72%       7.64%        3/2/94
--------------------------------------------------------------------------------
Class D           5.74%     10.54%      9.09%       7.98%        3/2/94
--------------------------------------------------------------------------------
MSCI EAFE         0.00%      1.45%      6.53%
================================================================================

* With Load

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
               long-term growth of capital by investing primarily
                          in foreign equity securities.

================================================================================
                          GE INTERNATIONAL EQUITY FUND
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 1997
================================================================================


   Novartis AG                                         2.52%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                                2.48%
--------------------------------------------------------------------------------
   Medeva                                              2.21%
--------------------------------------------------------------------------------
   Siebe                                               2.02%
--------------------------------------------------------------------------------
   Canon Inc.                                          1.94%
--------------------------------------------------------------------------------
   Carrefour                                           1.87%
--------------------------------------------------------------------------------
   ABB AG                                              1.87%
--------------------------------------------------------------------------------
   Airtours PLC                                        1.84%
--------------------------------------------------------------------------------
   HSBC Holdings PLC                                   1.82%
--------------------------------------------------------------------------------
   Telecom Italia Mobile                               1.73%
================================================================================

                         * Lipper Performance Comparison
                         International Stock Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             782        686         314


  Peer group average
  total return:             5.7%       8.9%        6.0%


  Lipper categories
  in peer group:           International, European Region,
                           Pacific Region, Pacific Ex-Japan,
                           Japanese, Latin America,
                           Canadian, Emerging Markets,
                           International Small Company

  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)

GE INTERNATIONAL EQUITY FUND

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Common Stock -- 94.9%
--------------------------------------------------------------------------------
Australia -- 3.1%
Brambles Industries Ltd.               59,559    $   979,110
Burns Philip & Co.                    611,712      1,021,438
Coca Cola Amatil Ltd.                  38,669        367,683
F.H. Faulding & Co. Ltd.               36,134        212,453
                                                   2,580,684
Austria -- 2.8%
Creditanstalt Bankverein                8,930        345,429
Flughafen Wien AG                       5,018        228,708
OMV AG                                  3,648        431,823
VA Technologie AG                       9,114      1,343,441
                                                   2,349,401
Brazil -- 1.1%
Telecomunicacoes
   de Sao Paulo S.A.                3,526,245        895,459

Canada -- 0.6%
Bombardier Inc.                        26,062        470,603

Denmark -- 1.6%
Den Danske Bank                        13,251      1,194,610
Tele Danmark AS (Series B)              2,315        121,408
                                                   1,316,018
Finland -- 1.0%
Merita Ltd.                            46,224        157,300
Metra AB                                  948         55,412
Pohjola Insurance Group                 8,144        218,451
Valmet Corp.                           23,033        410,349
                                                     841,512
[GRAPHIC OF FLAG OF FRANCE]
France -- 10.9%
Alcatel Alsthom                        11,700      1,412,877
AXA-UAP                                 8,182        542,552
Carrefour                               2,486      1,545,752
Coflexip ADR                           19,983        614,477(a)
Lyonnaise Des Eaux S.A.                 6,674        683,507
Michelin CGDE                           9,465        563,905
Total S.A. (Class B)                   23,704      2,055,656
Usinor Sacilor                         26,081        427,367
Valeo                                  17,756      1,196,067
                                                   9,042,160
GRAPHIC OF FLAG OF GERMANY]
Germany -- 9.4%
BASF AG                                16,381        618,707
Deutsche Bank AG                        2,805        157,907
Dresdner Bank AG                        9,234        328,283
Fresenius Medical Care Inc.
   AG ADR                              10,506        912,651(a)
Gehe AG                                15,294      1,049,858
Mannesmann AG                           3,254      1,244,636
SGL Carbon                             10,369      1,423,562
Siemens AG                             20,911      1,127,038

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Veba AG                                15,491    $   877,173
                                                   7,739,815
Greece -- 0.5%
Alpha Credit Bank                       5,616        412,336
Alpha Credit Bank (Rts.)                4,493         35,828
                                                     448,164
Hong Kong -- 4.9%
Cheung Kong (Holdings) Ltd.            84,000        739,866
China Resources Enterprise Ltd.        36,000         77,587
Giordano International                607,000        368,178
Hong Kong & Shang Hot                  85,000        134,377
HSBC Holdings PLC                      64,787      1,504,983
Johnson Electric Holdings              91,500        232,626
Lai Sun Development Co. Ltd.          109,000        126,602
Lai Sun Hotels International Ltd.      21,888              0
New World Development Co. Ltd.         65,150        351,449
Television Broadcasts Ltd. ADR        126,000        512,215
                                                   4,047,883
India -- 0.5%
BSES Ltd.                               7,640        160,440
Tata Engineering &
   Locomotive Co. Ltd. GDR              6,621         86,073(b)
Tata Engineering &
   Locomotive Co. Ltd. GDR              6,442         83,746
Videsh Sanchar Nigam Ltd. GDR           2,550         44,752(b)
                                                     375,011
Indonesia -- 1.8%
Astra International                   313,000      1,016,826
PT Mulia Industrindo                  361,000        233,049
PT Tambang Timah GDR                   13,622        211,141(b)
                                                   1,461,016
Italy -- 3.0%
Edison SPA                             99,111        529,662
ENI SPA                                54,976        279,455
Gucci Group N.V. ADR                    1,783        128,599
Industrie Natuzzi Spa                   5,324        127,110
Telecom Italia Mobile                 496,237      1,428,663
                                                   2,493,489
[GRAPHIC OF FLAG OF JAPAN]
Japan -- 13.9%
Canon Inc.                             75,000      1,607,100
Credit Saison Co.                      64,285      1,174,772
DDI Corp.                                 180      1,136,735
Denso Corp.                            10,000        196,491
Honda Motor Co.                        40,000      1,193,499
Murata Manufacturing Co.               30,000      1,077,060
NEC Corp.                              67,000        758,470
NTT Data Communications
   Systems Co.                             27        718,283
Promise Co.                             5,700        238,748
Rohm Co.                               17,000      1,253,659
Sega Enterprises                        3,100         77,707
Sony Corp.                             14,500      1,014,191
Sumitomo Realty & Development          23,000        154,734
Suzuki Motor Corp.                     59,000        572,491
Tokyo Steel Manufacturing              29,300        289,043
                                                  11,462,983

----------

See Notes to Schedule of Investments and Financial Statements

                         GE International Equity Fund March 31, 1997 (unaudited)



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Malaysia -- 0.8%
AMMB Holdings Berhad                   34,000    $   282,613
AMMB Holdings Berhad (Rts.)            68,000          7,683
Telekom Malaysia                       46,000        358,229
                                                     648,525
Mexico -- 0.9%
Gruma S.A. de C.V.                      3,398         16,305
Grupo Carso S.A. de C.V. ADR           41,833        500,950
Grupo Financiero Bancomer
   S.A. ADR (Series C)                 22,016        151,366(a,b)
Grupo Televisa S.A. de C.V. ADR         3,723         92,610(a)
                                                     761,231
Netherlands -- 4.9%
IHC Caland N.V.                        20,531      1,096,884
ING Groep N.V.                         30,671      1,208,524
Nutricia Verenigde Bedrijven            1,561        241,370
PolyGram N.V.                          20,512      1,031,342
Wolters Kluwer                          4,205        506,484
                                                   4,084,604
New Zealand -- 0.1%
Carter Holt Harvey Ltd.                45,600         96,617

Panama -- 0.5%
Panamerican Beverages Inc.
   (Class A)                            7,950        426,319

Peru -- 1.0%
Telefonica del Peru
   S.A. ADR (Class B)                  38,300        852,175

Philippines -- 1.4%
Metro Bank & Trust Co.                 19,800        514,432
San Miguel Corp.                      177,180        614,905
                                                   1,129,337
Portugal -- 1.1%
Banco Comercial Portugues              42,231        629,975
Banco Comercial Portugues ADR          21,429        313,399
                                                     943,374
Singapore -- 0.5%
DBS Land Ltd.                          68,960        235,834
Singapore Airlines Ltd.                25,000        200,762
                                                     436,596
South Africa -- 1.3%
Iscor                               1,076,467        876,859
Malbak                                 45,562        226,805
                                                   1,103,664
South Korea -- 1.0%
Korea Electric Power                   27,227        790,510

Spain -- 2.0%
Banco Popular (Regd.)                   1,077        193,788

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Banco Santander S.A.                    4,646    $   320,641
Repsol S.A.                            26,628      1,112,052
                                                   1,626,481
Sweden -- 3.7%
Astra AB (Series B)                     2,480        116,661
Autoliv AB                             32,991      1,424,969
Electrolux AB (Series B)               11,147        710,000
Kinnevik Investment (Series B)         13,305        372,526
LM Ericsson Telephone (Series B)        8,147        287,567
Netcom Systems AB (Series B)           11,689        172,171(a)
                                                   3,083,894
[GRAPHIC OF FLAG OF SWITZERLAND]
Switzerland -- 8.5%
ABB AG                                  1,285      1,544,858
Danzas Holdings (Regd.)                   325        318,676
Nestle S.A. (Regd.)                       810        948,471
Novartis AG                             1,681      2,086,356
Roche Holdings AG                         134      1,158,881
Schw Ruckversicher (Regd.)                616        654,955
Zurich Versicherungsgesellschaft        1,095        344,708
                                                   7,056,905
Thailand -- 0.5%
Banpu Public Co. Ltd.                   6,200         90,773
Siam Cement Co. Ltd.                    2,800         72,926
Thai Farmers Bank                      32,731        213,120
                                                     376,819
[GRAPHIC OF FLAG OF UNITED KINGDOM]
United Kingdom -- 11.6%
Airtours PLC                           93,337      1,520,297
Cordiant                              324,031        645,076(a)
EMI Group                               8,357        152,895
Granada Group                          86,369      1,305,908
Medeva                                363,667      1,830,900
Railtrack Group PLC                   125,917        934,330
Reed International                     64,587      1,188,027
Siebe                                  98,887      1,669,267
Thorn                                 111,956        303,928
                                                   9,550,628
Total Investments in Securities
   (Cost $69,618,366)                             78,491,877

                                      Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Short Term Investments -- 3.9%
--------------------------------------------------------------------------------
Repurchase Agreement -- 3.9%
State Street Bank and Trust Co.
6.25%   04/01/97
   (Cost $3,230,000)                $3,230,000     3,230,000
   (dated 03/31/97, proceeds $3,230,561,
   collateralized by $3,299,796 United
   States Treasury Note, 9.875%, 11/15/15)

Other Assets and Liabilities, net 1.2%             1,010,776
--------------------------------------------------------------------------------

NET ASSETS - 100%                                $82,732,653
================================================================================



[GRAPHIC OF FLAG OF JAPAN]
--------------------------------------------------------------------------------



Icons represent the top five country weightings in the GE International Equity Fund at March 31, 1997.

                                                           GE Global Equity Fund

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                                  EUROPE 42.6%

                              UNITED STATES 27.9%

                                   JAPAN 8.8%

                                PACIFIC RIM 9.6%

                               CASH & OTHER 5.4%

                               OTHER REGIONS 5.7%

--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                     Since
                  6 Mo.      1 Yr.      3 Yr.      Inception   Commencement
--------------------------------------------------------------------------------

Class A           3.39%       8.99%      8.33%       7.63%       1/1/94
--------------------------------------------------------------------------------
Class A*        - 1.52%       3.81%      6.59%       6.02%       1/1/94
--------------------------------------------------------------------------------
Class B           3.13%       8.38%      7.81%       7.98%      12/22/93
--------------------------------------------------------------------------------
Class B*        - 0.76%       4.38%      7.53%       7.72%      12/22/93
--------------------------------------------------------------------------------
Class C           3.54%       9.25%      8.62%      12.43%       2/22/93
--------------------------------------------------------------------------------
Class D           3.64%       9.50%      8.90%      10.66%      11/29/93
--------------------------------------------------------------------------------
MSCI World        4.88%       9.35%     12.79%
================================================================================

* With Load

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
              long-term growth of capital by investing primarily in
                     equity securities of global companies.

================================================================================
                              GE GLOBAL EQUITY FUND
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 1997
================================================================================


   Novartis AG                                         2.70%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.35%
--------------------------------------------------------------------------------
   AlliedSignal Inc.                                   2.34%
--------------------------------------------------------------------------------
   HSBC Holdings PLC                                   2.21%
--------------------------------------------------------------------------------
   Telecom Italia Mobile                               2.07%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                                1.89%
--------------------------------------------------------------------------------
   ING Groep N.V.                                      1.87%
--------------------------------------------------------------------------------
   Ecolab Inc.                                         1.86%
--------------------------------------------------------------------------------
   Citicorp                                            1.79%
--------------------------------------------------------------------------------
   UCAR International Inc.                             1.75%
================================================================================

                         * Lipper Performance Comparison
                             Global Stock Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             210        191         112


  Peer group average
  total return:             4.5%       10.4%       10.6%


  Lipper categories
  in peer group:           Global, Global Small Company


  * See Notes to Performance for explanation of peer categories


                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)

GE GLOBAL EQUITY FUND



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Common Stock -- 94.6%
--------------------------------------------------------------------------------
Australia -- 1.6%
Burns Philip & Co.                    336,382    $   561,692
Coca Cola Amatil Ltd.                  22,035        209,519
                                                     771,211
Austria -- 1.8%
Flughafen Wien AG                       3,317        151,180
VA Technologie AG                       4,845        714,173
                                                     865,353
Brazil -- 1.2%
Ceval Alimentos S.A.                2,488,212         26,778
Telecomunicacoes
   de Sao Paulo S.A.                2,289,610        581,426
                                                     608,204
Canada -- 0.3%
Bombardier Inc.                         8,243        149,142

Finland -- 2.3%
Merita Ltd.                            56,243        191,395
Sampo Insurance Co. Ltd.                5,260        483,293
Valmet Corp.                           25,713        458,094
                                                   1,132,782
[GRAPHIC OF FLAG OF FRANCE]
France -- 7.2%
AXA-UAP                                 3,707        245,813
Carrefour                               1,214        754,844
Coflexip ADR                           19,573        601,870(a)
Michelin CGDE                           8,049        479,542
Total S.A. (Class B)                   10,654        923,935
Valeo                                   7,695        518,345
                                                   3,524,349
Germany -- 5.4%
BASF AG                                 7,101        268,203
Fresenius Medical Care Inc.
   AG ADR                               6,874        594,033(a)
Gehe AG                                 6,886        472,690
Mannesmann AG                           1,866        713,734
Veba AG                                10,831        613,302
                                                   2,661,962
Greece -- 0.7%
Alpha Credit Bank                       4,401        323,132
Alpha Credit Bank (Rts.)                3,521         28,077
                                                     351,209
Hong Kong -- 4.1%
Cheung Kong (Holdings) Ltd.            38,000        334,701
Giordano International                576,000        349,375
HSBC Holdings PLC                      46,708      1,085,013
Television Broadcasts Ltd. ADR         58,000        235,781
                                                   2,004,870

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Indonesia -- 1.4%
Astra International                   132,000    $   428,821
Steady Safe                           193,700        229,923
                                                     658,744
Italy -- 3.7%
Edison SPA                             54,320        290,293
Industrie Natuzzi Spa                  21,688        517,801
Telecom Italia Mobile                 351,789      1,012,798
                                                   1,820,892
[GRAPHIC OF FLAG OF JAPAN]
Japan -- 8.8%
Canon Inc.                             34,000        728,552
Credit Saison Co.                      27,025        493,867
DDI Corp.                                 126        795,714
Honda Motor Co.                        17,000        507,237
NTT Data Communications
   Systems Co.                             16        425,649
Rohm Co.                                7,000        516,212
Sega Enterprises                        1,900         47,627
Sony Corp.                              7,100        496,604
Suzuki Motor Corp.                     33,000        320,207
                                                   4,331,669
Malaysia -- 1.0%
AMMB Holdings Berhad                   55,000        457,168
AMMB Holdings Berhad (Rts.)           110,000         12,428
                                                     469,596
Mexico -- 1.1%
Gruma S.A. de C.V.                      1,766          8,474
Grupo Carso S.A. de C.V.
   (Series A)                          31,216        149,791
Grupo Carso S.A. de C.V. ADR            3,440         41,194
Grupo Financiero Bancomer
   S.A. ADR (Series C)                 22,741        156,352(a,b)
Grupo Televisa S.A. de C.V. ADR         6,881        171,165(a)
                                                     526,976
Netherlands -- 2.7%
ING Groep N.V.                         23,299        918,047
PolyGram N.V.                           7,832        393,792
                                                   1,311,839
Norway -- 1.0%
Petroleum Geo Services                 11,702        511,439(a)

Panama -- 1.2%
Banco Latinoamericano de
   Exportaciones S.A. (Class E)         4,338        204,971
Panamerican Beverage Inc.
   (Class A)                            7,394        396,503
                                                     601,474
Peru -- 1.1%
Telefonica del Peru S.A. ADR
   (Class B)                           25,143        559,432

Philippines -- 1.0%
Pilipino Telephone                     87,700         52,391(a)
San Miguel Corp.                      125,700        436,243
                                                     488,634
----------
See Notes to Schedule of Investments and Financial Statements

                              Schedule of Investments March 31, 1997 (unaudited)


                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Portugal --0.5%
Telecel-Comunicacoes Pessoais S.A.      2,922    $   239,737(a)

South Africa -- 0.8%
Iscor                                 468,490        381,619

Spain -- 1.6%
Banco Santander S.A.                    3,745        258,459
Repsol S.A.                            13,078        546,170
                                                     804,629
Sweden -- 1.6%
Autoliv AB                             18,328        791,635

[GRAPHIC OF FLAG OF SWITZERLAND]

Switzerland -- 7.1%
ABB AG                                    566        680,459
Novartis AG                             1,065      1,321,814
Roche Holdings AG                          61        527,550
Schw Ruckversicher (Regd.)                510        542,252
Tag Heuer International S.A. ADR        3,184        420,956(a)
                                                   3,493,031
Thailand -- 0.5%
Thai Farmers Bank                      33,700        219,430

[GRAPHIC OF FLAG OF UNITED KINGDOM]
United Kingdom -- 7.0%
Granada Group                          50,882        769,341
Medeva                                144,616        728,077
Railtrack Group PLC                    39,430        292,579
Reed International                     34,921        642,344
Siebe                                  43,816        739,638
Thorn                                  93,512        253,858
                                                   3,425,837
[GRAPHIC OF FLAG OF UNITED STATES]
United States -- 27.9%
Airgas Inc.                            32,481        548,117(a)
Airtouch Communications Inc.           30,421        699,683(a)
AlliedSignal Inc.                      16,118      1,148,407
Avery Dennison Corp.                    8,326        320,551
Citicorp                                8,118        878,773
Colgate Palmolive Co.                   4,604        458,674
Ecolab Inc.                            24,036        913,368
Electronic Data Systems Corp.          18,855        761,271
First Data Corp.                       33,922      1,149,108
Harman International
   Industries Inc.                     18,056        604,876
Home Depot Inc.                        10,223        546,930
Intel Corp.                             3,338        464,399
Motorola Inc.                          12,640        763,140
Scherer (R.P.) Corp. Delaware          13,275        688,641(a)
Sears Roebuck & Co.                    16,694        838,873
Sensormatic Electronics Corp.          24,599        415,108
Toys'R Us Inc.                          8,816        246,848(a)
Travelers Group Inc.                   17,131        820,147
Tyco International Ltd.                 5,974        328,570
UCAR International Inc.                21,609        856,257(a)
Zebra Technologies Corp. (Class A)      9,030        207,690(a)
                                                  13,659,431

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $40,459,987)                            $46,365,126



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Short Term Investments -- 3.3%
--------------------------------------------------------------------------------
Repurchase Agreement -- 3.3%
State Street Bank and Trust Co.
6.25%   04/01/97
   (Cost $1,620,000)               $1,620,000      1,620,000
   (dated 03/31/97, proceeds 1,620,281,
   collateralized by $1,656,445
   United States Treasury Note,
   9.875%, 11/15/15)

Other Assets and Liabilities, net 2.1%             1,005,057
--------------------------------------------------------------------------------

NET ASSETS - 100%                                $48,990,183
================================================================================

[GRAPHIC OF FLAG OF UNITED STATES]

Icons represent the top five country weightings in the GE Global Equity Fund at March 31, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                                                   GE PREMIER GROWTH EQUITY FUND

Q&A

David Carlson manages pension and mutual fund portfolios with total assets of over $4 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.


Q. How did the GE Premier Growth Equity Fund's industry benchmark and Lipper peers perform for the three months ended March 31, 1997?

A. GE Premier Growth Equity Fund commenced investment operations on December 31, 1996, so we only have one quarter's data. For the three months ended March 31, 1997, the S&P 500 rose 2.6% while our Lipper peer group of 843 Growth Funds posted an average return of -1.3%. Refer to the following page to see how your class of shares in the GE Premier Growth Equity Fund compared to these benchmarks.

Q.   Why did the Fund's performance trail that of the S&P 500?

A. A look at the major stock market indices for the first quarter of 1997 shows that the large capitalization indices such as the Dow and the S&P 500 outperformed the broad market overall. For example, the NASDAQ index was down 5.4% in the quarter. In addition, there were several holdings in the GE Premier Growth Equity Fund which fell sharply in the quarter. With approximately 30 holdings in the portfolio, the volatility of returns in any one quarter can be fairly significant.

Q.   What is the strategy of the GE Premier Growth Equity Fund?

A. GE Premier Growth Equity Fund is a growth fund that we believe will have certain aggressive growth characteristics. We seek companies with the following characteristics: high quality products/services with a leading market share in their industries, strong financial characteristics sustainable internal growth and superior financial returns (i.e.), a growth rate of 15% or better, and well-regarded management. Initially, we plan to limit the number of holdings to 30-40 names. We will invest in companies of varying sizes, although a majority of the portfolio will be comprised of companies with relatively large capitalizations. The portfolio will typically be overweighted in growth industries such as Technology and Healthcare, and underweighted in slow-growing industries such as Utilities and Basic materials. We expect the turnover to be low by industry standards, as our philosophy favors a buy and hold approach.

Q.   What is the outlook for GE Premier Growth Equity Fund?

A. Currently, the portfolio holds 33 stocks; 5 Healthcare stocks, 3 Technology stocks, 3 Software/services stocks, 3 Financial stocks, 2 Retail stocks, 2 cellular stocks, and the rest in a variety of industries. As of mid-to late April the cash weighting in the portfolio is approximately 8%, slightly higher than normal due to our concerns about the valuation level of the U.S. market. We believe these companies can grow at a mid-teens or better rate regardless of the strength in the economy or the level of interest rates, and we believe the superior growth rate will drive superior performance over the long term.

[PHOTO OF DAVID CARLSON]

                                                   GE Premier Growth Equity Fund

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


                          ENERGY & BASIC MATERIALS 5.8%

                                 CONSUMER 24.2%

                               CAPITAL GOODS 6.7%

                                HEALTHCARE 12.6%

                            FINANCIAL SERVICES 7.2%

                                  RETAIL 5.2%

                                TECHNOLOGY 16.9%

                                 Utilities 5.8%

                               Cash & Other 11.6%

                               Miscellaneous 4.0%

--------------------------------------------------------------------------------
                                 Total Return %
                       for the period ended March 31, 1997
--------------------------------------------------------------------------------

                          Since
                        Inception          Commencement
--------------------------------------------------------------------------------
Class A                    - 4.73%           12/31/96
--------------------------------------------------------------------------------
Class A*                   - 9.26%           12/31/96
--------------------------------------------------------------------------------
Class B                    - 4.87%           12/31/96
--------------------------------------------------------------------------------
Class B*                   - 8.67%           12/31/96
--------------------------------------------------------------------------------
Class C                    - 4.67%           12/31/96
--------------------------------------------------------------------------------
Class D                    - 4.60%           12/31/96
--------------------------------------------------------------------------------
S&P 500                      2.61%
================================================================================

* With Load

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by primarily investing in growth-oriented equity securities.

================================================================================
                          GE PREMIER GROWTH EQUITY FUND
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 1997
================================================================================


   SPDR Trust                                          3.96%
--------------------------------------------------------------------------------
   Interpublic Group Cos. Inc.                         3.46%
--------------------------------------------------------------------------------
   Dover Corp.                                         3.44%
--------------------------------------------------------------------------------
   First Data Corp.                                    3.33%
--------------------------------------------------------------------------------
   Schlumberger Ltd.                                   3.24%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                3.21%
--------------------------------------------------------------------------------
   Reuters Holdings PLC ADR (Class B)                  3.21%
--------------------------------------------------------------------------------
   Automatic Data Processing Inc.                      3.19%
--------------------------------------------------------------------------------
   Lincare Holdings Inc.                               3.03%
--------------------------------------------------------------------------------
   CUC International Inc.                              2.95%
================================================================================

                         * Lipper Performance Comparison
                                Growth Peer Group
           Based on total returns for the period ending March 31, 1997

                                             Three
                                            Months

  Number of Funds
  in peer group:                               843


  Peer group average
  total return:                              -1.3%


  Lipper categories
  in peer group:                            Growth


  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)


GE PREMIER GROWTH EQUITY FUND



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Common Stock -- 88.4%
--------------------------------------------------------------------------------
Basic Materials -- 2.6%
Airgas Inc.                            12,000    $   202,500

Capital Goods -- 6.7%
Dover Corp.                             5,000        262,500
Molex Inc. (Class A)                    7,000        245,000
                                                     507,500
[GRAPHIC OF MONEY]
Consumer - Cyclical -- 24.2%
Automatic Data Processing Inc.          5,800        242,875
Carnival Corp. (Class A)                6,000        222,000
Catalina Marketing Corp.                5,500        223,437(a)
Circus Circus Enterprises Inc.          7,000        182,000(a)
Comcast UK Cable Partners Ltd.
   (Class A)                           11,000        122,375(a)
CUC International Inc.                 10,000        225,000(a)
Harman International
   Industries Inc.                      5,200        174,200
Interpublic Group Cos. Inc.             5,000        263,750
Tele-Communications Inc.
   Liberty Media Group (Series A)       9,600        191,400(a)
                                                   1,847,037
Energy -- 3.2%
Schlumberger Ltd.                       2,300        246,675

[GRAPHIC OF DOLLAR SIGN]

Financial -- 7.2%
Citicorp                                2,000        216,500
Travelers Group Inc.                    4,000        191,500
Wells Fargo &  Co.                        500        142,063
                                                     550,063
[GRAPHIC]
Healthcare -- 12.6%
Cardinal Health Inc.                    4,000        217,500
Columbia/HCA Healthcare Corp.           4,000        134,500
Johnson & Johnson                       4,200        222,075
Lincare Holdings Inc.                   5,600        231,000(a)
Scherer (R.P.) Corp. Delaware           3,000        155,625(a)
                                                     960,700
Miscellaneous -- 4.0%
SPDR Trust                              4,000        301,875

Retail Trade -- 5.2%
Arbor Drugs Inc.                       10,500        183,750
Home Depot Inc.                         4,000        214,000
                                                     397,750
[GRAPHIC OF DISKETTES]
Software & Services -- 9.2%
First Data Corp.                        7,500        254,062
Microsoft Corp.                         2,200        201,713(a)
Reuters Holdings PLC ADR
   (Class B)                            4,200        244,387
                                                     700,162



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
[GRAPHIC OF COMPUTER]
Technology -- 7.7%
Applied Materials Inc.                  4,500    $   208,687(a)
Cisco Systems Inc.                      3,800        182,875(a)
Intel Corp.                             1,400        194,775
                                                     586,337
Utilities -- 5.8%
Airtouch Communications Inc.            9,000        207,000(a)
NTL Inc.                                8,500        179,563(a)
Vanguard Cellular Systems Inc.
   (Class A)                            5,000         55,000(a)
                                                     441,563
Total Investments in Securities
   (Cost $7,154,782)                               6,742,162

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Short Term Investments -- 12.6%
--------------------------------------------------------------------------------
U.S. Government Agencies -- 9.2%
Federal Home Loan Bank
5.41%   04/17/97                     $200,000        199,519(d)
Federal National Mortgage Assoc.
5.46%   04/10/97                      500,000        499,318(d)
                                                     698,837
Repurchase Agreement -- 3.4%
State Street Bank and Trust Co.
6.25%   04/01/97
   (Cost $260,000)                    260,000        260,000
   (dated 03/31/97, proceeds $260,045,
   collateralized by $268,436 United
   States Treasury Note, 9.875%, 11/15/15)


Total Short Term Investments
   (Cost $958,837)                                   958,837

Other Assets and Liabilities, net (1.0%)            (76,404)
--------------------------------------------------------------------------------

NET ASSETS --  100%                               $7,624,595
================================================================================


[GRAPHIC OF DISKETTES]

Icons represent the top five industry weightings in the GE Premier Growth Equity Fund at March 31, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                                                             GE U.S. EQUITY FUND

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $24 billion. His responsibilities include overseeing the portfolio management team of the GE U.S. Equity Fund listed on page 66. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. How did the GE U.S. Equity Fund's industry benchmark and Lipper peers perform for the six months ended March 31, 1997?

A. The S&P 500 returned 11.2% for the six months ended March 31, 1997. Our Lipper peer group of 648 Growth and Income Funds had an average return of 8.9% for the same period. Refer to the following page to see how your class of shares in the GE U.S. Equity Fund performed compared to these benchmarks.

Q.   What were the primary performance drivers?

A. The Fund lagged the S&P 500 for the six months ended March 31, 1997, but outperformed the average of its Lipper peer Growth & Income Funds. For the past three years over seventy-five percent of general equity mutual funds have underperformed the S&P 500 largely because of the narrowness of market leadership and the relative weakness of smaller capitalization stocks. Our strong performance relative to peers resulted from an overweighting in Financial, Energy and selected Capital Goods and Consumer-Stable stocks, and an underweighting in Utility and Consumer-Cyclical sectors. In the Financial sector, Travelers Group, Dean Witter Discover & Co., and Citicorp were leaders while Schlumberger was a particularly strong performer in the Energy sector. Textron and United Technologies turned in good performances in the Capital Goods sector while Bristol-Myers Squibb and Smithkline Beecham were leading Healthcare stocks in the Consumer-Stable sector. In the Technology sector our concern with valuations has kept us underweighted in some strong performers such as Microsoft, and we were hurt by our position in Reuters Holdings which underperformed even though fundamentals remain strong.

Q.   What has your investment strategy been?

A. Our strategy is to add value through stock selection by attempting to identify companies with shareholder oriented managements, strong financials and attractive valuations. We concentrate our efforts on fundamental company research and do not try to time the stock market or rotate from one "hot" sector to another. I lead a team of four portfolio managers, two of whom focus principally on growth stocks and two who have a more value-oriented approach. This results in a broadly diversified portfolio that we believe can do well versus the market, regardless of the economic environment. The portfolio managers, supported by a team of industry analysts, focus on finding stocks that they believe will outperform the market over the next three to five years.

Q.   What industries have you liked?

A. As mentioned above, we are overweighted in the Financial, Capital Goods and Energy sectors. These are the areas in which our managers are finding the best values on a stock-by-stock basis. Within the Financial sector we continue to find value in the insurance industry as well as with selected financial service companies and money center banks. In Capital Goods we are overweighted in a diverse group of companies that still look attractive versus the market. Within the Energy sector, our principal thrust is in the oil services industry which we believe is particularly attractive because of strong demand and little excess capacity.

Q.   What is the outlook for the Fund?

A. With most valuation measures at or near record levels, we believe the upside is limited for the stock market in 1997. We also expect volatility to increase and stock selection, as opposed to sector rotation, to be the key to good performance. Given our emphasis on high quality companies with attractive valuations, we believe the portfolio is well positioned for good relative performance in the coming year.

[PHOTO OF GENE BOLTON]

                                                             GE U.S. EQUITY FUND

                             PORTFOLIO COMPOSITION
                                  RETAIL 4.3%
                                 CONSUMER 17.1%
                            FINANCIAL SERVICES 17.8%
                                HEALTHCARE 11.4%
                         ENERGY & BASIC MATERIALS 14.8%
                              CAPITAL GOODS 11.4%
                                TECHNOLOGY 10.4%
                                 UTILITIES 7.1%
                               CASH & OTHER 4.2%
                              TRANSPORTATION 1.5%

--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                Since
                 6 Mo.      1 Yr.     3Yr     Inception     Commencement
--------------------------------------------------------------------------------
Class A         10.63%     17.05%    19.91%     16.49%       1/1/94
--------------------------------------------------------------------------------
Class A*         5.37%     11.49%    17.99%     14.76%       1/1/94
--------------------------------------------------------------------------------
Class B         10.31%     16.56%    19.21%     16.21%       12/22/93
--------------------------------------------------------------------------------
Class B*         6.32%     12.56%    18.98%     15.97%       12/22/93
--------------------------------------------------------------------------------
Class C         10.75%     17.49%    20.15%     16.28%       2/22/93
--------------------------------------------------------------------------------
Class D         10.91%     17.71%    20.43%     17.09%       11/29/93
--------------------------------------------------------------------------------
S&P 500         11.23%     19.81%    22.30%
================================================================================

* With Load

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by primarily investing in a diversified portfolio of growth and value stocks of U.S. companies.

================================================================================
                               GE U.S. EQUITY FUND
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 1997
================================================================================


   Intel Corp.                                         2.18%
--------------------------------------------------------------------------------
   Exxon Corp.                                         2.08%
--------------------------------------------------------------------------------
   Travelers Group Inc.                                1.94%
--------------------------------------------------------------------------------
   Citicorp                                            1.78%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                    1.75%
--------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                            1.71%
--------------------------------------------------------------------------------
   AlliedSignal Inc.                                   1.69%
--------------------------------------------------------------------------------
   Philip Morris Cos. Inc.                             1.53%
--------------------------------------------------------------------------------
   American International Group Inc.                   1.50%
--------------------------------------------------------------------------------
   Pepsico Inc.                                        1.48%
================================================================================

                         * Lipper Performance Comparison

                          Growth and Income Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             648        594         383


  Peer group average
  total return:             8.9%       15.8%       18.2%


  Lipper categories
  in peer group:           Growth & Income, S&P 500 Index


  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)



GE U.S. EQUITY FUND


                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Common Stock -- 95.1%
--------------------------------------------------------------------------------
Basic Materials -- 4.2%
Air Products & Chemicals Inc.          11,509    $   781,173
Airgas Inc.                            17,682        298,384(a)
Barrick Gold Corp.                     12,437        295,379
Du Pont de Nemours (E.I.) & Co.        36,712      3,891,472
Eastman Chemical Co.                    4,976        267,460
FMC Corp.                               5,285        323,706
Freeport McMoran Copper &
   Gold Inc. (Class A)                 12,884        378,468
Hoechst AG                              3,109        125,907
IMC Global Inc.                         9,333        337,155
Mead Corp.                             13,724        727,372
Morton International Inc.              38,657      1,633,258
Newmont Mining Corp.                   15,335        594,231
Potash Corp. of Saskatchewan Inc          688         52,288
PPG Industries Inc.                     2,382        128,628
Rayonier Inc.                          11,307        421,186
Santa Fe Pacific Gold Corp.            29,718        490,347
Weyerhaeuser Co.                       23,695      1,057,389
                                                  11,803,803
[GRAPHIC OF CAPITAL GOODS]
Capital Goods -- 11.4%
AlliedSignal Inc.                      66,860      4,763,775
AMP Inc.                               18,435        633,703
Armstrong World Industries Inc.         8,704        563,584
Avery Dennison Corp.                    6,631        255,294
Boeing Co.                              4,175        411,759
Browning-Ferris Industries Inc.        20,665        596,702
Corning Inc.                            7,368        326,955
Deere & Co.                            35,573      1,547,425
Dover Corp.                            67,125      3,524,062
Emerson Electric Co.                   81,502      3,667,590
General Signal Corp.                   10,070        393,989
Hubbell Inc. (Class B)                 71,129      3,005,200
Lockheed Martin Corp.                  12,815      1,076,460
Mannesmann AG                             417        159,500
Martin Marietta Materials Inc.         16,947        436,385
Masco Corp.                             4,146        148,220
McDonnell Douglas Corp.                 9,578        584,258
Minnesota Mining &
   Manufacturing                        7,501        633,835
Molex Inc. (Class A)                   12,034        421,190
National Service Industries Inc.        8,291        324,385
Newport News Shipbuilding Inc.          2,986         43,297
Parker Hannifin Corp.                   3,439        147,017
Sherwin Williams Co.                   14,372        388,044
Textron Inc.                           35,563      3,734,115
Timken Co.                              8,291        443,569
Tyco International Ltd.                 5,300        291,500
Ucar International Inc.                 4,347        172,250(a)
United Technologies Corp.              32,215      2,424,179
Waste Management International
   PLC ADR                              7,933         59,498(a)
Wheelabrator Technologies Inc.          8,291        108,819

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
WMX Technologies Inc.                  30,027    $   919,577
                                                  32,206,136
Consumer - Cyclical -- 7.3%
ACNielson Corp.                        17,194        257,910(a)
Automatic Data Processing Inc.         42,489      1,779,227
Carnival Corp. (Class A)               11,298        418,026
Catalina Marketing Corp.                5,895        239,484(a)
Circus Circus Enterprises Inc.         29,445        765,570(a)
Comcast Corp. (Class A)                46,698        788,029
Comcast UK Cable Partners Ltd.
   (Class A)                           12,771        142,077(a)
CUC International Inc.                  9,578        215,505(a)
Disney (Walt) Co.                      38,839      2,835,247
Donnelley (R.R.) & Sons Co.               704         24,552
Dun & Bradstreet Corp.                 11,391        289,047
Eastman Kodak Co.                      25,796      1,957,271
Federal-Mogul Corp.                     5,158        127,016
Ford Motor Co.                         33,063      1,037,352
Gannett Inc.                           23,720      2,036,955
General Motors Corp.                   14,187        785,605
Goodyear Tire & Rubber Co.              6,877        359,323
Harman International
   Industries Inc.                      6,877        230,380
Interpublic Group Cos. Inc.            26,986      1,423,511
ITT Industries Inc.                     4,563        102,097
Knight Ridder Inc.                      6,385        254,602
McDonalds Corp.                        30,042      1,419,485
Metromedia International
   Group Inc.                           6,621         57,520(a)
Readers Digest Assoc. Inc. (Class A)    1,719        49,421
Scholastic Corp.                        9,904        279,788(a)
Tele-Communications Inc.
   (Series A)                          51,443        617,316(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)              49,525        987,405(a)
Time Warner Inc.                       13,179        569,992
Viad Corp.                             10,561        168,976
Xerox Corp.                             7,150        406,656
                                                  20,625,345
[GRAPHIC OF CONSUMER ICON]
Consumer - Stable -- 9.8%
Anheuser Busch Cos. Inc.               71,543      3,013,749
Archer-Daniels Midland Co.             24,847        444,140
Avon Products Inc.                     17,094        897,435
Coca Cola Co.                           2,436        136,112
Colgate Palmolive Co.                  15,075      1,501,847
Conagra Inc.                           16,382        888,723
CPC International Inc.                 16,176      1,326,432
General Mills Inc.                     11,509        714,997
Gillette Co.                            5,894        428,052
International Flavours                  8,115        355,031
Kellogg Co.                             4,146        278,818
Kimberly Clark Corp.                   30,794      3,060,154
Nestle S.A. (Regd.)                       441        516,390
Pepsico Inc.                          128,021      4,176,685
Philip Morris Cos. Inc.                37,623      4,293,725(h)
Procter & Gamble Co.                   29,074      3,343,510
Ralston Purina Co.                      9,058        707,656
Sara Lee Corp.                         22,350        905,175
Sysco Corp.                             7,368        251,433
Unilever N.V.                           1,474        274,532
                                                  27,514,596


----------
See Notes to Schedule of Investments and Financial Statements

                                  GE U.S. EQUITY FUND March 31, 1997 (unaudited)



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
[GRAPHIC OF GAS PUMP]
Energy -- 10.5%
Amoco Corp.                            33,348    $ 2,888,770
Anadarko Petroleum Co.                  9,618        539,810
Atlantic Richfield Co.                  4,534        612,090
Baker Hughes Inc.                      25,960        996,215
British Petroleum PLC ADR               2,511        344,635
Burlington Resources Inc.              29,324      1,253,601
Diamond Offshore Drilling Inc.          2,210        151,385(a)
Elf Aquitaine S.A.                      3,807        187,495
Exxon Corp.                            54,405      5,862,139
Halliburton Co.                         7,673        519,846
Louisiana Land & Exploration Co.        3,438        162,875
Mobil Corp.                            16,367      2,137,939
Nabors Industries Inc.                 17,796        347,022(a)
Royal Dutch Petroleum Co. ADR          23,116      4,045,300
Schlumberger Ltd.                      38,161      4,092,767
Texaco Inc.                            22,296      2,441,412
Tosco Corp.                            12,789        364,487
Total S.A. (Class B)                   11,066        468,922
Union Pacific Resources
   Group Inc.                          19,682        526,493
Unocal Corp.                           37,297      1,421,948
Valero Energy Corp.                     2,088         75,951
                                                  29,441,102
[GRAPHIC OF DOLLAR SIGN]
Financial -- 11.8%
American Express Co.                   43,594      2,610,191
Bank of Boston Corp.                   16,201      1,085,467
Bank of New York Inc.                  19,500        716,625
BankAmerica Corp.                       4,740        477,555
Bankers Trust New York Corp.            3,142        257,644
Barnett Banks Inc.                      2,947        137,036
Beneficial Corp.                       10,314        666,542
Chase Manhattan Corp.                  12,772      1,195,778
Citicorp                               46,378      5,020,418
CMAC Investment Corp.                   8,395        280,183
Countrywide Credit Industries          15,674        387,932
Dean Witter Discover & Co.             34,384      1,199,142
Echelon International Corp.                 1             18(a)
Edwards A.G. Inc.                       7,461        229,426
Federal National Mortgage Assoc.      136,410      4,927,811
ING Groep N.V.                          4,431        174,594
Manufactured Home
   Communities Inc.                     5,008        109,550
Mellon Bank Corp.                      10,989        799,450
Merrill Lynch & Co. Inc.                3,733        320,571
Morgan (J.P.) & Co. Inc.               16,629      1,633,799
Morgan Stanley Group Inc.              12,923        759,226
Norwest Corp.                             982         45,418
Salomon Inc.                            4,769        237,854
Standard Federal Bancorporation         5,388        312,504
State Street Boston Corp.              11,548        801,143
T. Rowe Price & Associates              4,667        173,262
Travelers Group Inc.                  114,119      5,463,447
Trizec Hahn Corp.                       6,631        148,369
United States Bancorp                   8,596        459,886
Wells Fargo &  Co.                      9,063      2,575,025
                                                  33,205,866

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
[GRAPHIC OF HEALTHCARE]

Healthcare -- 11.4%
Abbott Laboratories                    65,659    $ 3,685,111
Allergan Inc.                          26,033        758,211
American Home Products Corp.           52,801      3,168,060
Amgen Inc.                              4,390        245,291(a)
Arrow International Inc.                2,648         80,102
Baxter International Inc.              13,803        595,254
Bristol-Myers Squibb Co.               81,364      4,800,476
Cardinal Health Inc.                    8,355        454,303
Columbia/HCA Healthcare Corp.           6,385        214,696
Dentsply International Inc.             3,964        198,200
Eli Lilly & Co.                        19,554      1,608,316
Forest Labs Inc.                        1,596         60,050(a)
Johnson & Johnson                      68,139      3,602,850
Lincare Holdings Inc.                   6,631        273,529(a)
Living Centers of America Inc.          9,579        330,476(a)
Merck & Co. Inc.                       48,137      4,055,542
Pfizer Inc.                            32,035      2,694,944
Scherer (R.P.) Corp. Delaware          15,266        791,924(a)
Schering Plough Corp.                  21,257      1,546,447
Smithkline Beecham PLC ADR             34,089      2,386,230
St. Jude Medical Inc.                   2,088         69,687(a)
Watson Pharmaceuticals Inc.            15,964        570,713(a)
                                                  32,190,412
Insurance -- 5.9%
American International Group Inc.      35,872      4,210,476
Chubb Corp.                             8,709        469,197
Equitable Cos. Inc. (Series B)          2,948         80,333
Everest Reinsurance Holdings            3,144         92,355
General Reinsurance Corp.              11,744      1,855,552
ITT Hartford Group Inc.                 7,186        518,290
Lincoln National Corp.                 24,182      1,293,737
Loews Corp.                            30,143      2,678,959
Marsh & McLennan Cos. Inc.             12,610      1,428,083
Provident Cos. Inc.                    22,531      1,233,572
Providian Corp.                         7,520        402,320
Reliastar Financial Corp.               2,701        159,697
TIG Holdings Inc.                      54,741      1,738,027
UNUM Corp.                              6,317        461,141
                                                  16,621,739
Retail Trade -- 4.3%
American Stores Co.                    12,437        553,446
Arbor Drugs Inc.                       28,647        501,323
Costco Cos. Inc.                       21,613        597,059(a)
Dayton Hudson Corp.                    17,939        748,953
Federated Department Stores Inc.       23,077        758,656(a)
Home Depot Inc.                        29,089      1,556,261
K Mart Corp.                            4,912         59,558(a)
Lowes Cos. Inc.                        12,240        457,470
May Department Stores Co.               3,438        156,429
Office Max Inc.                         6,081         79,053(a)
Penney J.C. Inc.                        6,033        287,322
Sears Roebuck & Co.                    43,523      2,187,031
Toys OR Us Inc.                        42,185      1,181,180(a)
Wal Mart Stores Inc.                  108,025      3,011,197
                                                  12,134,938


----------
See Notes to Schedule of Investments and Financial Statements

                              Schedule of Investments March 31, 1997 (unaudited)



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Technology - Computer Software & Services -- 3.6%

Computer Associates
   International Inc.                  21,430    $   833,091
Electronic Data Systems Corp.          11,169        450,948
Equifax Inc.                           90,410      2,463,673
First Data Corp.                      101,014      3,421,849
Informix Corp.                          4,146         62,708(a)
Intuit Inc.                             4,878        113,414(a)
Microsoft Corp.                         6,621        607,063(a)
Reuters Holdings PLC ADR
   (Class B)                           35,057      2,039,879
                                                   9,992,625
Technology - Electronics & Equipment -- 6.4%

3Com Corp.                              4,175        136,731(a)
Applied Materials Inc.                 12,958        600,927(a)
Cisco Systems Inc.                     15,472        744,590(a)
DSC Communications Corp.                5,404        113,146(a)
Hewlett Packard Co.                    68,508      3,648,051
Intel Corp.                            44,194      6,148,490
International Business Machines        28,573      3,925,216
Lucent Technologies Inc.                6,528        344,352
Motorola Inc.                              76          4,589
NCR Corp.                                 982         34,616(a)
Northern Telecom Ltd.                   5,894        385,320
Perkin Elmer Corp.                        737         47,444
Pitney Bowes Inc.                      10,907        640,786
Rockwell International Corp.            2,999        194,560
Storage Technology Corp.                4,054        159,120(a)
Varian Associates Inc.                 15,154        810,739
                                                  17,938,677
Transportation -- 1.4%
Burlington Northern Santa Fe           14,540      1,075,960
Canadian Pacific Ltd.                  31,944        766,656
Continental Airlines Inc.
   (Class B)                           16,848        528,606(a)
Delta Air Lines Inc.                    4,146        348,782
Pittston Brinks Group                   8,351        210,863
Union Pacific Corp.                    19,741      1,120,302
                                                   4,051,169
Utilities -- 7.1%
360 Communications Co.                  3,193         55,079(a)
Airtouch Communications Inc.          103,339      2,376,797(a)
Allegheny Power Systems Inc.            6,533        193,540
American Electric Power Inc.           17,192        709,170
American Telephone &
   Telegraph Corp.                     38,005      1,320,674
Bellsouth Corp.                        30,882      1,304,764
CMS Energy Corp.                        3,438        113,024
Duke Power Co.                         21,367        942,819
El Paso Natural Gas Co.                 5,894        333,748
Florida Progress Corp.                 16,210        492,379
FPL Group Inc.                         14,431        636,768
GTE Corp.                              78,608      3,665,098
Illinova Corp.                          6,385        146,057
MCI Communications Corp.               30,856      1,099,245

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
NTL Inc.                               57,441    $ 1,213,441(a)
NYNEX Corp.                            15,826        722,061
Pacificorp                             31,928        682,461
Pinnacle West Capital Corp.            11,052        332,942
Public Service Co. Colorado             9,122        353,478
SBC Communications Inc.                29,924      1,574,750
Scana Corp.                             4,416        112,056
Sonat Inc.                             13,685        745,832
Southern Co.                           15,060        318,143
Sprint Corp.                            4,912        223,496
Vanguard Cellular Systems Inc.
   (Class A)                           28,981        318,791(a)
                                                  19,986,613
Total Common Stock
   (Cost $218,833,523)                           267,713,021



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Convertible Bonds -- 0.1%
--------------------------------------------------------------------------------
Berkshire Hathaway Inc. Delaware
1.00%   12/02/01                     $116,000        117,740
Continental Airlines Inc.
6.75%   04/15/06                       15,000         18,450
6.75%   04/15/06                      172,000        206,400(a,b)

Total Convertible Bonds
   (Cost $297,830)                                   342,590




                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Airtouch Communications Inc.
   (Class B), 6.00%                     4,534        116,184
Kmart Financing, 7.75%                    982         52,537
Microsoft Corp. (Series A), $2.20      14,441      1,171,526
Occidental Petroleum Corp., $3.88       5,310        307,980(b)

Total Preferred Stock
   (Cost $1,630,789)                               1,648,227

Total Investments in Securities
   (Cost $220,762,142)                           269,703,838

----------
See Notes to Schedule of Investments and Financial Statements

                                  GE U.S. Equity Fund March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Short Term Investments -- 4.2%
--------------------------------------------------------------------------------
Time Deposit -- 0.2%
State Street Cayman Islands          $485,000    $   485,000
6.50%   04/01/97

Repurchase Agreement -- 4.0%
State Street Bank and Trust Co.
6.25%   04/01/97
   (Cost $11,350,000)              11,350,000     11,350,000
   (dated 03/31/97, proceeds $11,351,970,
   collateralized by $11,582,023 United
   States Treasury Note, 9.875%, 11/15/15)

Total Short Term Investments
   (Cost $11,835,000)                             11,835,000

Other Assets and Liabilities, net 0.0%              (99,240)
--------------------------------------------------------------------------------

NET ASSETS --  100%                             $281,439,598
================================================================================




Other Information
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long Futures Contracts open at March 31, 1997:

                                    Number
                  Expiration            of       Underlying     Unrealized
Description             Date     Contracts       Face Value           Loss
--------------------------------------------------------------------------------

S&P 500            June 1997            19      $ 7,201,000      $ 414,750

[GRAPHIC OF CAPITAL GOODS]

Icons represent the top five industry weightings in the GE U.S. Equity Fund at March 31, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                                                    GE STRATEGIC INVESTMENT FUND
Q&A

David Carlson and Bob MacDougall share portfolio management responsibility for the GE Strategic Investment Fund. Dave Carlson manages the equity portion and Bob MacDougall manages the fixed income portion of the fund. Please refer to page 10 for Dave's biographical details and page 31for Bob's biographical details.

Q. How did GE Strategic Investment Fund's Lipper and industry benchmarks perform for the six months ended March 31, 1997?

A. Our 322 peer Balanced funds as tracked by Lipper Analytical Services, had an average return of 5.4% for the six months ended March 31, 1997. Looking at the various asset classes, U.S. stocks (S&P 500) returned 11.2%, international stocks MSCIEAFE had a 0.0% return, and bonds (LB Agg.) returned 2.4% for the same period. Refer to the following page to see how your class of shares in the GE Strategic Investment Fund compared to these benchmarks.

Q. What is the current breakdown among U.S. stocks, international stocks, bonds, and cash, and has this changed in the last six months?

A. Currently, U.S. stocks comprise 40% of the total Fund, international stocks 18%, bonds 31% and cash 11%. The only significant change over the last six months is the lowering of U.S. stocks (from 45%) and the increase in international stocks (from 14%). We continue to believe that the U.S. market is expensive relative to the international markets, so U.S. stocks are at a lower than normal level. The cash weighting is higher than normal due in part to the full valuation of the stock market and the near term risk that the Federal Reserve will continue to raise interest rates.

Q. You have made few changes in asset mix over the last two years. Should investors expect fairly stable levels of asset mix or do you envision greater changes in the future?

A. We have a rigorous analytical approach to asset allocation. The asset allocation committee that sets the policy for the GE Pension Trust also sets the policy for the GE Strategic Investment Fund as well. They employ a variety of quantitative models that compare stocks versus bonds, U.S. stocks versus international stocks, and all long duration assets versus cash. Essentially, they assess the risk/reward offered in each market and recommend an appropriate weight for each asset class. Volatility has been fairly low in recent years so the changes have been few. If volatility increases, the weightings will change more significantly and more frequently.

Q.   What is the outlook for the GE Strategic Investment Fund?

A. We would characterize the positioning of the GE Strategic Investment Fund as somewhat defensive. Equities are lower than normal and cash is higher than normal. At the time this is written, we are expecting at least one more upward move in interest rates by the Federal Reserve. Stocks and bonds do not typically do well when the Fed is tightening. Within each asset class the focus remains the same; find high quality instruments at attractive valuation levels. Should the market sell off in the coming months, we believe we are in excellent position to take advantage of the volatility.

[PHOTO OF DAVID CARLSON AND BOB MACDOUGALL]

                          GE STRATEGIC INVESTMENT FUND
                             PORTFOLIO COMPOSITION
                             DOMESTIC EQUITY 40.4%
                              FOREIGN EQUITY 18.4%
                             BONDS AND NOTES 30.6%
                               CASH & OTHER 10.6%

--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                Since
                 6 Mo.      1 Yr.     3Yr     Inception     Commencement
--------------------------------------------------------------------------------
Class A          5.52%     10.75%    13.96%     11.34%        1/1/94
--------------------------------------------------------------------------------
Class A*         0.51%      5.49%    12.13%      9.69%        1/1/94
--------------------------------------------------------------------------------
Class B          5.31%     10.20%    13.27%     10.87%       12/22/93
--------------------------------------------------------------------------------
Class B*         1.31%      6.20%    13.01%     10.61%       12/22/93
--------------------------------------------------------------------------------
Class C          5.64%     10.98%    14.08%     11.39%        2/22/93
--------------------------------------------------------------------------------
Class D          5.79%     11.35%    14.40%     11.97%       11/29/93
--------------------------------------------------------------------------------
LB Agg.          2.43%      4.91%     6.86%
--------------------------------------------------------------------------------
S&P 500         11.23%     19.81%    22.30%
================================================================================

* With Load

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.

================================================================================

                          GE STRATEGIC INVESTMENT FUND
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 1997
================================================================================


   Gov't Nat'l Mortgage Assoc. 8.5% 10/15/17           2.46%
--------------------------------------------------------------------------------
   U.S. Treasury Note 6.5% 10/15/06                    1.47%
--------------------------------------------------------------------------------
   U.S. Treasury Bond 6.5% 11/15/26                    1.42%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.34%
--------------------------------------------------------------------------------
   Travelers Group Inc.                                1.26%
--------------------------------------------------------------------------------
   U.S. Treasury Note 5.875% 2/15/00                   1.25%
--------------------------------------------------------------------------------
   Dover Corp.                                         1.22%
--------------------------------------------------------------------------------
   Federal National Mtg. Assn.                         1.21%
--------------------------------------------------------------------------------
   AlliedSignal Inc.                                   1.15%
--------------------------------------------------------------------------------
   Schlumberger Ltd.                                   1.08%
================================================================================

                         * Lipper Performance Comparison

                               Balanced Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             322        294         177


  Peer group average
  total return:             5.4%       10.7%       12.8%


  Lipper categories
  in peer group:           Balanced


  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.
20

                              Schedule of Investments March 31, 1997 (unaudited)

GE STRATEGIC INVESTMENT FUND



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Common Stock -- 58.2%
--------------------------------------------------------------------------------

Basic Materials -- 1.9%
Air Products & Chemicals Inc.           5,000    $   339,375
Airgas Inc.                            10,000        168,750(a)
Banpu Co.                               1,200         17,569
BASF AG                                 3,255        122,940
Carter Holt Harvey Ltd.                 9,061         19,198
Iscor Ltd.                            213,917        174,251
Morton International Inc.              15,000        633,750
PT Tambang Timah GDR                    2,707         40,605(b)
SGL Carbon                              2,061        282,955
Tokyo Steel Manufacturing               5,800         57,217
                                                   1,856,610
[GRAPHIC OF CAPITAL GOODS]
Capital Goods -- 7.9%
ABB AG                                    255        306,567
Alcatel Alsthom                         2,325        280,764
Alleghany Corp. Delaware                1,040        216,923
AlliedSignal Inc.                      16,000      1,140,000
AMP Inc.                                8,900        305,938
Astra International                    62,500        203,040
Bombardier Inc.                         5,180         93,536
Browning-Ferris Industries Inc.         5,000        144,375
Denso Corp.                             2,000         39,298
Dover Corp.                            23,000      1,207,500
Emerson Electric Co.                    5,000        225,000
Grupo Carso S.A. de C.V. ADR            8,314         99,560
Hubbell Inc. (Class B)                 18,225        770,006
Lyonnaise Des Eaux S.A.                 1,326        135,800
Mannesmann AG                             647        247,474
Metra AB                                  188         10,989
Molex Inc. (Class A)                    9,000        315,000
NEC Corp.                              14,000        158,486
PT Mulia Industrindo                   73,000         47,126
Siam Cement Co. Ltd.                      600         15,627
Siebe                                  19,651        331,720
Siemens AG                              4,155        223,942
Tata Engineering &
   Locomotive Co. Ltd. GDR              1,311         16,388(b)
Tata Engineering &
   Locomotive Co. Ltd. GDR              1,280         16,000
Tyco International Ltd.                 3,800        209,000
VA Technologie AG                       1,811        266,949
Valeo                                   3,529        237,718
Valmet Corp.                            4,577         81,542(a)
Waste Management International
   PLC ADR                              3,265         24,488(a)
WMX Technologies Inc.                  12,500        382,812
                                                   7,753,568
[GRAPHIC OF MONEY]
Consumer - Cyclical -- 7.3%
Airtours PLC                           18,548        302,114
Autoliv AB                              6,556        283,171
Automatic Data Processing Inc.         15,000        628,125

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Canon Inc.                             15,000    $   321,420
Carnival Corp. (Class A)                7,000        259,000
Catalina Marketing Corp.                3,000        121,875(a)
Circus Circus Enterprises Inc.          8,000        208,000(a)
Comcast Corp. (Class A)                18,000        303,750
Comcast UK Cable Partners Ltd.
   (Class A)                            7,000         77,875(a)
CUC International Inc.                  4,500        101,250(a)
Disney (Walt) Co.                       9,000        657,000
Electrolux AB (Series B)                2,216        141,146
EMI Group                               1,660         30,371
Gannett Inc.                            3,800        326,325
Granada Group                          17,205        260,141
Grupo Television S.A. de C.V. ADR         740         18,407(a)
Gucci Group N.V. ADR                      355         25,604
Harman International
   Industries Inc.                      4,000        134,000
Honda Motor Co.                         8,000        238,700
Hong Kong & Shang Hot                  17,000         26,875
Industrie Natuzzi Spa                   1,058         25,260
Interpublic Group Cos. Inc.             7,000        369,250
Johnson Electric Holdings              15,500         39,407
Kinnevik Investment (Series B)          2,644         74,029
McDonalds Corp.                         6,500        307,125
Michelin CGDE                           1,865        111,113
Polygram N.V.                           4,076        204,941
Promise Co.                             1,100         46,074
Reed International                     12,835        236,090
Saatchi & Saatchi                      64,392        128,191(a)
Scholastic Corp.                        2,219         62,687
Sega Enterprises                          600         15,040
Sony Corp.                              3,700        258,794
Suzuki Motor Corp.                     12,000        116,439
Tele-Communications Inc.
   (Class A)                           20,000        240,000(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)              10,000        199,375(a)
Television Broadcasts Ltd. ADR         25,000        101,630
Time Warner Inc.                        3,800        164,350
                                                   7,164,944
Consumer - Stable -- 4.7%
Anheuser Busch Cos. Inc.                7,600        320,150
Avon Products Inc.                      6,400        336,000
Coca Cola Amatil Ltd.                   7,643         72,673
Coca Cola Co.                           1,500         83,813
Colgate Palmolive Co.                   1,200        119,550
Gehe AG (WT)                            3,039        208,612
Gillette Co.                            4,300        312,288
Gruma S.A. de C.V.                        676          3,244
International Flavours                  2,200         96,250
Kimberly Clark Corp.                    9,000        894,375
Nestle S.A. (Regd.)                       161        188,523
Nutricia Verenigde Bedrijven              310         47,934
Panamerican Beverages Inc.
   (Class A)                            1,695         90,894
Pepsico Inc.                           19,000        619,875
Philip Morris Cos. Inc.                 9,000      1,027,125
Procter & Gamble Co.                    1,200        138,000
San Miguel Corp.                       35,100        121,815
                                                   4,681,121

----------
See Notes to Schedule of Investments and Financial Statements

                         GE Strategic Investment Fund March 31, 1997 (unaudited)



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
[GRAPHIC OF GAS PUMP]
Energy -- 5.5%
Amoco Corp.                             1,700    $   147,263
Anadarko Petroleum Co.                  4,300        241,338
Atlantic Richfield Co.                  2,300        310,500
Coflexip ADR                            3,971        122,108(a)
ENI Spa (Regd.)                        10,925         55,534
Exxon Corp.                             5,500        592,625
OMV AG                                    725         85,820
Repsol S.A.                             5,292        221,007
Royal Dutch Petroleum Co. ADR           5,000        875,000
Schlumberger Ltd.                      10,000      1,072,500
Texaco Inc.                             4,600        503,700
Total S.A. (Class B)                    4,710        408,460
Union Pacific Resources
   Group Inc.                           5,928        158,574
Unocal Corp.                           13,000        495,625
Veba AG                                 3,079        174,347
                                                   5,464,401
[GRAPHIC OF DOLLAR SIGN]
Financial -- 7.4%
Alpha Credit Bank                       1,588        116,570
Alpha Credit Bank (Rts.)                  895          7,137
American Express Co.                    6,000        359,250
AMMB Holdings Berhad                    6,800         56,522
AMMB Holdings Berhad (Rts.)            13,600          1,537
Banco Comercial Portugues ADR          12,628        187,084
Banco Popular (Regd.)                     214         38,506
Banco Santander S.A.                      885         61,078
Cheung Kong Holdings                   16,000        140,927
China Resources Development             8,000         17,242
Citicorp                                8,000        866,000
Countrywide Credit Industries          10,000        247,500
DBS Land                               14,000         47,878
Den Danske Bank                         2,633        237,371
Deutsche Bank AG                          557         31,356
Dresdner Bank AG                        1,835         65,237
Federal National Mortgage Assoc.       33,000      1,192,125
Grupo Financiero Bancomer
   S.A. ADR (Series C)                  5,180         35,620(a,b)
HSBC Holdings PLC                      12,899        299,640
ING Groep N.V.                          6,147        242,209
Lai Sun Development                    22,000         25,553
Lai Sun Hotels International Ltd.       4,418              0(a)
Merita Ltd.                             9,186         31,260
Metro Bank & Trust Co.                  3,900        101,328
Morgan (J.P.) & Co. Inc.                3,000        294,750
New World Development Corp.            11,775         63,520
State Street Boston Corp.               8,000        555,000
Sumitomo Realty & Development           5,000         33,638
Thai Farmers Bank                       6,500         42,323
Travelers Group Inc.                   26,000      1,244,750
Wells Fargo &  Co.                      2,400        681,900
                                                   7,324,811
[GRAPHIC OF HEALTHCARE]
Healthcare -- 8.4%
Abbott Laboratories                    17,000        954,125
American Home Products Corp.           10,000        600,000
Arrow International Inc.                2,500         75,625
Bristol-Myers Squibb Co.               12,000        708,000

                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Cardinal Health Inc.                    5,250    $   285,469
Columbia/HCA Healthcare Corp.           4,500        151,313
Dentsply International Inc.             2,000        100,000
Eli Lilly & Co.                         5,200        427,700
Faulding (F.H.) & Co.                   7,181         42,221
Fresenius Medical Care Inc.
    AG ADR                                855         81,963(a)
Johnson & Johnson                      19,000      1,004,625
Lincare Holdings Inc.                   4,000        165,000(a)
Living Centers of America Inc.          3,000        103,500(a)
Medeva                                 72,269        363,842
Merck & Co. Inc.                       10,000        842,500
Novartis AG                               334        414,541(a)
Pfizer Inc.                            10,500        883,312
Roche Holdings AG                          27        233,506
Scherer (R.P.) Corp. Delaware           3,000        155,625
Smithkline Beecham PLC ADR              6,600        462,000
St. Jude Medical Inc.                   2,000         66,750(a)
Watson Pharmaceuticals Inc.             5,000        178,750(a)
                                                   8,300,367
Insurance -- 3.3%
American International Group Inc.       4,500        528,188
AXA-UAP                                 1,625        107,754
Chubb Corp.                             5,000        269,375
General Reinsurance Corp.               3,500        553,000
Loews Corp.                             8,000        711,000
Marsh & McLennan Cos. Inc.              3,800        430,350
Pohjola                                 1,618         43,401
Schw Ruckversicher (Regd.)                123        130,778
TIG Holdings Inc.                       9,000        285,750
UNUM Corp.                              2,000        146,000
Zurich Versicherungsgesellechaft          218         68,627
                                                   3,274,223
Retail Trade -- 1.6%
Arbor Drugs Inc.                       12,750        223,125
Carrefour                                 495        307,782
Credit Saison Co.                      12,650        231,172
Giordano International                 94,000         57,016
Home Depot Inc.                         3,800        203,300
Tag Heuer International S.A. ADR          608         80,384(a)
Thorn                                  10,669         28,963
Toys'R Us Inc.                         16,000        448,000(a)
                                                   1,579,742
Software & Services -- 3.7%
Equifax Inc.                           34,000        926,500
First Data Corp.                       39,000      1,321,125
Intuit Inc.                             3,000         69,750(a)
Microsoft Corp.                         3,800        348,413
NTT Data Corp.                              6        159,618
Reuters Holdings PLC ADR
   (Class B)                           15,000        872,812
                                                   3,698,218
Technology -- 2.2%
Applied Materials Inc.                  2,000         92,750(a)
Brambles Industries Ltd.               11,548        189,841
Cisco Systems Inc.                      4,000        192,500(a)


----------
See Notes to Schedule of Investments and Financial Statements

                              Schedule of Investments March 31, 1997 (unaudited)



                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------
Hewlett Packard Co.                     3,400    $   181,050
Intel Corp.                             6,500        904,313
Murata Manufacturing Co.                7,000        251,314
Rohm Co.                                3,000        221,234
Wolters Kluwer                            836        100,694
                                                   2,133,696
Transportation -- 1.1%
Burns Philip & Co.                    119,080        198,840
IHC Caland N.V.                         4,080        217,977
Pittston Brinks Group                   5,500        138,875
Railtrack Group PLC                    25,022        185,669
Singapore Airlines Ltd.                 5,000         40,152
Union Pacific Corp.                     5,700        323,475
                                                   1,104,988
Utilities -- 3.2%
Airtouch Communications Inc.           31,000        713,000(a)
BSES                                    1,518         31,878(a)
DDI Corp.                                  37        233,662
Edison SPA                             19,696        105,258
GTE Corp.                               5,000        233,125
Korea Electric Power                    5,411        157,103
LM Ericsson Telephone (Series B)        1,619         57,146
MCI Communications Corp.                7,500        267,188
Netcom Systems AB (Series B)            2,323         34,216(a)
NTL Inc.                               22,000        464,750(a)
NYNEX Corp.                             2,000         91,250
Tele Danmark AS (Series B)                460         24,124
Telecom Italia Mobile                  98,613        283,906
Telecomunicacoes de
   Sao Paulo S.A.                     700,745        177,948
Telefonica del Peru S.A. ADR
   (Class B)                            7,229        160,845
Telekom Malaysia                        9,000         70,089
Vanguard Cellular Systems Inc.
   (Class A)                            5,000         55,000(a)
Videsh Sanchar Nigam Ltd. GDR             507          8,898(b)
                                                   3,169,386
Total Common Stock
    (Cost $43,922,790)                            57,506,075


                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Bonds and Notes -- 30.6%
--------------------------------------------------------------------------------
Federal Agency -- 0.2%
Federal National Mortgage Assoc.
6.375%   01/16/02
   (Cost $224,703)                  $ 225,000        220,289

U.S. Treasuries -- 12.0%
U.S. Treasury Bonds
5.63%      04/02/98                   631,000        594,762
6.50%      11/15/26                 1,523,000      1,402,104(h)
6.75%      08/15/26                   860,000        814,850(h)
8.125%     08/15/19                   787,000        863,489(h)

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
12.00%     05/15/05                  $182,000    $   238,249(h)
12.50%     08/15/14                   121,000        173,464(h)
13.75%     08/15/04                   233,000        323,760(h)
                                                   4,410,678
U.S. Treasury Notes
5.625%     02/28/01                   238,000        229,187(h)
5.875%     10/31/98 - 02/15/00      2,789,000      2,752,724(h)
6.00%      09/30/98                   682,000        679,013(h)
6.25%      01/31/02 - 02/28/02      1,168,000      1,142,860(h)
6.50%      10/15/06                 1,504,000      1,457,240(h)
6.625%     07/31/01                   630,000        626,850(h)
7.75%      12/31/99                   566,000        582,182(h)
                                                   7,470,056
Total U.S. Treasuries
   (Cost $12,162,794)                             11,880,734

Asset Backed -- 0.5%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25                    24,119         23,251
First Plus Home Improvement Loan Trust
7.80%      03/20/16                    44,000         44,076
Lehman FHA Title I Loan Trust
7.83%      09/25/17                    40,000         40,150
Premier Auto Trust
6.50%      03/06/00                    50,000         50,031
Provident Bank Home Equity Loan Trust
6.72%      01/25/13                   242,203        238,267
The Money Store Home Equity Trust
7.50%      01/15/26                    49,000         48,326
7.90%      10/15/22                    29,000         29,290

Total Asset Backed
   (Cost $476,335)                                   473,391

Corporate Notes -- 6.2%
Abbey National PLC
7.35%      10/29/49                    30,000         29,237
AFC Capital Trust
8.207%     02/03/27                   100,000         98,256(b)
Aon Capital Trust
8.205%     01/01/27                   100,000         98,620(b)
Argentaria Capital Fund
6.375%     02/14/06                    60,000         55,275
Bancomer S.A.
9.00%      06/01/00                    45,000         45,169(b)
BCH Cayman Islands
8.25%      06/15/04                    25,000         25,670
Bell Telephone Co. - Canada
9.50%      10/15/10                   150,000        173,669
BT Preferred Capital Trust
7.875%     02/25/27                   120,000        112,199
Capital One Bank
6.43%      06/29/98                   150,000        149,685
Carter Holt Harvey Ltd.
8.875%     12/01/04                   200,000        215,032
Central Maine Power Co.
7.40%      06/02/98                   200,000        201,000
China International Trust &
   Investment Corp.
9.00%      10/15/06                    65,000         70,113


----------
See Notes to Schedule of Investments and Financial Statements

                         GE Strategic Investment Fund March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Circus Circus Enterprises Inc.
6.70%      11/15/2096              $   70,000    $    66,947
Citicorp
8.625%     12/01/02                   100,000        106,448
Continental Cablevision Inc.
8.50%      09/15/01                    70,000         73,110
Dao Heng Bank Ltd.
7.75%      01/24/07                   100,000         97,459(b)
Deutsche Bank Financial Inc.
6.70%      12/13/06                    85,000         80,746
Developers Diversified Realty Corp.
7.00%      03/05/01                   115,000        112,419
Dresser Industries Inc.
7.60%      08/15/2096                  50,000         48,629
Empresa Nacional De Electricid
7.875%     02/01/27                    70,000         67,589
8.125%     02/01/2097                  65,000         63,591
FBOP Capital Trust
10.20%     02/06/27                    85,000         82,294(b)
Federated Department Stores Inc.
10.00%     02/15/01                   190,000        205,078
First Security Capital
8.41%      12/15/26                    41,000         40,838(b)
Freeport Term Malta Ltd.
7.50%      03/29/09                    55,000         54,676(b)
Freeport-McMoran Resource
   Partners L.P.
7.00%      02/15/08                    35,000         32,892
Guangdong International Trust &
   Investment Corp.
8.75%      10/24/16                    50,000         50,867
HSBC Finance Nederland B.V.
7.40%      04/15/03                   100,000         99,182(b)
Hydro-Quebec
8.05%      07/07/24                    95,000        100,415
8.25%      04/15/26                    50,000         50,668
Ikon Capital Resource Inc.
6.96%      03/27/01                   200,000        199,022
Israel Electric Corp. Ltd.
8.10%      12/15/2096                  25,000         24,160(b)
ITT Corp. (new)
6.25%      11/15/00                    31,000         29,898
Korea Electric Power Corp.
7.75%      04/01/13                    48,000         47,485
Landeskreditbank Baden
7.875%     04/15/04                    40,000         41,428
Lehman Brothers Holdings Inc.
6.90%      03/30/01                   160,000        157,978
Loewen Group International Inc.
7.50%      04/15/01                   105,000        104,081
Morgan Stanley Finance PLC
8.03%      02/28/17                    40,000         38,796
New York State Dormitory
   Authority Revenues
6.32%      04/01/99                    90,000         89,157
News America Holdings Inc.
8.15%      10/17/36                   270,000        255,401
North Atlantic Energy Corp.
9.05%      06/01/02                    88,000         86,567

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Ontario Province of Canada
6.125%     06/28/00                 $ 250,000       $245,325
Oryx Energy Co.
9.50%      11/01/99                    75,000         78,254
10.00%     06/15/99                   100,000        104,987
Paramount Communications Inc.
5.875%     07/15/00                   150,000        143,289
Pennzoil Co.
10.625%    06/01/01                    50,000         53,214
Petroleos Mexicanos
7.75%      10/29/99                    50,000         49,875(b)
Philip Morris Cos. Inc.
7.20%      02/01/07                    30,000         28,852
Provident Capital Trust
8.60%      12/01/26                    35,000         33,937(b)
Reliance Industries Ltd.
10.375%    06/24/16                    40,000         43,185(b)
10.50%     08/06/46                    30,000         31,718(b)
Republic of Columbia
7.25%      02/15/03                    35,000         33,304
Republic of Panama
7.875%     02/13/02                   100,000         96,500(b)
Republic of Poland
3.75%      10/27/14                    50,000         39,875
Riggs Capital Trust
8.625%     12/31/26                    40,000         39,608(b)
RJR Nabisco Inc.
8.00%      07/15/01                   125,000        124,234
Southern Investments UK PLC
6.375%     11/15/01                    75,000         72,476
Sovereign Capital Trust
9.00%      04/01/27                   105,000        102,453(b)
Taubman Realty Group L.P.
8.00%      06/15/99                    80,000         81,117
TCI Communications Inc.
6.69%      03/31/06                   100,000         97,683
Tele-Communications Inc.
8.25%      01/15/03                    85,000         85,019
Tenet Healthcare Corp.
8.00%      01/15/05                    70,000         67,375
Time Warner, Inc.
6.10%      12/30/01                   180,000        169,002
Total Access Communication PLC
7.625%     11/04/01                   185,000        181,922(b)
United Co. Financial Corp.
7.00%      07/15/98                   150,000        149,841
WorldCom Inc.
7.55%      04/01/04                   105,000        104,826
Yale University Notes
7.375%     04/15/2096                  65,000         62,096

Total Corporate Notes
   (Cost $6,187,477)                               6,101,713

Mortgage-Backed -- 11.7%
Federal Home Loan Mortgage Corp.
6.50%      03/01/04                    25,289         24,811
8.00%      10/01/25 - 02/01/26        640,301        644,604
9.00%      04/01/16 - 04/01/25        490,050        515,386
9.00%      06/01/21                    89,002         94,351(h)
                                                   1,279,152


----------
See Notes to Schedule of Investments and Financial Statements

                              Schedule of Investments March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
6.50%      01/01/04                $   14,843    $    14,554
8.50%      12/01/24                   246,375        252,687
8.50%      04/01/17                    27,340         28,290(h)
9.00%      10/01/24                   115,310        120,805
                                                     416,336
Government National Mortgage Assoc.
7.00%      TBA                        236,000        226,707(c)
7.50%      04/15/22 - 11/15/24      1,573,211      1,551,854
7.50%      TBA                        518,000        508,126(c)
8.00%      01/15/23 - 12/15/23        523,817        528,401
8.50%      10/15/17                 2,324,549      2,435,709
9.00%      02/15/17                   121,000        128,713
9.50%      12/15/09                   136,915        147,258
                                                   5,526,768
Mid-State Trust
8.33%      04/01/30                   699,391        722,230

Collateralized Mortgage Obligations
Aetna Commercial Mortgage Trust
6.42%      12/26/30                    44,529         44,279
Asset Securitization Corp.
7.41%      01/13/30                   120,000        121,219
Collateralized Mortgage Obligation Trust
7.22%      11/01/18                    40,401         25,301(d,f)
8.16%      09/01/15                    38,187         30,167(d,f)
Community Program Loan Trust
4.50%      10/01/18                   170,000        141,658
CS First Boston Mortgage Securities Corp.
6.425%     08/20/30                    65,035         64,608
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27                    32,456         31,807(b)
6.85%      12/17/27                   123,000        118,964(b)
7.29%      11/12/21                    40,000         39,675(b)
Federal Home Loan Mortgage Corp.
8.00%      04/15/20                    30,000         30,253
1009.00%   09/15/21                       876         36,092(g)
Federal National Mortgage Assoc.
6.965%     07/25/10                    40,000         38,637
7.00%      10/17/06                   190,000        189,109
7.00%      09/01/23 - 10/01/23        772,319        271,798(g)
7.148%     10/17/09                    81,000         79,839
7.165%     01/17/13                    82,000         81,026
7.351%     08/17/08                   169,000        167,284
7.41%      03/25/21                    95,000         94,466
8.00%      02/01/23                   159,993         55,498(g)
8.50%      03/01/17 - 07/25/22        196,787         64,193(g)
9.00%      05/25/22                    90,351         30,578(g)
9.76%      09/25/23                   147,948         79,568(d,f)
10.45%     09/25/23                   195,000         99,694(d,f)
Federal National Mortgage Assoc. REMIC
3.60%      12/25/22                     3,175          3,155(d,f)
6.71%      08/25/23                   127,131         87,800(d,f)
6.84%      12/25/22                    85,539         59,877(d,f)
6.856%     06/17/11                    61,000         59,037
7.18%      07/25/20                   101,000         83,451(d,f)
7.63%      09/25/22                    90,871         69,289(d,f)
9.76%      09/25/23                    41,105         22,107(d,f)
13.29%     10/25/23                    79,774         53,448(d,f)

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities Inc.
6.79%      10/15/28                $   99,300    $    96,243
LB Commercial Conduit Mortgage Trust
7.144%     08/25/04                   255,921        253,522
7.416%     10/25/26                    49,684         49,676
Merrill Lynch Mortgage Investor's Inc.
7.098%     05/25/15                    45,280         45,110
7.46%      06/15/21                   118,011        118,141
Morgan Stanley Capital Inc.
6.476%     10/15/10                   139,217        135,215(b)
Sawgrass Finance REMIC Trust
6.45%      01/20/06                    60,000         58,706
Structured Asset Securities Corp.
1.34%      02/25/28                 1,038,177         53,207(g)
8.495%     04/25/27                   140,222        142,807
9.087%     09/25/31                   240,191        251,751
Vornado Finance Corp.
6.36%      12/01/00                   105,000        102,637(b)
                                                   3,680,892
Total Mortgage-Backed
   (Cost $11,698,938)                             11,625,378

Total Bonds and Notes
   (Cost $30,750,247)                             30,301,505




                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Airtouch Communications Inc.
   (Class B), 6.00%                     3,000         76,875
Central Hispano Capital, 9.43%          1,330         35,245
Entergy Gulf States Inc., $1.75         2,875         71,628
Fresenius Medical Care Inc.
   AG ADR                               1,233         99,424(a)
Grand Metropolitan Delaware,
   9.42%                                1,500         41,625
National Rural Utilities Cooperative
   Finance Corp., 8.00%                   375          9,187
Norwest Corp./Marquette Real
   Estate Funding Corp., 13.70%           250        241,687(b)
Security Capital
   Industrial Trust, 8.54%              1,185         56,820


Total Preferred Stock
   (Cost $643,792)                                   632,491

Total Investments in Securities
   (Cost $75,316,829)                             88,440,071


----------
See Notes to Schedule of Investments and Financial Statements

                         GE Strategic Investment Fund March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Short Term Investments -- 12.3%
--------------------------------------------------------------------------------
U.S. Government Agencies -- 7.7%
Federal Home Loan Bank
5.41%      04/17/97                $2,000,000    $ 1,995,191(d)
Federal Home Loan Mortgage Corp.
5.44%      04/18/97                 1,590,000      1,585,976(d)
6.50%      04/01/97                 1,000,000      1,000,000(d)
Federal National Mortgage Assoc.
5.46%      04/10/97                 3,000,000      2,995,905(d)
                                                   7,577,072
Repurchase Agreement -- 4.6%
State Street Bank and Trust Co.
6.25%   04/01/97
   (Cost $4,530,000)                4,530,000      4,530,000
   (dated 03/31/97, proceeds
   $4,530,786, collateralized by
   $4,622,334 United States Treasury
   Note, 9.875%, 11/15/15)

Total Short Term Investments
   (Cost $12,107,072)                             12,107,072




                                        Number
                  Expiration Date/          of
                      Strike Price   Contracts         Value
--------------------------------------------------------------------------------

Put Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr. 97/94.13        263        (1,151)
   (Premium $(904))

Other Assets and Liabilities, net (1.7%)         (1,654,602)
--------------------------------------------------------------------------------

NET ASSETS --  100%                              $98,891,390
================================================================================

[GRAPHIC OF MONEY]

Icons represent the top five industry weightings in the GE Strategic Investment Fund as of March 31, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                                                              GE TAX-EXEMPT FUND

Q&A


Effective in February, 1996 Stella Lou assumed management responsibility for the GE Tax-Exempt Fund. Stella has 11 years of investment experience and has been with GE Investments since 1994. Prior to joining GE Investments, she was a Vice President and Portfolio Manager for Alliance Capital Management in New York. Stella graduated from Cornell University with a B.S. degree in Applied Economics and received her M.B.A. degree in Finance from New York University.


Q. How did the GE Tax-Exempt Fund's industry benchmark and Lipper peer group perform for the six months ended March 31, 1997?

A. The Lehman Municipal Index returned 2.3% for the 6 months ended March 31, 1997. Our Lipper peer group of 238 General Municipal funds had an average return of 2.0% for the same period. Refer to the following page to see how your class of shares in the GE Tax-Exempt Fund performed compared to these benchmarks.

Q.   Why did the Fund over or under perform its benchmark and peers?

A. The Fund's strong performance for the six months ended March 31, 1997, compared to its benchmark and its peer group was due to its shorter than average duration. As of March 31, the duration of the GE Tax-Exempt Fund's portfolio was 6.0 years compared to the Lehman Municipal Bond Index with a duration of 7.27 years. Duration is a measure of how sensitive an investment is to changes in interest rates. The longer the duration of a portfolio the greater the impact of changes in interest rates. By maintaining a lower duration, the impact of rising interest rates on the GE Tax-Exempt Fund's portfolio was minimized.

Q.   What has your investment strategy been?

A. In anticipation of higher interest rates, we reduced the portfolio's interest rate exposure. This was achieved by replacing securities with low coupons and longer maturities with securities with shorter maturities and higher coupons. This approach reduced portfolio duration from 8.5 years to 6 years by March 31, 1997. As a result, the Fund decreased its exposure to interest rates and improved its income generating ability. A 10% cash position was also maintained in order to further reduce the portfolio's interest rate exposure. This higher cash position also provides the Fund with the flexibility to react as investment opportunities arise during this period of interest rate volatility.

Q.   How did interest rate changes impact the Fund?

A. The Federal Reserve's interest rate hike on March 26 was the most significant event in the financial markets during the first quarter of 1997. The potential for more such Federal Reserve action will weigh heavily on the bond markets. Investors will be reluctant to buy bonds as they try to assess the likelihood that the Federal Reserve will continue to raise interest rates. We believe the GE Tax-Exempt Fund is well positioned to weather this uncertainty. The portfolio's shorter duration will minimize the impact of interest rate rises while the cash position will allow it to take advantage of any buying opportunities arising from Federal Reserve monetary policy changes.

Q. What is the outlook for the Fund and how have you positioned the Fund going forward?

A. The municipal market will continue to be volatile during the next six months. The Federal Open Market Committee continues to be aggressive in fighting inflation which means higher interest rates and lower prices. As such, the Fund is positioned slightly shorter than the index and peer group with respect to duration in order to minimize the impact of rising interest rates. Cash will be recycled into higher coupon bonds with low volatility to enhance the income generation in the Fund. New issue supply should continue to be light. Refunding activity will decline as rising interest rates make it uneconomical to retire old debt. This lack of supply should prevent prices from declining too rapidly.

     The major issue facing the municipal market in the coming year continues to be tax reform. With the Republicans retaining control of Congress we can expect some form of tax reform to materialize but not the broad based tax initiative that we saw during last term. There has been talk of setting aside tax reform, by the Republicans, in exchange for other budget concessions by the Democrats.

[PHOTO OF STELLA LOU]

                                                              GE TAX-EXEMPT FUND

                             PORTFOLIO COMPOSITION
                            GENERAL OBLIGATION 38.2%
                               CASH & OTHER 5.1%
                            SALES TAX SPECIAL 18.3%
                                 EDUCATION 8.4%
                              LEASE REVENUE 11.7%
                              TRANSPORTATION 5.4%
                               WATER & SEWER 2.1%
                                  HOUSING 2.8%
                                  HEALTH 8.0%

--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                 Since
                 6 Mo.     1 Yr.     3Yr        Inception       Commencement
--------------------------------------------------------------------------------
Class A          2.12%     4.52%    5.12%         2.68%           1/1/94
--------------------------------------------------------------------------------
Class A*       - 2.22%     0.08%    3.60%         1.31%           1/1/94
--------------------------------------------------------------------------------
Class B          1.95%     4.10%    4.66%         2.37%          12/22/93
--------------------------------------------------------------------------------
Class B*       - 1.05%     1.10%    4.35%         2.09%          12/22/93
--------------------------------------------------------------------------------
Class C          2.34%     4.86%    5.41%         3.93%           2/26/93
--------------------------------------------------------------------------------
Class D          2.46%     5.14%    5.67%         3.85%          11/29/93
--------------------------------------------------------------------------------
LBMI             2.31%     5.45%    7.08%
================================================================================

* With Load
                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek a high level of current income exempt from federal income taxes while preserving capital by investing primarily in municipal obligations.

================================================================================
                                 QUALITY RATINGS
                                AT MARCH 31, 1997
================================================================================


                                                Percent of
Moody's Ratings+                               Market Value
--------------------------------------------------------------------------------
Aaa                                                70.5%
--------------------------------------------------------------------------------
Aa                                                 27.4%
--------------------------------------------------------------------------------
A                                                  2.1%
--------------------------------------------------------------------------------

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

                         * Lipper Performance Comparison

                          General Municipal Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                            Months      Year        Year

  Number of Funds
  in peer group:             238        228         165


  Peer group average
  total return:             2.0%       4.8%        6.1%


  Lipper categories
  in peer group:           General Municipal


  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)

GE TAX-EXEMPT FUND



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Municipal Bonds -- 94.9%
--------------------------------------------------------------------------------

[GRAPHIC OF ARIZONA STATE]

Arizona -- 8.6%
Arizona Transportation Board
   Rev. - Sales Tax, AMBAC Insured
5.60%      07/01/02               $   500,000    $   518,310
Maricopa County Elementary School
   G.O., AMBAC Insured
6.30%      07/01/07                   500,000        547,785
                                                   1,066,095

California -- 4.0%
Los Angeles California Regional Airport
   Rev. - Lease Rev., VRDN
3.80%      12/01/24                   500,000        500,000

Colorado -- 4.0%
Colorado State Rev. - Sales Tax
4.50%      06/27/97                   500,000        500,735

[GRAPHIC OF CONNECTICUT STATE]

Connecticut -- 8.1%
Connecticut State G.O., AMBAC Insured
5.50%      01/01/03                   500,000        515,070
Connecticut State Health & Educational Fac. Auth.
   Rev. - Health, MBIA Insured
5.50%      07/01/12                   500,000        495,880
                                                   1,010,950

Delaware -- 4.0%
Wilmington Delaware Hospital
   Rev. - Health, VRDN
3.80%      07/01/11                   500,000        500,000

Illinois -- 4.2%
Chicago Illinois G.O., FGIC Insured
6.00%      01/01/08                   500,000        525,830

Indiana -- 2.4%
Indiana University Rev. - Education
6.00%      11/15/14                   290,000        297,546

Maryland -- 4.2%
Baltimore County G.O.
5.50%      08/01/04                   500,000        517,935

Massachusetts -- 2.1%
Massachusetts State Water & Sewer
   Rev. - Water & Sewer
6.00%      11/01/06                   250,000        262,223

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Michigan -- 4.3%
Michigan State Underground Storage Tank
   Rev. - Sales Tax, AMBAC Insured
6.00%      05/01/04                $  500,000    $   531,615

Minnesota -- 4.1%
Minnesota State G.O.
6.60%      08/01/98                   500,000        516,870

Nebraska -- 2.7%
Lancaster County Nebraska
   School District G.O.
5.00%      07/15/09                   350,000        335,695

[GRAPHIC OF NEW JERSEY STATE]

New Jersey -- 6.0%
New Jersey Building Auth.
   Rev. - Lease Rev.
5.00%      06/15/12                   500,000        469,525
New Jersey Tpke. Auth.
   Rev. - Trans., AMBAC Insured
6.50%      01/01/16                   250,000        276,497
                                                     746,022

New York -- 2.0%
Westchester County New York G.O.
4.90%      11/15/97                   250,000        251,985

[GRAPHIC OF OHIO STATE]

Ohio -- 5.9%
Ohio State Building Authority
   Rev. - Lease Rev., AMBAC Insured
5.50%      04/01/16                   500,000        484,540
Ohio State Public Facilities
   Rev. - Education, AMBAC Insured
5.40%      11/01/07                   250,000        253,240
                                                     737,780

Oregon -- 2.0%
Portland G.O.
5.375%     06/01/13                   250,000        244,308

Pennsylvania -- 3.9%
Pennsylvania Intergovernmental Co-op.
   Rev. - Sales Tax, MBIA Insured
5.60%      06/15/15                   500,000        484,430

Tennessee -- 3.2%
Metropolitan Nashville Airport Authority
   Rev. - Trans., VRDN
3.80%      10/01/12                   400,000        400,000

----------
See Notes to Schedule of Investments and Financial Statements

                                   GE Tax-Exempt Fund March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

[GRAPHIC OF TEXAS STATE]

Texas -- 12.4%
Dallas Texas G.O.
5.50%      02/15/01               $   500,000    $   515,565
Houston G.O.
6.00%      04/01/04                   500,000        531,020
University of Texas Rev. - Education
5.10%      08/15/08                   500,000        492,345
                                                   1,538,930

West Virginia -- 2.8%
West Virginia Housing Development
   Fund Rev. - Housing
5.60%      11/01/11                   355,000        353,931

Wisconsin -- 4.0%
Wisconsin State G.O.
5.30%      11/01/11                   500,000        494,975

Total Investments in Securities
   (Cost $11,677,288)                             11,817,855

Other Assets and Liabilities, net 5.1%               636,142
--------------------------------------------------------------------------------

NET ASSETS - 100%                                $12,453,997
================================================================================


[GRAPHIC OF CONNECTICUT STATE]

Icons represent the top five state weightings in the GE Tax-Exempt Fund as of March 31, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                                                           GE FIXED INCOME FUNDS
Q&A

Bob MacDougall leads the fixed income team at GE Investments. Assets under management exceed $19 billion. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President - Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. Describe what happened in the fixed income markets over the past six months.

A. Data released in October and November 1996 showed that our economy was growing at a very modest pace and that inflation was stable at low levels. Speculation of a possible easing of monetary policy drove interest rates down .50% reaching a low in November of 5.6% on two year Treasury notes and 6.4% on 30 year bonds. The economy subsequently picked up steam, however, which rekindled fears of inflation among fixed income investors and members of the Federal Reserve. Despite continued good inflation reports, the Fed raised short term interest rates in March 1997 in a "pre-emptive" move to relieve building price pressures. As a result, yields on 2 year Treasuries ended the six month period .30% higher at 6.4% while 30 year bond yields hit 7.1%, about .20% higher than they were at the end of September 1996. While rising interest rates improve income levels, they tend to have a negative impact on net asset values (NAVs). This is reflected in the performance of our fixed income funds each of which targets a different level of interest rate risk (duration).

GE Fixed Income Fund

Q. How did the GE Fixed Income Fund's market benchmark and Lipper peer group perform for the six months ended March 31, 1997?

A. The Lehman Brothers Aggregate Bond Index returned 2.4%, while the average return for the 142 Intermediate Maturity U.S. Government Bond mutual funds tracked by Lipper was 1.9%. Refer to the following page to see how your class of shares in the GE Fixed Income Fund performed compared to these benchmarks.

Q.   What drove the Fund's performance?

A. Our portfolio is well-diversified, holding U.S. Treasuries, Mortgage-backed securities issued by U.S. Government agencies and corporate bonds. During this period, our allocation to corporate bonds performed well compared with both the corporate sector of the index as well as the overall index.

GE Short-Term Government Fund

Q. How did the GE Short-Term Government Fund's benchmarks perform for the six months ended March 31, 1997?

A. The Lehman Brothers 1-3 year Government Index returned 2.6%. Our Lipper peer group of 186 Short-Term Government mutual funds averaged a return of 2.3%. Refer to page 37 to see how your class of shares in the GE Short-Term Government Fund performed compared with these benchmarks.

Q.   To what do you attribute this performance?

A. Our strategy of holding securities with yields higher than the index paid off not only in terms of greater income but also in better price performance as spreads to U.S. Treasuries narrowed. Examples of these types of securities are adjustable rate mortgage-backed securities and issues collateralized by assets such as automobile loans.

GE Money Market Fund

Q. How did the GE Money Market Fund perform relative to its benchmarks for the six months ended March 31, 1997?

A. The GE Money Market Fund had a total return of 2.5% for the six months ended March 31, 1997. For this same period, 90-day Treasury Bills returned 2.6% and the average return of the 302 Money Market funds reported by Lipper was 2.4%. Our approach of maintaining a very high quality portfolio and holding the average maturity of the Fund below 60 days was applied consistently during this period.

Q.   What is your outlook?

A. The Fed's "pre-emptive" tightening, while painful in the short run, is good news for bond investors with a long investment horizon because real returns will be maximized with low stable rates of inflation.

[PHOTO OF BOB MACDOUGALL]

                                                            GE FIXED INCOME FUND

                              PORTFOLIO COMPOSITION
                               CASH & OTHER 11.1%
                             U.S. TREASURIES 30.5%
                             CORPORATE NOTES 19.7%
                             MORTGAGE-BACKED 38.7%
--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                     Since
                    6 Mo.     1 Yr.       3Yr      Inception    Commencement
--------------------------------------------------------------------------------
Class A            2.32%       4.43%      5.97%       4.67%       1/1/94
--------------------------------------------------------------------------------
Class A*         - 2.03%     - 0.01%      4.43%       3.27%       1/1/94
--------------------------------------------------------------------------------
Class B            2.15%       4.00%      5.49%       4.19%      12/22/93
--------------------------------------------------------------------------------
Class B*         - 0.83%       1.04%      5.19%       3.92%      12/22/93
--------------------------------------------------------------------------------
Class C            2.52%       4.68%      6.25%       5.17%       2/22/93
--------------------------------------------------------------------------------
Class D            2.66%       4.96%      6.51%       5.16%      11/29/93
--------------------------------------------------------------------------------
LB Agg.            2.43%       4.91%      6.86%
================================================================================

* With Load
                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in fixed income securities including government and corporate bonds and asset- and mortgage-backed securities.

================================================================================
                                 QUALITY RATINGS
                                AT MARCH 31, 1997
================================================================================


                                                Percent of
Moody's Ratings+                               Market Value
--------------------------------------------------------------------------------
Aaa                                                80.2%
--------------------------------------------------------------------------------
Aa                                                 2.0%
--------------------------------------------------------------------------------
A                                                  5.5%
--------------------------------------------------------------------------------
Baa                                                7.0%
--------------------------------------------------------------------------------
Ba                                                 5.0%
--------------------------------------------------------------------------------
B                                                  0.3%
================================================================================

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

                         * Lipper Performance Comparison

                       Intermediate Government Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             142        132         90


  Peer group average
  total return:             1.9%       3.8%        5.3%


  Lipper categories
  in peer group:           Intermediate U.S. Government,
                           Intermediate U.S. Treasury

  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)

GE FIXED INCOME FUND


                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Bonds and Notes -- 92.2%
--------------------------------------------------------------------------------

Federal Agency -- 0.7%
Federal National Mortgage Assoc.
6.375%     01/16/02
   (Cost $414,452)                $   415,000    $   406,311

U.S. Treasuries -- 30.5%
U.S. Treasury Bonds
5.63%      04/02/98                 1,007,000        949,168
6.50%      11/15/26                 2,317,000      2,133,077(h)
6.75%      08/15/26                   883,000        836,643(h)
8.125%     08/15/19                 1,665,000      1,826,821(h)
12.00%     05/15/05                   358,000        468,643(h)
12.50%     08/15/14                   602,000        863,021(h)
13.75%     08/15/04                   428,000        594,719(h)
                                                   7,672,092
U.S. Treasury Notes
5.625%     02/28/01                   398,000        383,262(h)
5.875%     10/31/98 - 02/15/00      3,208,000      3,172,356(h)
6.00%      09/30/98                 1,522,000      1,515,334(h)
6.25%      01/31/02 - 02/28/02      1,983,000      1,940,589(h)
6.625%     07/31/01                 1,567,000      1,559,165(h)
7.75%      12/31/99                 2,445,000      2,514,903(h)
                                                  11,085,609
Total U.S. Treasuries
   (Cost $19,119,456)                             18,757,701

Asset Backed -- 0.2%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25                    48,237         46,500
Lehman FHA Title I Loan Trust
7.83%      09/25/17                    80,000         80,300

Total Asset Backed
   (Cost $126,164)                                   126,800

Corporate Notes -- 19.7%
Abbey National PLC
7.35%      10/29/49                   110,000        107,203
AFC Capital Trust
8.207%     02/03/27                   165,000        162,122(b)
Aon Capital Trust
8.205%     01/01/27                   105,000        103,551(b)
Argentaria Capital Fund
6.375%     02/14/06                   160,000        147,400
Bancomer S.A.
9.00%      06/01/00                   100,000        100,375(b)
BCH Cayman Islands
8.25%      06/15/04                   125,000        128,351
Bell Telephone Co. - Canada
9.50%      10/15/10                   265,000        306,814

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30                $   75,000    $    83,957
BT Preferred Capital Trust
7.875%     02/25/27                   240,000        224,398
Capital One Bank
6.43%      06/29/98                   300,000        299,370
Central Maine Power Co.
7.40%      06/02/98                   125,000        125,625
China International Trust & Investment Corp.
9.00%      10/15/06                   170,000        183,372
China Light & Power Ltd.
7.50%      04/15/06                   150,000        147,767
Circus Circus Enterprises Inc.
6.70%      11/15/2096                 150,000        143,459
Conseco Inc.
10.50%     12/15/04                   100,000        114,849
Continental Cablevision Inc.
8.30%      05/15/06                   130,000        134,582
8.50%      09/15/01                   125,000        130,554
Dao Heng Bank Ltd.
7.75%      01/24/07                   100,000         97,459(b)
Delta Air Lines Inc.
7.79%      12/01/98                   125,000        127,084
Deutsche Bank Financial Inc.
6.70%      12/13/06                   655,000        622,217
Developers Diversified Realty Corp.
7.00%      03/05/01                   300,000        293,268
Dresser Industries Inc.
7.60%      08/15/2096                 113,000        109,900
Empresa Nacional De Electricid
7.875%     02/01/27                   120,000        115,867
8.125%     02/01/2097                 100,000         97,832
FBOP Capital Trust
10.20%     02/06/27                    65,000         62,931(b)
Federated Department Stores Inc.
8.50%      06/15/03                   110,000        113,614
10.00%     02/15/01                    95,000        102,539
First Security Capital
8.41%      12/15/26                    90,000         89,645(b)
Freeport Term Malta Ltd.
7.50%      03/29/09                   150,000        149,117(b)
Freeport-McMoran Resource Partners L.P.
7.00%      02/15/08                   150,000        140,967
Guangdong International Trust & Investment Corp.
8.75%      10/24/16                   105,000        106,821
HSBC Finance Nederland B.V.
7.40%      04/15/03                   150,000        148,773(b)
Hydro-Quebec
8.05%      07/07/24                    60,000         63,420
8.25%      04/15/26                   360,000        364,806
11.75%     02/01/12                    75,000        101,087
Israel Electric Corp. Ltd.
8.10%      12/15/2096                 240,000        231,936(b)
ITT Corp. (new)
6.25%      11/15/00                    63,000         60,760


----------
See Notes to Schedule of Investments and Financial Statements

                                 GE Fixed Income Fund March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Korea Electric Power Corp.
7.75%      04/01/13               $   164,000    $   162,242
Landeskreditbank Baden
7.875%     04/15/04                   160,000        165,710
Lehman Brothers Holdings Inc.
6.90%      03/30/01                   210,000        207,346
Liberty Mutual Insurance Co.
8.20%      05/04/07                   125,000        129,658(b)
Loewen Group International Inc.
7.50%      04/15/01                   225,000        223,031
Lumbermans Mutual Casualty Co.
9.15%      07/01/26                   150,000        156,510(b)
Metropolitan Life Insurance Co.
7.80%      11/01/25                   250,000        238,247(b)
Midland Bank PLC
6.95%      03/15/11                   310,000        287,782
Morgan Stanley Finance PLC
8.03%      02/28/17                    90,000         87,291
National Bank of Hungary
8.875%     11/01/13                    90,000         93,531
New York State Dormitory Authority Revenues
6.32%      04/01/99                   200,000        198,126
News America Holdings Inc.
8.15%      10/17/36                   125,000        118,241
North Atlantic Energy Corp.
9.05%      06/01/02                   166,000        163,298
Oryx Energy Co.
9.50%      11/01/99                   150,000        156,507
10.00%     06/15/99                   150,000        157,480
Pennzoil Co.
10.625%    06/01/01                   150,000        159,642
Petroleos Mexicanos
7.75%      10/29/99                   100,000         99,750(b)
Philip Morris Cos. Inc.
7.20%      02/01/07                   100,000         96,174
Provident Capital Trust
8.60%      12/01/26                    70,000         67,875(b)
PSI Energy Inc.
6.25%      12/15/98                   100,000         98,973
Reliance Industries Ltd.
10.375%    06/24/16                   105,000        113,361(b)
10.50%     08/06/46                    85,000         89,868(b)
Republic of Columbia
7.25%      02/15/03                   100,000         95,154
Republic of Panama
7.875%     02/13/02                   200,000        193,000(b)
Republic of Poland
3.75%      10/27/14                   110,000         87,725
Riggs Capital Trust
8.625%     12/31/26                    90,000         89,119(b)
RJR Nabisco Inc.
8.00%      07/15/01                   300,000        298,161
Southern Investments UK PLC
6.375%     11/15/01                   120,000        115,962

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Taubman Realty Group L.P.
8.00%      06/15/99               $   160,000    $   162,234
TCI Communications Inc.
6.69%      03/31/06                   125,000        122,104
Tele-Communications Inc.
8.25%      01/15/03                    70,000         70,015
9.25%      04/15/02                   100,000        105,108
Tenet Healthcare Corp.
8.00%      01/15/05                   120,000        115,500
Time Warner Entertainment Co. L.P.
10.15%     05/01/12                    75,000         87,578
Time Warner Inc.
6.10%      12/30/01                   100,000         93,890
7.95%      02/01/00                   150,000        153,076
Toledo Edison Co.
7.38%      03/31/00                   250,000        242,275
Total Access Communication PLC
7.625%     11/04/01                   155,000        152,421(b)
United Co. Financial Corp.
7.00%      07/15/98                   300,000        299,682
Viacom Inc.
7.75%      06/01/05                   250,000        241,440
WorldCom Inc.
7.55%      04/01/04                   200,000        199,668
Yale University Notes
7.375%     04/15/2096                 100,000         95,533

Total Corporate Notes
   (Cost $12,327,646)                             12,134,080

Mortgage-Backed -- 38.7%
Federal Home Loan Mortgage Corp.
6.50%      03/01/04                    74,483         73,075
8.00%      03/01/07 - 10/01/25        899,483        905,822
8.75%      04/01/08                    51,956         54,051
9.00%      12/01/16 - 04/01/25      1,155,328      1,214,451
9.50%      04/01/21                    43,580         46,998(h)
                                                   2,294,397
Federal National Mortgage Assoc.
6.50%      01/01/04                    43,709         42,860
7.50%      02/01/14                    27,039         26,871
8.50%      12/01/24                   543,133        557,048
8.50%      04/01/17                   109,358        113,158(h)
9.00%      10/01/24                   211,662        221,747
                                                     961,684
Government National Mortgage Assoc.
6.00%      08/20/26                   612,981        620,742(e)
7.00%      TBA                        436,000        418,832(c)
7.50%      05/15/22 - 11/15/24      5,355,000      5,278,642
7.50%      TBA                      1,285,000      1,260,504(c)
8.00%      05/15/22 - 12/15/23      1,876,355      1,893,294
8.50%      10/15/17                 1,074,436      1,125,815
9.00%      02/15/17                   177,000        188,282
9.00%      11/15/19                   176,233        187,026(h)
9.50%      12/15/09                   414,779        446,413
                                                  11,419,550


----------
See Notes to Schedule of Investments and Financial Statements

                              Schedule of Investments March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Mid-State Trust
8.33%      04/01/30              $  1,297,976    $ 1,340,363

Collateralized Mortgage Obligations
Aetna Commercial Mortgage Trust
6.42%      12/26/30                   115,944        115,292
Collateralized Mortgage Obligation Trust
7.22%      11/01/18                   111,649         69,920(d,f)
8.16%      09/01/15                   105,530         83,369(d,f)
Community Program Loan Trust
4.50%      10/01/18                   300,000        249,984
CS First Boston Mortgage Securities Corp.
6.425%     08/20/30                    97,553         96,913
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27                    71,403         69,975(b)
7.29%      11/12/21                    87,000         86,293(b)
Federal Home Loan Mortgage Corp.
8.00%      04/15/20                    70,000         70,591
1009.00%   09/15/21                     2,396         98,723(g)
Federal National Mortgage Assoc.
6.965%     07/25/10                    80,000         77,275
7.00%      10/17/06                   352,000        350,350
7.00%      09/01/23 - 10/01/23      1,060,545        373,232(g)
7.148%     10/17/09                   176,000        173,470
7.165%     01/17/13                   153,000        151,183
7.351%     08/17/08                   313,000        309,821
7.41%      03/25/21                   245,000        243,622
8.00%      02/01/23                   366,436        127,107(g)
8.50%      03/01/17 - 07/25/22        516,014        172,207(g)
9.00%      05/25/22                   166,593         56,381(g)
9.76%      09/25/23                   332,534        178,841(d,f)
10.45%     09/25/23                    87,000         44,479(d,f)
Federal National Mortgage Assoc. REMIC
3.60%      12/25/22                     5,854          5,818(d,f)
6.71%      08/25/23                   289,677        200,058(d,f)
6.84%      12/25/22                   157,736        110,415(d,f)
6.856%     06/17/11                   132,000        127,751
7.18%      07/25/20                   255,000        208,144(d,f)
7.63%      09/25/22                   250,236        190,805(d,f)
9.76%      09/25/23                    92,389         49,688(d,f)
13.29%     10/25/23                   175,428        117,537(d,f)
GMAC Commercial Mortgage Securities Inc.
6.79%      10/15/28                   124,125        120,304
LB Commercial Conduit Mortgage Trust
7.144%     08/25/04                   671,189        664,896
7.416%     10/25/26                   113,279        113,261
Merrill Lynch Mortgage Investor's Inc.
7.098%     05/25/15                   249,041        248,107
7.46%      06/15/21                   865,954        866,901
Morgan Stanley Capital Inc.
6.476%     10/15/10                   233,336        226,628(b)
Sawgrass Finance REMIC Trust
6.45%      01/20/06                   100,000         97,844
Structured Asset Securities Corp.
1.34%      02/25/28                 2,126,793        108,998(g)
8.495%     04/25/27                   440,569        448,692

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
9.087%     09/25/31               $   509,206    $   533,711
Vornado Finance Corp.
6.36%      12/01/00                   210,000        205,275(b)
                                                   7,843,861

Total Mortgage-Backed
   (Cost $24,043,209)                             23,859,855

Foreign Denominated Notes -- 2.4%
Dutch Government
6.00%      01/15/06            NLG    526,000        286,489
Federal Republic of Germany
6.25%      04/26/06            DEM    448,000        276,992
Government of Canada
7.00%      12/01/06            CAD    473,000        348,130
Kingdom of Belgium
7.00%      05/15/06            BEL  9,310,000        292,480
Kingdom of Denmark
8.00%      03/15/06            DKK  1,678,000        286,843

Total Foreign Denominated Notes
   (Cost $1,589,976)                               1,490,934

Total Bonds and Notes
   (Cost $57,620,903)                             56,775,681


                                        Number
                                     of Shares         Value
--------------------------------------------------------------------------------

Preferred Stock -- 1.6%
--------------------------------------------------------------------------------

Central Hispano Capital, 9.43%          3,200         84,800
Entergy Gulf States Inc., $1.75         6,435        160,322
Grand Metropolitan Delaware,
   9.42%                                3,500         97,125
National Rural Utilities Cooperative
   Finance Corp., 8.00%                 1,088         26,656
Norwest Corp./Marquette Real
   Estate Funding Corp., 13.70%           500        483,375(b)
Security Capital Industrial Trust,
   8.54%                                2,620        125,626

Total Preferred Stock
   (Cost $988,263)                                   977,904

Total Investments in Securities
   (Cost $58,609,166)                             57,753,585


                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Short Term Investments -- 11.7%
--------------------------------------------------------------------------------
U.S. Government Agencies -- 7.1%
Federal Home Loan Mortgage Corp.
5.44%      04/18/97                $1,410,000      1,406,431(d)
6.50%      04/01/97                 1,000,000      1,000,000(d)
Federal National Mortgage Assoc.
5.46%      04/10/97                 2,000,000      1,997,270(d)
                                                   4,403,701


----------
See Notes to Schedule of Investments and Financial Statements

                                 GE Fixed Income Fund March 31, 1997 (unaudited)



                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
Repurchase Agreement -- 4.6%
State Street Bank and Trust Co.
6.25%    04/01/97
   (Cost $2,820,000)               $2,820,000    $ 2,820,000
   (dated 03/31/97, proceeds
   $2,820,490, collateralized by
   $2,880,775 United States Treasury
   Note, 9.875%, 11/15/15)

Total Short Term Investments
   (Cost $7,223,701)                               7,223,701



                                             Number
                  Expiration Date/               of
                     Strike Price         Contracts          Value
--------------------------------------------------------------------------------

Put Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Notes  Apr. 97/94 .13             484         (2,118)
   (Premium $(1664))

Other Assets and Liabilities, net (5.5%)                (3,379,217)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                     $61,595,951
================================================================================





FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At March 31, 1997, the outstanding forward foreign currency contracts, which contractually obligate the GE Fixed Income Fund to deliver currencies at a specified date, were as follows:


                                                  U.S. $ Cost        U.S. $        Unrealized
                                     Foreign     on Origination     Current       Appreciation
Foreign Currency Sale Contracts      Currency        Date            Value       (Depreciation)
-----------------------------------------------------------------------------------------------

BEL, expiring 05/02/97             10,617,800    $  305,241      $  309,306        $ (4,065)
CAD, expiring 05/02/97                499,100       363,246         361,277           1,969
DEM, expiring 04/28/97                 28,000        16,582          16,819            (237)
DEM, expiring 05/02/97                460,475       273,429         276,676          (3,247)
DKK, expiring 05/02/97              1,836,480       285,700         289,461          (3,761)
NLG, expiring 05/02/97                545,325       288,227         291,419          (3,192)
                                                 ----------      ----------        --------
                                                 $1,532,425      $1,544,958        $(12,533)
                                                 ==========      ==========        ========

----------
See Notes to Schedule of Investments and Financial Statements

                                                   GE Short-Term Government Fund

                              Portfolio Composition

                              U.S. GOVERNMENTS 70.7%
                                ASSET BACKED 5.2%
                                CASH & OTHER 5.0%
                             CORPORATES NOTES 10.2%
                              MORTGAGE-BACKED 8.9%
--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                    Since
                 6 Mo.     1 Yr.       3Yr        Inception       Commencement
--------------------------------------------------------------------------------

Class A          2.57%     4.83%      5.21%         4.88%          3/2/94
--------------------------------------------------------------------------------
Class A*         0.01%     2.21%      4.34%         4.01%          3/2/94
--------------------------------------------------------------------------------
Class B          2.31%     4.46%      4.82%         4.49%          3/2/94
--------------------------------------------------------------------------------
Class B*       - 0.68%     1.48%      4.52%         4.19%          3/2/94
--------------------------------------------------------------------------------
Class C          2.61%     5.09%      5.48%         5.13%          3/2/94
--------------------------------------------------------------------------------
Class D          2.74%     5.35%      5.71%         5.37%          3/2/94
--------------------------------------------------------------------------------
LB 1-3 Yr.+      2.55%     5.36%      5.79%
================================================================================

* With Load

+ Lehman Brothers 1-3 Year Government Bond Index

                               INVESTMENT PROFILE

     A mutual fund  designed  for  investors  who seek high  current  income and
     preservation   of  capital  by  investing   primarily  in  short-term  U.S.
     Government securities.

                                   [LINEGRAPH]

                       2 YEAR TREASURY NOTE YIELD HISTORY
                              04/01/96 - 03/31/97

                      High 6.43%   Low 5.60%   Avg. 6.02%

                         * Lipper Performance Comparison

                      Short-Term U.S. Government Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             186        175         127


  Peer group average
  total return:             2.3%       4.5%        5.1%


  Lipper categories
  in peer group:           Short-Term U.S. Treasury,
                           Short U.S. Government,
                           Short-Intermediate U.S. Government


  * See Notes to Performance for explanation of peer categories


                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)

GE SHORT-TERM GOVERNMENT FUND

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------

Bonds and Notes -- 95.0%
--------------------------------------------------------------------------------
U.S. Governments -- 70.7%
Federal Home Loan Mortgage Corp.
6.00%      12/01/08               $   116,589    $   113,345(h)
8.00%      08/01/03                   332,747        339,090
                                                     452,435
Federal Home Loan Mortgage Corp. REMIC
543.497%   09/15/05                       225          2,552(g)
1002.00%   07/15/06                       451          9,378(g)
                                                      11,930
Federal National Mortgage Assoc.
6.521%     09/17/04                   261,345        257,180
6.88%      11/17/02                   150,000        149,156
7.00%      10/17/06                    75,000         74,649
7.373%     08/17/03                   304,664        307,139
9.00%      08/01/10                   347,976        364,578
                                                   1,152,702
Federal National Mortgage Assoc. REMIC
7.06%      11/25/06                    63,009         57,023(d,f)
7.95%      11/25/19                    55,037         55,363
                                                     112,386
Government National Mortgage Assoc.
6.50%      02/20/23                   500,805        508,787(e)
7.125%     09/20/18 - 06/20/24      1,927,442      1,975,828(e)
9.00%      08/15/09 - 12/15/09      1,009,057      1,062,096
                                                   3,546,711
U.S. Treasury Notes
5.50%      02/28/99                   186,000        182,920(h)
5.875%     10/31/98                   185,000        183,642(h)
6.00%      09/30/98                 1,875,000      1,866,787(h)
6.125%     08/31/98                   713,000        711,439(h)
6.25%      06/30/98                 1,000,000      1,000,470(h)
                                                   3,945,258
Total U.S. Governments
   (Cost $9,276,157)                               9,221,422

Asset Backed -- 5.2%
Chase Manhatten Auto Owner Trust
6.25%      11/15/00                    50,000         49,662
CIT RV Owner Trust
5.40%      12/15/11                   209,074        204,684
Fleetwood Credit Grantor Trust
6.00%      01/15/08                    84,809         84,013
6.75%      10/17/11                    78,273         78,029
6.90%      03/15/12                    25,231         25,121
Ford Credit Auto Owner Trust
6.50%      11/15/99                    60,000         60,075
Lehman FHA Title I Loan Trust
7.30%      05/25/17                    76,092         76,163
Provident Bank Home Equity Loan Trust
6.72%      01/25/13                    96,881         95,307

Total Asset Backed
   (Cost $675,676)                                   673,054
Corporate Notes -- 10.2%
Central Maine Power Co.
7.40%      06/02/98                   100,000        100,500

                                     Principal
                                        Amount         Value
--------------------------------------------------------------------------------
First USA Bank
6.125%     10/30/97               $   100,000    $    99,917
General Motors Acceptance Corp.
8.375%     01/19/99                   100,000        102,894
Great Atlantic & Pacific Tea Inc.
9.125%     01/15/98                   168,000        171,496
Great Northern Nekoosa Corp.
9.125%     02/01/98                   100,000        102,147
Lehman Brothers Holdings Inc.
6.875%     06/08/98                   150,000        150,575
New York State Dormitory Authority Revenues
6.32%      04/01/99                    40,000         39,625
New York Taxable General Obligation
6.10%      02/01/98                   100,000         99,481
News America Holdings Inc.
9.125%     10/15/99                   110,000        115,482
Province of Manitoba
6.125%     05/28/98                   125,000        124,656
Republic of Columbia
8.75%      10/06/99                    50,000         52,188
Salomon Inc.
6.70%      12/01/98                    75,000         74,882
United Co. Financial Corp.
7.00%      07/15/98                   100,000         99,894

Total Corporate Notes
   (Cost $1,336,069)                               1,333,737

Mortgage-Backed -- 8.9%
Collateralized Mortgage Obligations
Merrill Lynch Mortgage Investor's Inc.
7.46%      06/15/21                    39,337         39,380
Morgan (J.P.) Commercial Mortgage Finance Corp.
6.939%     12/26/28                   173,180        172,097
Morgan Stanley Capital Inc.
6.85%      02/15/20                   115,000        114,569
Salomon Brothers Mortgage Securities Inc.
6.469%     01/20/28                   380,414        374,708
8.125%     11/01/12                    38,607         38,728
Structured Asset Securities Corp.
6.75%      06/25/30                   227,882        225,674
9.087%     09/25/31                   192,153        201,401

Total Mortgage-Backed
   (Cost $1,182,214)                               1,166,557

Total Investments in Securities
   (Cost $12,470,116)                             12,394,770

--------------------------------------------------------------------------------
Short Term Investments -- 4.2%
--------------------------------------------------------------------------------
Repurchase Agreement -- 4.2%
State Street Bank and Trust Co.
6.25%   04/01/97
   (Cost $550,000)                    550,000        550,000
   (dated 03/31/97, proceeds
   $550,095, collateralized by
   $563,060 United States Treasury
   Note, 9.875%, 11/15/15)

Other Assets and Liabilities, net 0.8%               108,317
--------------------------------------------------------------------------------

NET ASSETS --  100%                              $13,053,087
================================================================================

----------
See Notes to Schedule of Investments and Financial Statements

                              GE MONEY MARKET FUND
                             PORTFOLIO COMPOSITION
                             U.S. GOVERNMENTS 45.3%
                             COMMERCIAL PAPER 28.0%
                         CERTIFICATE OF DEPOSITS 26.7%

--------------------------------------------------------------------------------
                          Average Annual Total Return %
                      for the periods ended March 31, 1997
--------------------------------------------------------------------------------

                                                Since
                 6 Mo.     1 Yr.     3Yr      Inception      Commencement
--------------------------------------------------------------------------------
Fund             2.50%     5.06%    5.04%       4.43%          2/22/93
--------------------------------------------------------------------------------
90 Day T-Bill    2.55%     5.19%    5.22%
================================================================================

                               INVESTMENT PROFILE

     A mutual fund designed for investors who seek current income and liquidity while preserving their capital by investing in short-term, high grade money market securities.

                                   FUND YIELD
                              as of March 31, 1997
--------------------------------------------------------------------------------

                             Fund             Donoghue
--------------------------------------------------------------------------------

  7 day current               5.0                5.0

  7 day effective             5.2                5.1

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

     An investment in the GE Money Market Fund is neither insured nor guaranteed by the U.S. Government, and no assurance can be given that the GE Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

                         * Lipper Performance Comparison
                             Money Market Peer Group
   Based on average annual total returns for the periods ending March 31, 1997

                             Six        One        Three
                           Months      Year        Year

  Number of Funds
  in peer group:             302        292         225


  Peer group average
  total return:             2.4%       4.8%        4.8%


  Lipper categories
  in peer group:           Money Market

  * See Notes to Performance for explanation of peer categories

                      See page 41 for Notes to Performance.
               Past performance is no guarantee of future results.

                              Schedule of Investments March 31, 1997 (unaudited)
GE MONEY MARKET FUND

                                     Principal     Amortized
                                        Amount          Cost
--------------------------------------------------------------------------------

Short Term Investments -- 100.4%
--------------------------------------------------------------------------------
U.S. Governments(d) -- 45.3%
Federal Agricultural Mortgage Corp.
5.69%      06/13/97               $ 3,000,000    $ 2,966,663

Federal Farm Credit Bank
5.53%      04/23/97                 3,400,000      3,388,718

Federal Home Loan Mortgage Corp.
5.43%      06/13/97                 4,810,000      4,759,086
5.67%      04/17/97                 3,400,000      3,391,825
5.70%      04/18/97                 4,310,000      4,298,918
6.50%      04/01/97                 8,160,000      8,160,000
                                                  20,609,829
Federal National Mortgage Assoc.
5.34%      05/12/97                 2,810,000      2,793,343
5.39%      04/16/97                 2,350,000      2,344,859
5.42%      06/13/97                 1,470,000      1,454,306
5.44%      06/17/97                 5,500,000      5,438,240
5.59%      05/02/97 - 05/09/97      5,250,000      5,221,782
5.72%      07/09/97                 3,200,000      3,151,380
                                                  20,403,910
Total U.S. Governments
   (Cost $47,369,120)                             47,369,120

Commercial Paper(d) -- 28.0%
Abbey National PLC
5.34%      05/22/97                 3,900,000      3,870,883
Bank of Montreal
5.37%      04/09/97                 2,500,000      2,497,028
Chase Manhattan Corp.
5.31%      05/27/97                 3,900,000      3,868,271
Halifax Building Society
5.32%      04/14/97                 3,700,000      3,692,959
Merrill Lynch & Co. Inc.
5.40%      05/20/97                 4,000,000      3,970,927
Norwest Corp.
5.31%      05/29/97                 3,900,000      3,867,138
Republic National Bank
5.30%      05/23/97                 3,900,000      3,870,538
Toronto Dominion Bank
5.33%      04/17/97                 3,700,000      3,691,317

Total Commercial Paper
   (Cost $29,329,061)                             29,329,061


Certificates of Deposit -- 27.1%
Algemene Bank Nederland N.V.
5.38%      05/06/97                 3,800,000      3,800,000
Bayerische Vereinsbank AG
5.34%      04/07/97                 3,650,000      3,650,000

                                     Principal     Amortized
                                        Amount          Cost
--------------------------------------------------------------------------------
Credit Suisse
5.34%      05/12/97               $ 2,000,000    $ 2,000,000
Deutsche Bank AG
5.32%      04/15/97                 3,700,000      3,700,000
Dresdner Bank AG
5.31%      05/28/97                 3,900,000      3,900,000
Royal Bank of Canada
5.38%      06/13/97                 4,020,000      4,020,000
Societe Generale
5.40%      04/11/97                 3,550,000      3,550,000
Swiss Bank Corp.
5.40%      04/03/97                 3,700,000      3,700,000

Total Certificates of Deposit
   (Cost $28,320,000)                             28,320,000

Total Short Term Investments
   (Cost $105,018,181)                           105,018,181

Other Assets and Liabilities, net (0.4%)           (391,741)
--------------------------------------------------------------------------------

NET ASSETS --  100%                             $104,626,440
================================================================================

----------
See Notes to Schedule of Investments and Financial Statements

                                                Notes to Performance (unaudited)

Average annual total returns take into account changes in share price and assume reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares. Classes A and B are shown both without the sales charge and also assuming the reduction of the returns by the maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements.

Shares of the GE Short-Term Government Fund are neither insured nor guaranteed by the U.S. Government and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Investment Management Incorporated ("GEIM") has voluntarily agreed to waive and/or bear certain fees and Fund expenses. Without these provisions, the returns (and/or yields) would have been lower. These provisions may be terminated in the future.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), Morgan Stanley Capital International Index (MSCI World), Morgan Stanley Capital International Europe Australia Far East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3 YR.) and the 90 Day U.S.
Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,557 stocks of companies in 22 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The MSCI EAFE is a composite of 1,093 stocks of companies in 20 countries located in Europe, Australasia, New Zealand and the Far East. The LB Aggregate Bond Index is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The LB 1-3 Year Government Bond Index is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The 90 Day U.S. T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest. Broad market index returns are calculated from the month end nearest to the Funds' inception date. The majority of the broad market returns are not available from the Funds' commencement of investment operations through March 31, 1997. The Donahue yields represent the average yields of 815 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                               Notes to Schedules of Investments

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $493,332; $156,352; $514,380; $1,991,348; and $3,547,264 or
     0.6%, 0.3%, 0.2%, 2.0%, and 5.8% of net assets for the GE International Equity, GE Global Equity, GE U.S. Equity, GE Strategic Investment and GE Fixed Income Funds, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at March 31, 1997.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At March 31, 1997, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.


Abbreviations:

      ADR --  American Depositary Receipt

    AMBAC --  AMBAC Indemnity Corporation

     FGIC --  Financial Guarantee Insurance Corporation

      GDR --  Global Depository Receipt

     G.O. --  General Obligation

     MBIA --  Municipal Bond Investors Assurance
                  Corporation

    REMIC --  Real Estate Mortgage Investment Conduit

     VRDN --  Variable Rate Demand Note

     Rts. --  Rights

       WT --  Warrant

Currency Terms:

      BEL --  Belgian Franc

      CAD --  Canadian Dollar

      DEM --  Deutsche Mark

      DKK --  Danish Krone

      NLG --  Netherlands Guilder

                                                            Financial Highlights

     Selected  data  based  on a  share  outstanding  throughout  the  period(s)
                                    indicated (March 31, 1997 data is unaudited)

                          GE International Equity Fund
--------------------------------------------------------------------------------


                                                                      Class A                               Class B
-----------------------------------------------------------------------------------------------------------------------------------

                                                    3/31/97  9/30/96(c)  9/30/95  9/30/94    3/31/97  9/30/96(c)  9/30/95  9/30/94
-----------------------------------------------------------------------------------------------------------------------------------

Inception date                                          --        --       --      3/2/94       --        --        --      3/2/94
Net asset value, beginning of period                 $17.65    $15.87    $15.18    $15.00     $17.47    $15.77    $15.13    $15.00
Income (loss) from investment operations:
  Net investment income                               (0.03)     0.07      0.09      0.06      (0.06)     0.05      0.01      0.00
  Net realized and unrealized
    gains (losses) on investments                      0.97      1.74      0.64      0.12       0.95      1.65      0.64      0.13
-----------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from investment operations         0.94      1.81      0.73      0.18       0.89      1.70      0.65      0.13
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                                0.06      0.03      0.04      0.00       0.00      0.00      0.01      0.00
  Net realized gains                                   0.50      0.00      0.00      0.00       0.50      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                    0.56      0.03      0.04      0.00       0.50      0.00      0.01      0.00
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $18.03    $17.65    $15.87    $15.18     $17.86    $17.47    $15.77    $15.13
===================================================================================================================================

TOTAL RETURN (a)                                       5.38%    11.39%     4.87%     1.20%      5.14%    10.78%     4.33%     0.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)          $11,962    $8,462    $3,948       $25       $339      $272       $57       $34
  Ratio of net investment income
    to average net assets*                            (0.21%)    0.43%     1.28%     1.01%     (0.72%)    0.28%     0.10%     0.47%
  Ratio of expenses to average net assets*             1.60%     1.59%     1.60%     1.60%      2.10%     2.10%     2.10%     2.10%
  Ratio of expenses to average net assets
    before voluntary expense limitation*               1.60%     1.66%     1.95%     1.93%      4.29%     3.50%     3.50%     2.43%
  Portfolio turnover rate                                28%       36%       27%        6%        28%       36%       27%        6%
  Average brokerage commissions (b)                   $.002     $.031       N/A       N/A      $.002     $.031       N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------------


                                                                      Class C                               Class D
------------------------------------------------------------------------------------------------------------------------------------
                                                3/31/97   9/30/96(c)   9/30/95   9/30/94    3/31/97  9/30/96(c)  9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                      --         --        --       3/2/94        --         --         --      3/2/94
Net asset value, beginning of period             $17.65     $15.88     $15.19     $15.00     $17.76     $15.94     $15.22    $15.00
Income (loss) from investment operations:
  Net investment income                           (0.01)      0.11       0.12       0.00       0.03       0.17       0.12      0.10
  Net realized and unrealized
    gains (losses) on investments                  0.98       1.72       0.65       0.19       0.98       1.73       0.70      0.12
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from investment operations     0.97       1.83       0.77       0.19       1.01       1.90       0.82      0.22
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                            0.03       0.06       0.08       0.00       0.14       0.08       0.10      0.00
  Net realized gains                               0.50       0.00       0.00       0.00       0.50       0.00       0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                0.53       0.06       0.08       0.00       0.64       0.08       0.10      0.00
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $18.09     $17.65     $15.88     $15.19     $18.13     $17.76     $15.94    $15.22
====================================================================================================================================

TOTAL RETURN (a)                                   5.61%     11.54%      5.16%      1.27%      5.74%     11.97%      5.45%     1.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $4,805     $3,230     $1,262       $481    $65,627    $63,225    $32,907   $26,460
  Ratio of net investment income
    to average net assets*                         0.04%      0.68%      0.83%      0.66%      0.34%      0.99%      0.97%     1.52%
  Ratio of expenses to average net assets*         1.35%      1.35%      1.35%      1.35%      1.03%      1.03%      1.07%     1.10%
  Ratio of expenses to average net assets
    before voluntary expense limitation*           1.51%      1.96%      2.75%      1.68%      1.03%      1.03%      1.18%     1.43%
  Portfolio turnover rate                            28%        36%        27%         6%        28%        36%        27%        6%
  Average brokerage commissions (b)               $.002      $.031        N/A        N/A      $.002      $.031        N/A       N/A


----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

   Selected data based on a share outstanding throughout the period(s) indicated
                                              (March 31, 1997 data is unaudited)

GE  Global  Equity  Fund


------------------------------------------------------------------------------------------------------------------------------------

                                                                Class A                                     Class B
------------------------------------------------------------------------------------------------------------------------------------

                                              3/31/97     9/30/96   9/30/95  9/30/94(d)    3/31/97   9/30/96    9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                    --         --        --     12/22/93       --         --         --      12/22/93
Net asset value, beginning of period           $22.01     $20.18     $19.34     $18.61     $21.87     $20.14     $19.32     $18.48
Income (loss) from investment operations:
  Net investment income                          0.04       0.02       0.10       0.03      (0.04)     (0.04)      0.00      (0.01)
  Net realized and unrealized
    gains (losses) on investments                0.71       2.20       1.22       0.91       0.73       2.14       1.23       1.06
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                          0.75       2.22       1.32       0.94       0.69       2.10       1.23       1.05
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                          0.00       0.02       0.09       0.01       0.00       0.00       0.02       0.01
  Net realized gains                             1.29       0.37       0.39       0.20       1.29       0.37       0.39       0.20
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                              1.29       0.39       0.48       0.21       1.29       0.37       0.41       0.21
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $21.47     $22.01     $20.18     $19.34     $21.27     $21.87     $20.14     $19.32
====================================================================================================================================

TOTAL RETURN (a)                                 3.39%     11.18%      7.16%      3.09%      3.13%     10.61%      6.62%      5.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $857     $4,054     $2,811       $694       $713       $600       $356       $128
  Ratio of net investment income/(loss)
    to average net assets*                      (0.08%)     0.12%      0.47%      0.44%     (0.58%)    (0.34%)    (0.11%)    (0.08%)
  Ratio of expenses to average net assets*       1.60%      1.60%      1.60%      1.60%      2.10%      2.10%      2.10%      2.10%
  Ratio of expenses to average net assets
    before voluntary expense limitation*         3.41%      1.90%      2.17%      2.02%      3.36%      3.50%      3.50%      2.52%
  Portfolio turnover rate                          34%        46%        46%        26%        34%        46%        46%        26%
  Average brokerage commissions (b)             $.003      $.006        N/A        N/A      $.003      $.006        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------


                                                                Class C                                     Class D
------------------------------------------------------------------------------------------------------------------------------------

                                             3/31/97   9/30/96   9/30/95  9/30/94    9/30/93(e)  3/31/97  9/30/96  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                  --        --       --         --       1/5/93      --        --       --    11/29/93
Net asset value, beginning of period          $22.18    $20.31    $19.40    $17.16     $15.00    $22.25    $20.37   $19.45   $17.49
Income (loss) from investment operations:
  Net investment income                         0.01      0.06      0.09      0.07       0.08      0.04      0.13     0.13     0.11
  Net realized and unrealized
    gains (losses) on investments               0.78      2.22      1.30      2.37       2.08      0.77      2.21     1.31     2.06
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                         0.79      2.28      1.39      2.44       2.16      0.81      2.34     1.44     2.17
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                         0.06      0.04      0.09      0.00       0.00      0.17      0.09     0.13     0.01
  Net realized gains                            1.29      0.37      0.39      0.20       0.00      1.29      0.37     0.39     0.20
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                             1.35      0.41      0.48      0.20       0.00      1.46      0.46     0.52     0.21
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                $21.62    $22.18    $20.31    $19.40     $17.16    $21.60    $22.25   $20.37   $19.45
====================================================================================================================================

TOTAL RETURN (a)                                3.54%    11.44%     7.47%    14.28%     14.10%     3.64%    11.71%    7.76%   12.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $30,457   $28,682   $23,683   $20,432    $11,999   $16,963   $10,123   $9,785  $10,504
  Ratio of net investment income/(loss)
    to average net assets*                      0.16%     0.33%     0.59%     0.52%      1.00%     0.43%     0.56%    0.84%    0.82%
  Ratio of expenses to average net assets*      1.35%     1.35%     1.35%     1.31%      1.10%     1.10%     1.10%    1.10%    1.10%
  Ratio of expenses to average net assets
    before voluntary expense limitation*        1.45%     1.60%     1.42%     1.77%      2.19%     1.10%     1.12%    1.75%    1.52%
  Portfolio turnover rate                         34%       46%       46%       26%        28%       34%       46%      46%      26%
  Average brokerage commissions (b)            $.003     $.006       N/A       N/A        N/A     $.003     $.006      N/A      N/A


----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

     Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1997 data is unaudited) GE Premier Growth Equity Fund


--------------------------------------------------------------------------------------------------------------
                                                     Class A        Class B         Class C        Class D
                                                     3/31/97        3/31/97         3/31/97        3/31/97
--------------------------------------------------------------------------------------------------------------

Inception date                                       12/31/96       12/31/96        12/31/96       12/31/96
Net asset value, beginning of period                   $15.00         $15.00          $15.00         $15.00
Income (loss) from investment operations:
  Net investment income                                  0.01          (0.01)           0.01           0.03
  Net realized and unrealized
  gains (losses) on investments                         (0.72)         (0.72)          (0.71)         (0.72)
--------------------------------------------------------------------------------------------------------------

Total income (loss) from investment operations          (0.71)         (0.73)          (0.70)         (0.69)
--------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                                  0.00           0.00            0.00           0.00
  Net realized gains                                     0.00           0.00            0.00           0.00
--------------------------------------------------------------------------------------------------------------

Total distributions                                      0.00           0.00            0.00           0.00
--------------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $14.29         $14.27          $14.30         $14.31
==============================================================================================================

TOTAL RETURN (a)                                        (4.73%)        (4.87%)         (4.67%)        (4.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)               $115           $106          $2,918         $4,486
  Ratio of net investment income
  to average net assets*                                 0.18%         (0.32%)          0.47%          0.67%
  Ratio of expenses to average net assets*               1.40%          1.90%           1.15%          0.90%
  Ratio of expenses to average net assets
  before voluntary expense limitation*                  13.77%         14.68%           2.15%          1.18%
  Portfolio turnover rate                                   8%             8%              8%             8%
  Average brokerage commissions (b)                     $.049          $.049           $.049          $.049
--------------------------------------------------------------------------------------------------------------


[PHOTO OF BUILDING]

----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

          Selected data based on a share  outstanding  throughout  the period(s)
                                    indicated (March 31, 1997 data is unaudited)

                               GE U.S. Equity Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                               Class A                                    Class B
------------------------------------------------------------------------------------------------------------------------------------
                                              3/31/97  9/30/96(c)  9/30/95(c)  9/30/94(d)  3/31/97   9/30/96(c)  9/30/95(c)  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                   --         --        --       12/22/93       --         --         --      12/22/93
Net asset value, beginning of period           $23.34     $20.28     $16.12     $16.48     $22.57     $19.71     $16.03     $16.41
Income (loss) from investment operations:
  Net investment income                          0.16       0.31        .34       3.23       0.08       0.19       0.21       0.24
  Net realized and unrealized
    gains (losses) on investments                2.32       3.34       3.91      (3.22)      2.25       3.25       3.84      (0.25)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                          2.48       3.65       4.25       0.01       2.33       3.44       4.05      (0.01)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                          0.28       0.32       0.00       0.20       0.17       0.31       0.28       0.20
  Net realized gains                             2.19       0.27       0.09       0.17       2.19       0.27       0.09       0.17
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                              2.47       0.59       0.09       0.37       2.36       0.58       0.37       0.37
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $23.35     $23.34     $20.28     $16.12     $22.54     $22.57     $19.71     $16.03
====================================================================================================================================

TOTAL RETURN (a)                                10.63%     18.36%     26.52%     (0.86%)    10.31%     17.78%     25.92%     (0.09%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)    $36,302    $34,523    $15,148     $1,214     $9,548     $7,194     $1,563        $91
  Ratio of net investment income
    to average net assets*                       1.03%      1.40%      1.85%      1.87%      0.53%      0.90%      1.29%      1.28%
  Ratio of expenses to average net assets*       1.00%      1.00%      1.00%      1.00%      1.50%      1.50%      1.50%      1.50%
  Ratio of expenses to average net assets
    before voluntary expense limitation*         1.11%      1.15%      1.25%      1.46%      1.83%      2.08%      3.50%      1.96%
  Portfolio turnover rate                          22%        49%        43%        51%        22%        49%        43%        51%
  Average brokerage commissions (b)             $.065      $.045        N/A        N/A      $.065      $.045        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------


                                                                Class C                                     Class D
------------------------------------------------------------------------------------------------------------------------------------
                                         3/31/97  9/30/96(c)  9/30/95(c)  9/30/94  9/30/93(e)  3/31/97  9/30/96(c)  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                               --       --        --          --      1/5/93       --        --        --    11/29/93
Net asset value, beginning of period       $23.02   $19.98     $16.13     $16.35    $15.00     $23.03    $19.98    $16.16    $16.37
Income (loss) from investment operations:
  Net investment income                      0.05     0.36       0.37       1.00      0.12       0.19      0.40      0.38      0.32
  Net realized and unrealized
    gains (losses) on investments            2.42     3.30       3.86      (0.85)     1.23       2.32      3.31      3.88     (0.16)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                      2.47     3.66       4.23       0.15      1.35       2.51      3.71      4.26      0.16
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                      0.32     0.35       0.29       0.20      0.00       0.41      0.39      0.35      0.20
  Net realized gains                         2.19     0.27       0.09       0.17      0.00       2.19      0.27      0.09      0.17
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                          2.51     0.62       0.38       0.37      0.00       2.60      0.66      0.44      0.37
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period             $22.98   $23.02     $19.98     $16.13    $16.35     $22.94    $23.03    $19.98    $16.16
====================================================================================================================================

TOTAL RETURN (a)                            10.75%   18.70%     26.86%      0.88%    10.32%     10.91%    18.97%    27.14%     0.96%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
 (in thousands)                           $67,313  $50,035    $26,007    $16,382   $74,415   $168,277  $144,470  $128,247  $114,885
  Ratio of net investment income
    to average net assets*                   1.28%    1.66%      2.12%      2.11%     1.86%      1.54%     1.90%     2.36%     2.27%
  Ratio of expenses to
    average net assets*                      0.75%    0.75%      0.75%      0.62%     0.50%      0.50%     0.50%     0.50%     0.50%
  Ratio of expenses to
    average net assets
    before voluntary expense limitation*     0.92%    1.06%      1.19%      1.21%     1.34%      0.54%     0.59%     0.71%     0.96%
  Portfolio turnover rate                      22%      49%        43%        51%       15%        22%       49%       43%       51%
  Average brokerage commissions (b)         $.065    $.045        N/A        N/A       N/A      $.065     $.045       N/A       N/A


----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

     Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1997 data is unaudited) GE Strategic Investment Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                               Class A                                    Class B
------------------------------------------------------------------------------------------------------------------------------------
                                             3/31/97  9/30/96(c)  9/30/95(c)  9/30/94(d)  3/31/97   9/30/96(c)  9/30/95(c)  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                  --         --        --        12/22/93       --        --         --      12/22/93
Net asset value, beginning of period          $20.33     $18.43     $15.71       $16.21     $20.04    $18.26     $15.62     $16.14
Income (loss) from investment operations:
  Net investment income                         0.33       0.51       0.52         0.48       0.20      0.41       0.40       0.27
  Net realized and unrealized
    gains (losses) on investments               0.80       1.90       2.57        (0.65)      0.87      1.87       2.58      (0.46)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                         1.13       2.41       3.09        (0.17)      1.07      2.28       2.98      (0.19)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                         0.47       0.43       0.37         0.27       0.33      0.42       0.34       0.27
  Net realized gains                            0.25       0.08       0.00         0.06       0.25      0.08       0.00       0.06
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                             0.72       0.51       0.37         0.33       0.58      0.50       0.34       0.33
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                $20.74     $20.33     $18.43       $15.71     $20.53    $20.04     $18.26     $15.62
====================================================================================================================================

TOTAL RETURN (a)                                5.52%     13.35%     20.12%       (1.32%)     5.31%    12.73%     19.53%     (1.25%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $32,573    $25,232     $8,778       $1,104     $4,318    $3,701       $882       $150
  Ratio of net investment income
    to average net assets*                      2.39%      2.60%      2.95%        2.59%      1.88%     2.11%      2.46%      1.92%
  Ratio of expenses to average net assets*      1.15%      1.12%      1.15%        1.15%      1.65%     1.65%      1.65%      1.65%
  Ratio of expenses to average net assets
    before voluntary expense limitation*        1.15%      1.15%      1.19%        1.58%      1.88%     2.10%      3.50%      2.08%
  Portfolio turnover rate                         57%        93%        98%          68%        57%       93%        98%        68%
  Average brokerage commissions (b)            $.025      $.046        N/A          N/A      $.025     $.046        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------


                                                                Class C                                     Class D
------------------------------------------------------------------------------------------------------------------------------------
                                      3/31/97  9/30/96(c)  9/30/95(c)  9/30/94  9/30/93(e)  3/31/97  9/30/96(c)  9/30/95   9/30/94
 -----------------------------------------------------------------------------------------------------------------------------------

Inception date                            --        --       --          --      1/5/93       --         --         --     11/29/93
Net asset value, beginning of period    $20.38    $18.46    $15.72     $16.08    $15.00     $20.44     $18.49     $15.74    $16.02
Income (loss) from investment
 operations:
  Net investment income                   0.22      0.54      0.53       0.44      0.23       0.27       0.63       0.55      0.45
  Net realized and unrealized
    gains (losses) on investments         0.94      1.92      2.59      (0.48)     0.85       0.92       1.90       2.62     (0.40)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                   1.16      2.46      3.12      (0.04)     1.08       1.19       2.53       3.17      0.05
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                   0.49      0.46      0.38       0.26      0.00       0.56       0.50       0.42      0.27
  Net realized gains                      0.25      0.08      0.00       0.06      0.00       0.25       0.08       0.00      0.06
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                       0.74      0.54      0.38       0.32      0.00       0.81       0.58       0.42      0.33
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period          $20.80    $20.38    $18.46     $15.72    $16.08     $20.82     $20.44     $18.49    $15.74
====================================================================================================================================

TOTAL RETURN (a)                          5.64%    13.58%    20.35%     (0.27%)    8.06%      5.79%     13.95%     20.70%     0.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                     $31,684   $26,467   $17,821    $13,018   $12,780    $30,316    $36,162    $18,665   $17,159
  Ratio of net investment income
    to average net assets*                2.62%     2.81%     3.21%      2.62%     2.68%      2.86%      3.16%      3.46%     2.93%
  Ratio of expenses to
   average net assets*                    0.90%     0.90%     0.90%      0.85%     0.65%      0.65%      0.58%      0.65%     0.65%
  Ratio of expenses to
    average net assets
    before voluntary expense
    limitation*                           0.91%     1.05%     1.03%      1.33%     1.65%      0.65%      0.59%      0.97%     1.08%
  Portfolio turnover rate                   57%       93%       98%        68%       20%        57%        93%        98%       68%
  Average brokerage commissions (b)      $.025     $.046       N/A        N/A       N/A      $.025      $.046        N/A       N/A


----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

   Selected data based on a share outstanding throughout the period(s) indicated
                                              (March 31, 1997 data is unaudited)

GE Tax-Exempt Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                                Class A                                    Class B
------------------------------------------------------------------------------------------------------------------------------------
                                               3/31/97   9/30/96  9/30/95  9/30/94(d)    3/31/97   9/30/96   9/30/95   9/30/94
 -----------------------------------------------------------------------------------------------------------------------------------

Inception date                                    --        --      --     12/22/93         --        --        --     12/22/93
Net asset value, beginning of period            $11.67    $11.77   $11.32    $12.31       $11.68    $11.78    $11.32    $12.30
Income (loss) from investment operations:
  Net investment income                           0.25      0.51     0.53      0.39         0.22      0.45      0.47      0.34
  Net realized and unrealized
    gains (losses) on investments                 0.00     (0.10)    0.46     (1.00)        0.01     (0.10)     0.47     (0.98)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                           0.25      0.41     0.99     (0.61)        0.23      0.35      0.94     (0.64)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                           0.25      0.51     0.54      0.38         0.22      0.45      0.48      0.34
  Net realized gains                              0.00      0.00     0.00      0.00         0.00      0.00      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                               0.25      0.51     0.54      0.38         0.22      0.45      0.48      0.34
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                  $11.67    $11.67   $11.77    $11.32       $11.69    $11.68    $11.78    $11.32
====================================================================================================================================

TOTAL RETURN (a)                                  2.12%     3.52%    8.96%    (5.40%)       1.95%     3.01%     8.51%    (5.28%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)        $541      $537     $389       $53       $1,243    $1,318      $689       $61
  Ratio of net investment income
    to average net assets*                        4.29%     4.33%    4.54%     4.34%        3.78%     3.83%     3.81%     3.68%
  Ratio of expenses to average net assets*        0.75%     1.02%    1.10%     1.10%        1.25%     1.52%     1.60%     1.60%
  Ratio of expenses to average net assets
    before voluntary expense limitation*          2.29%     2.85%    3.00%     1.58%        1.94%     2.41%     3.50%     2.08%
  Portfolio turnover rate                           70%      145%      86%       23%          70%      145%       86%       23%
------------------------------------------------------------------------------------------------------------------------------------

                                                                Class C                                     Class D
------------------------------------------------------------------------------------------------------------------------------------
                                                3/31/97  9/30/96  9/30/95  9/30/94  9/30/93(e)  3/31/97  9/30/96  9/30/95   9/30/94
 -----------------------------------------------------------------------------------------------------------------------------------

Inception date                                    --       --      --        --       1/5/93      --       --       --     11/29/93
Net asset value, beginning of period            $11.67   $11.77   $11.32   $12.36     $12.00    $11.67   $11.78   $11.32    $12.11
Income (loss) from investment operations:
  Net investment income                           0.26     0.53     0.57     0.54       0.33      0.28     0.58     0.60      0.47
  Net realized and unrealized
    gains (losses) on investments                 0.01    (0.09)    0.45    (1.06)      0.36      0.01    (0.12)    0.46     (0.80)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                           0.27     0.44     1.02    (0.52)      0.69      0.29     0.46     1.06     (0.33)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                           0.26     0.54     0.57     0.52       0.33      0.28     0.57     0.60      0.46
  Net realized gains                              0.00     0.00     0.00     0.00       0.00      0.00     0.00     0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                               0.26     0.54     0.57     0.52       0.33      0.28     0.57     0.60      0.46
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                  $11.68   $11.67   $11.77   $11.32     $12.36    $11.68   $11.67   $11.78    $11.32
====================================================================================================================================

TOTAL RETURN (a)                                  2.34%    3.77%    9.23%   (4.30%)     5.48%     2.46%    3.95%    9.59%    (2.80%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $7,638   $7,728   $6,816   $6,917    $10,136    $3,032   $2,960   $3,905    $4,995
  Ratio of net investment income
    to average net assets*                        4.54%    4.57%    4.94%    4.41%      3.56%     4.80%    4.83%    5.20%     4.65%
  Ratio of expenses to average net assets*        0.50%    0.78%    0.85%    0.79%      0.60%     0.25%    0.53%    0.60%     0.60%
  Ratio of expenses to average net assets
    before voluntary expense limitation*          0.84%    1.34%    1.18%    1.33%      1.53%     0.55%    1.03%    1.47%     1.08%
  Portfolio turnover rate                           70%     145%      86%      23%        29%       70%     145%      86%       23%

----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

   Selected data based on a share outstanding throughout the period(s) indicated
                                              (March 31, 1997 data is unaudited)

GE Fixed Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                Class A                                    Class B
------------------------------------------------------------------------------------------------------------------------------------
                                              3/31/97   9/30/96   9/30/95  9/30/94(d)    3/31/97   9/30/96   9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                  --         --       --      12/22/93        --        --        --     12/22/93
Net asset value, beginning of period          $11.69     $11.91    $11.27     $12.19      $11.70    $11.91    $11.26    $12.15
Income (loss) from investment operations:
  Net investment income                         0.34       0.65      0.73       0.47        0.31      0.60      0.65      0.42
  Net realized and unrealized
    gains (losses) on investments              (0.07)     (0.19)     0.63      (0.84)      (0.06)    (0.20)     0.66     (0.81)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                         0.27       0.46      1.36      (0.37)       0.25      0.40      1.31     (0.39)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                         0.34       0.68      0.72       0.47        0.31      0.61      0.66      0.42
  Net realized gains                            0.00       0.00      0.00       0.08        0.00      0.00      0.00      0.08
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                             0.34       0.68      0.72       0.55        0.31      0.61      0.66      0.50
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                $11.62     $11.69    $11.91     $11.27      $11.64    $11.70    $11.91    $11.26
====================================================================================================================================

TOTAL RETURN (a)                                2.32%      3.91%    12.48%     (3.02%)      2.15%     3.41%    11.98%    (3.31%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $15,020    $15,653    $5,400    $26,023      $1,518    $1,673      $234       $65
  Ratio of net investment income
    to average net assets*                      5.75%      5.66%     6.22%      5.37%       5.24%     5.19%     5.57%     4.83%
  Ratio of expenses to average net assets*      1.10%      1.05%     1.08%      1.10%       1.60%     1.60%     1.60%     1.58%
  Ratio of expenses to average net assets
    before voluntary expense limitation*        1.13%      1.12%     1.18%      1.51%       2.13%     2.44%     3.50%     2.01%
  Portfolio turnover rate                        128%       275%      315%       298%        128%      275%      315%      298%
------------------------------------------------------------------------------------------------------------------------------------


                                                                Class C                                     Class D
------------------------------------------------------------------------------------------------------------------------------------
                                             3/31/97  9/30/96  9/30/95  9/30/94  9/30/93(e)  3/31/97   9/30/96   9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                  --       --      --        --      1/5/93      --        --        --     11/29/93
Net asset value, beginning of period          $11.70   $11.92   $11.27   $12.31    $12.00    $11.69    $11.92    $11.27    $12.17
Income (loss) from investment operations:
  Net investment income                         0.35     0.69     0.73     0.61      0.36      0.37      0.72      0.77      0.55
  Net realized and unrealized
    gains (losses) on investments              (0.06)   (0.21)    0.67    (0.96)     0.31     (0.06)    (0.22)     0.65     (0.83)
------------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from
  investment operations                         0.29     0.48     1.40    (0.35)     0.67      0.31      0.50      1.42     (0.28)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                         0.35     0.70     0.75     0.61      0.36      0.37      0.73      0.77      0.54
  Net realized gains                            0.00     0.00     0.00     0.08      0.00      0.00      0.00      0.00      0.08
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                             0.35     0.70     0.75     0.69      0.36      0.37      0.73      0.77      0.62
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                $11.64   $11.70   $11.92   $11.27    $12.31    $11.63    $11.69    $11.92    $11.27
====================================================================================================================================

TOTAL RETURN (a)                                2.52%    4.10%   12.81%   (2.97%)    5.24%     2.66%     4.32%    13.10%    (2.34%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $30,343  $28,115  $21,401  $13,600   $11,485   $14,715   $19,098    $6,642    $2,732
  Ratio of net investment income
    to average net assets*                      5.98%    5.84%    6.37%    5.22%     3.87%     6.21%     6.14%     6.57%     5.40%
  Ratio of expenses to average net assets*      0.85%    0.85%    0.85%    0.79%     0.60%     0.60%     0.55%     0.59%     0.58%
  Ratio of expenses to average net assets
    before voluntary expense limitation*        0.92%    0.99%    0.95%    1.26%     1.63%     0.60%     0.57%     2.50%     1.01%
  Portfolio turnover rate                        128%     275%     315%     298%       68%      128%      275%      315%      298%

----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

          Selected data based on a share  outstanding  throughout  the period(s)
                                    indicated (March 31, 1997 data is unaudited)

GE Short-Term Government Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                Class A                                    Class B
------------------------------------------------------------------------------------------------------------------------------------
                                              3/31/97   9/30/96   9/30/95   9/30/94      3/31/97   9/30/96   9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                    --        --       --      3/2/94          --        --        --      3/2/94
Net asset value, beginning of period           $11.78    $11.91    $11.72    $12.00       $11.78    $11.90    $11.72    $12.00
Income (loss) from investment operations:
  Net investment income                          0.31      0.60      0.64      0.35         0.28      0.56      0.59      0.33
  Net realized and unrealized
    gains (losses) on investments               (0.02)    (0.06)     0.21     (0.30)       (0.02)    (0.05)     0.21     (0.31)
------------------------------------------------------------------------------------------------------------------------------------

Total income from investment operations          0.29      0.54      0.85      0.05         0.26      0.51      0.80      0.02
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                          0.31      0.61      0.66      0.33         0.29      0.57      0.62      0.30
  Net realized gains                             0.01      0.06      0.00      0.00         0.01      0.06      0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                              0.32      0.67      0.66      0.33         0.30      0.63      0.62      0.30
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $11.75    $11.78    $11.91    $11.72       $11.74    $11.78    $11.90    $11.72
====================================================================================================================================

TOTAL RETURN (a)                                 2.57%     4.63%     7.48%     0.40%        2.31%     4.35%     7.01%     0.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $616      $340      $285       $35          $88      $145       $83       $25
  Ratio of net investment income
    to average net assets*                       5.26%     5.04%     5.27%     4.75%        4.85%     4.67%     5.07%     4.38%
  Ratio of expenses to average net assets*       0.95%     0.95%     0.95%     0.95%        1.30%     1.30%     1.30%     1.30%
  Ratio of expenses to average net assets
    before voluntary expense limitation*         2.76%     3.00%     3.00%     1.71%        7.28%     3.35%     3.35%     2.06%
  Portfolio turnover rate                          94%      201%      415%      146%          94%      201%      415%      146%
------------------------------------------------------------------------------------------------------------------------------------


                                                           Class C                                     Class D
------------------------------------------------------------------------------------------------------------------------------------
                                             3/31/97  9/30/96   9/30/95   9/30/94      3/31/97   9/30/96   9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                  --        --       --      3/2/94          --        --        --      3/2/94
Net asset value, beginning of period         $11.79    $11.91    $11.72    $12.00       $11.78    $11.90    $11.72     $12.00
Income (loss) from investment operations:
  Net investment income                        0.32      0.63      0.66      0.36         0.34      0.66      0.69       0.39
  Net realized and unrealized
    gains (losses) on investments             (0.02)    (0.05)     0.22     (0.30)       (0.03)    (0.05)     0.21      (0.31)
------------------------------------------------------------------------------------------------------------------------------------

Total income from investment operations        0.30      0.58      0.88      0.06         0.31      0.61      0.90       0.08
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                        0.33      0.64      0.69      0.34         0.34      0.67      0.72       0.36
  Net realized gains                           0.01      0.06      0.00      0.00         0.01      0.06      0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                            0.34      0.70      0.69      0.34         0.35      0.73      0.72       0.36
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period               $11.75    $11.79    $11.91    $11.72       $11.74    $11.78    $11.90     $11.72
====================================================================================================================================

TOTAL RETURN (a)                               2.61%     4.98%     7.74%     0.53%        2.74%     5.24%     7.92%      0.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $4,819    $3,653    $2,437      $287       $7,530    $7,786    $8,048     $7,822
  Ratio of net investment income
    to average net assets*                     5.46%     5.28%     5.62%     5.18%        5.69%     5.54%     5.89%      5.32%
  Ratio of expenses to average net assets*     0.70%     0.70%     0.70%     0.70%        0.45%     0.45%     0.45%      0.45%
  Ratio of expenses to average net assets
    before voluntary expense limitation*       1.10%     1.34%     1.84%     1.46%        0.72%     0.83%     0.98%      1.21%
  Portfolio turnover rate                        94%      201%      415%      146%          94%      201%      415%       146%


----------
See Notes to Financial Highlights on page 51 and Notes to Financial Statements

                       Selected data based on a share outstanding throughout the
                          period(s) indicated (March 31, 1997 data is unaudited)


GE Money Market Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                      3/31/97       9/30/96        9/30/95        9/30/94        9/30/93(e)
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                         --              --             --             --          1/5/93
Net asset value, beginning of period                  $1.00           $1.00          $1.00          $1.00         $1.00
Income (loss) from investment operations:
  Net investment income                                0.02            0.05           0.05           0.03          0.02
  Net realized and unrealized
   gains (losses) on investments                       0.00            0.00           0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Total income from investment operations                0.02            0.05           0.05           0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                                0.02            0.05           0.05           0.03          0.02
  Net realized gains                                   0.00            0.00           0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                    0.02            0.05           0.05           0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $1.00           $1.00          $1.00          $1.00         $1.00
====================================================================================================================================

TOTAL RETURN (a)                                       2.50%           5.18%          5.52%          3.31%         1.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)         $104,626         $85,842        $71,664        $53,607       $17,197
  Ratio of net investment income
   to average net assets*                              4.97%           5.06%          5.32%          3.41%         2.27%
  Ratio of expenses to average net assets*             0.45%           0.45%          0.45%          0.45%         0.45%
  Ratio of expenses to average net assets
   before voluntary expense limitation*                0.58%           0.66%          0.70%          1.04%         1.48%



----------
Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the advisor not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

(c) Per share data is based on average shares outstanding during the period. Certain reclassifications have been made to prior year balances to conform to the classifications used in 1996.

(d) Per share information is for the period since inception through September 30, 1994, and the total return information is for the period January 1, 1994, commencement of investment operations, through September 30, 1994.

(e) Per share information is for the period since inception through September 30, 1993, and the total return information is for the period February 22, 1993, commencement of investment operations, through September 30, 1993, except for GE Tax-Exempt Fund, which is from February 26, 1993 through September 30, 1993.

*   Annualized for periods less than one year.

----------
See Notes to Financial Statements

STATEMENTS OF ASSETS
AND LIABILITIES March 31, 1997 (unaudited)

                                                                     GE               GE               GE                 GE
                                                               INTERNATIONAL         GLOBAL       PREMIER GROWTH         U.S.
                                                                   EQUITY            EQUITY           EQUITY            EQUITY
                                                                    FUND              FUND             FUND**            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost
   $69,618,366; $40,459,987; $7,154,782;
   $220,762,142; $75,316,829; $11,677,288;
   $58,609,166; $12,470,116; and $0, respectively)               $ 78,491,877     $ 46,365,126      $  6,742,162    $ 269,703,838
   Short term investments (at amortized cost)                       3,230,000        1,620,000           958,837       11,835,000
   Cash                                                                43,850           43,406            16,593           34,899
   Foreign currency (cost $705,251; $871,296; $0, $680;
   $125,909; $0; $119; $0; and $0, respectively)                      710,515          877,061                 0              652
   Receivable for investments sold                                    446,714          210,234                 0          566,084
   Income receivables                                                 244,823          122,505             7,472          432,102
   Receivable for fund shares sold                                     72,960           65,027           104,370          454,745
   Deferred organizational costs                                       39,149           17,122            14,076           26,657
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                 83,279,888       49,320,481         7,843,510      283,053,977
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market
      (Premium received $0, $0, $0, $0, $904,
      $0, $1,664, $0, and $0, respectively)                                 0                0                 0                0
   Distributions payable to shareholders                                    0                0                 0                0
   Payable for investments purchased                                  415,364          242,646           199,121          769,821
   Payable for fund shares repurchased                                 20,567           24,692                 0          528,638
   Payable to GEIM                                                    111,304           62,960            19,794          149,670
   Variation margin payable                                                 0                0                 0          166,250
   Payable to custodian                                                     0                0                 0                0
   Payable on forward foreign currency contracts                            0                0                 0                0
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               547,235          330,298           218,915        1,614,379
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $ 82,732,653     $ 48,990,183      $  7,624,595    $ 281,439,598
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                               $ 73,024,762     $ 42,158,855      $  8,058,669    $ 220,990,908
   Undistributed (overdistributed) net investment income              105,807            3,543             9,493          926,746
   Accumulated net realized gain (loss)                               732,977          919,819           (30,947)      10,995,836
   Net unrealized appreciation / (depreciation) on:
      Investments                                                   8,873,511        5,905,139          (412,620)      48,941,696
      Futures                                                               0                0                 0         (414,750)
      Written options                                                       0                0                 0                0
      Foreign currency transactions                                    (4,404)           2,827                 0             (838)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $ 82,732,653     $ 48,990,183      $  7,624,595    $ 281,439,598
====================================================================================================================================

Class A:
Net assets                                                       $ 11,961,918     $    856,762      $    114,743    $  36,301,834
Shares outstanding ($.001 par value)                                  663,348           39,912             8,029        1,554,546
Net asset value per share                                        $      18.03     $      21.47      $      14.29    $       23.35
Maximum offering price per share                                 $      18.93     $      22.54      $      15.00    $       24.51

Class B:
Net assets                                                       $    338,705     $    712,633      $    106,179    $   9,547,796
Shares outstanding ($.001 par value)                                   18,961           33,499             7,439          423,504
Net asset value per share*                                       $      17.86     $      21.27      $      14.27    $       22.54

Class C:
Net assets                                                       $  4,805,425     $ 30,457,193      $  2,917,494    $  67,312,515
Shares outstanding ($.001 par value)                                  265,574        1,408,998           204,017        2,929,265
Net asset value per share                                        $      18.09     $      21.62      $      14.30    $       22.98

Class D:
Net assets                                                       $ 65,626,605     $ 16,963,595      $  4,486,179    $ 168,277,453
Shares outstanding ($.001 par value)                                3,620,698          785,274           313,536        7,335,628
Net asset value per share                                        $      18.13     $      21.60      $      14.31    $       22.94


----------

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

**   For the period December 31, 1996 (inception) thru March 31, 1997.

*** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements


          GE                         GE                       GE                        GE                          GE
       STRATEGIC                    TAX-                    FIXED                   SHORT-TERM                    MONEY
      INVESTMENT                   EXEMPT                   INCOME                  GOVERNMENT                    MARKET
         FUND                       FUND                     FUND                      FUND                       FUND***
------------------------------------------------------------------------------------------------------------------------------------




    $  88,440,071              $  11,817,855              $ 57,753,585              $ 12,394,770              $           0
       12,107,072                          0                 7,223,701                   550,000                105,018,181
                0                          0                    56,952                    60,535                     46,388

          127,438                          0                       123                         0                          0
          787,598                    518,706                 1,547,981                   200,130                          0
          515,489                    191,807                   772,406                    99,759                    223,443
          125,271                      5,948                   120,254                    42,338                    309,438
           17,123                     13,942                    20,300                    39,148                     13,941
---------------------------------------------------------------------------------------------------------------------------
      102,120,062                 12,548,258                67,495,302                13,386,680                105,611,391
---------------------------------------------------------------------------------------------------------------------------


            1,151                          0                     2,118                         0                          0
                0                      8,690                    59,364                    12,184                     86,266
        3,018,144                          0                 5,647,935                   274,883                          0
          123,288                          0                   125,798                     2,402                    845,983
           72,605                     16,734                    51,603                    44,124                     52,702
                0                          0                         0                         0                          0
           13,484                     68,837                         0                         0                          0
                0                          0                    12,533                         0                          0
---------------------------------------------------------------------------------------------------------------------------
        3,228,672                     94,261                 5,899,351                   333,593                    984,951
---------------------------------------------------------------------------------------------------------------------------
    $  98,891,390              $  12,453,997              $ 61,595,951              $ 13,053,087              $ 104,626,440
===========================================================================================================================


    $  83,593,962              $  12,870,809              $ 65,934,686              $ 13,154,692              $ 104,602,966
          690,266                     32,503                     3,848                    (6,596)                    32,532
        1,483,875                   (589,882)               (3,471,927)                  (19,663)                    (9,058)

       13,123,242                    140,567                  (855,581)                  (75,346)                         0
                0                          0                         0                         0                          0
             (247)                         0                      (454)                        0                          0
              292                          0                   (14,621)                        0                          0
---------------------------------------------------------------------------------------------------------------------------
    $  98,891,390              $  12,453,997              $ 61,595,951              $ 13,053,087              $ 104,626,440
===========================================================================================================================


    $  32,572,979              $     540,684              $ 15,020,260              $    615,681              $           0
        1,570,283                     46,313                 1,292,261                    52,418                          0
    $       20.74              $       11.67              $      11.62              $      11.75              $           0
    $       21.77              $       12.19              $      12.14              $      12.05              $           0

    $   4,318,071              $   1,243,461              $  1,517,658              $     87,677              $           0
          210,337                    106,386                   130,385                     7,469                          0
    $       20.53              $       11.69              $      11.64              $      11.74              $           0

    $  31,684,049              $   7,638,104              $ 30,342,627              $  4,819,197              $ 104,626,440
        1,522,940                    654,161                 2,607,867                   410,005                104,635,570
    $       20.80              $       11.68              $      11.64              $      11.75              $        1.00

    $  30,316,291              $   3,031,748              $ 14,715,406              $  7,530,532              $           0
        1,455,971                    259,612                 1,265,316                   641,270                          0
    $       20.82              $       11.68              $      11.63              $      11.74              $           0


STATEMENTS OF OPERATIONS
For the six months ended March 31, 1997 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                GE                GE               GE                GE
                                                          INTERNATIONAL         GLOBAL       PREMIER GROWTH         U.S.
                                                              EQUITY            EQUITY           EQUITY            EQUITY
                                                               FUND              FUND             FUND*             FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends                                            $    502,438      $   319,404      $     13,290      $ 2,414,736
      Interest                                                   97,490           57,006            12,748          303,093
      Less: Foreign taxes withheld                              (56,223)         (22,247)             (697)          (9,795)
------------------------------------------------------------------------------------------------------------------------------------
   Total income                                                 543,705          354,163            25,341        2,708,034
------------------------------------------------------------------------------------------------------------------------------------

   Expenses:
      Advisory and administration fees                          316,490          174,983             9,398          534,387
      Distribution fees
         Class A                                                 25,334            1,925               131           81,392
         Class B                                                  1,497            3,295               256           43,644
         Class C                                                  5,034           37,493               862           75,943
      Blue Sky fees
         Class A                                                  3,296            3,921             2,310            5,654
         Class B                                                  2,617            3,126             2,310            3,914
         Class C                                                  3,218            8,064             2,310            7,435
         Class D                                                  9,615            4,923             2,311           18,753
      Transfer agent fees
         Class A                                                  5,570            3,850               924            9,886
         Class B                                                    923            1,728               924            9,829
         Class C                                                  3,483           38,665               924           40,835
         Class D                                                 24,202           11,113               924            5,624
      Trustees' fees                                              2,275            1,308               237            7,153
      Custody and accounting expenses                             4,458            2,564               499           14,029
      Professional fees                                          22,600           12,987             2,288           71,049
      Registration expenses                                       3,209            1,845               337           10,093
      Amortization of deferred organization
         expense                                                  9,147            9,675               924           14,968
      Other expenses                                              8,079            4,646               826           25,408
------------------------------------------------------------------------------------------------------------------------------------

   Total expenses before waiver                                 451,047          326,111            28,695          979,996
      Less: Expenses waived or borne by
         the advisor                                             (6,456)         (26,467)          (12,847)        (111,594)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                              444,591          299,644            15,848          868,402
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                         99,114           54,519             9,493        1,839,632
====================================================================================================================================


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      Realized gain (loss) on:
         Investments                                          1,269,557        1,104,361           (30,947)      12,204,144
         Futures                                                      0                0                 0        1,285,548
         Written options                                              0                0                 0            1,401
         Foreign currency transactions                          (47,265)         (40,448)                0           (2,526)
      Increase (decrease) in unrealized
         appreciation/depreciation on:
         Investments                                          3,136,472          423,566          (412,620)      10,291,996
         Futures                                                      0                0                 0         (533,850)
         Written options                                              0                0                 0                0
         Foreign currency transactions                            2,895            3,509                 0             (943)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments                                4,361,659        1,490,988          (443,567)      23,245,770
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                            $  4,460,773      $ 1,545,507      $   (434,074)     $25,085,402
====================================================================================================================================


*    For the period December 31, 1996 (inception) thru March 31, 1997.

** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements


         GE                           GE                        GE                        GE                        GE
      STRATEGIC                      TAX-                      FIXED                  SHORT-TERM                   MONEY
     INVESTMENT                     EXEMPT                    INCOME                  GOVERNMENT                  MARKET
        FUND                         FUND                      FUND**                    FUND                     FUND**
------------------------------------------------------------------------------------------------------------------------------------

     $    423,435               $          0              $     23,998               $         0                $         0
        1,299,875                    312,942                 2,149,634                   387,175                  2,496,511
          (11,923)                         0                         0                         0                          0
------------------------------------------------------------------------------------------------------------------------------------

        1,711,387                    312,942                 2,173,632                   387,175                  2,496,511
------------------------------------------------------------------------------------------------------------------------------------



          169,931                     22,054                   111,579                    18,896                    115,166

           65,552                      1,359                    35,991                     1,180                          0
           20,541                      6,269                     7,986                       448                          0
           37,870                      9,737                    37,227                     5,403                          0

            4,610                      3,539                     6,531                     3,287                          0
            3,237                      3,274                     3,139                     2,852                          0
            5,587                      5,785                     4,464                     4,213                     17,245
            7,069                      4,460                     4,588                     6,038                          0

           18,951                        591                     3,215                       713                          0
            5,049                      1,000                     1,928                       236                          0
           23,648                      7,752                    21,436                     2,179                     81,765
           25,402                        224                     5,365                       533                          0
            2,771                        374                     1,900                       360                      2,570
            5,430                        733                     3,723                       707                      5,045
           27,521                      3,709                    18,890                     3,579                     25,518
            3,908                        527                     2,682                       511                      3,627

            9,675                      7,911                    11,439                     9,147                      7,912
            9,837                      1,328                     6,755                     1,281                      9,125
------------------------------------------------------------------------------------------------------------------------------------

          446,589                     80,626                   288,838                    61,563                    267,973

           (6,835)                   (47,507)                  (16,410)                  (26,172)                   (60,685)
------------------------------------------------------------------------------------------------------------------------------------
          439,754                     33,119                   272,428                    35,391                    207,288
------------------------------------------------------------------------------------------------------------------------------------
        1,271,633                    279,823                 1,901,204                   351,784                  2,289,223
====================================================================================================================================





        1,709,546                     20,065                   295,456                     5,712                       (200)
              994                          0                     1,988                         0                          0
            1,147                          0                     2,461                         0                          0
           (8,175)                         0                   152,237                         0                          0


        2,136,142                    (12,193)                 (739,485)                  (27,050)                         0
                0                          0                         0                         0                          0
             (247)                         0                      (454)                        0                          0
              998                          0                   (23,847)                        0                          0
------------------------------------------------------------------------------------------------------------------------------------

        3,840,405                      7,872                  (311,644)                  (21,338)                      (200)
------------------------------------------------------------------------------------------------------------------------------------
     $  5,112,038               $    287,695              $  1,589,560               $   330,446                $ 2,289,023
====================================================================================================================================

STATEMENTS OF CHANGES
IN NET ASSETS

                                         GE                              GE                   GE                      GE
                                    INTERNATIONAL                      GLOBAL            PREMIER GROWTH               U.S.
                                       EQUITY                          EQUITY                EQUITY                  EQUITY
                                        FUND                            FUND                  FUND                    FUND
------------------------------------------------------------------------------------------------------------------------------------
                          Six Months Ended  Year Ended   Six Months Ended  Year Ended    Period Ended   Six Months Ended  Year Ended
                           March 31, 1997   September     March 31,1997     September   March 31, 1997*   March 31, 1997   September
                             (unaudited)     30, 1996       (unaudited)      30, 1996     (unaudited)      (unaudited)      30, 1996
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
 Operations:
   Net investment income        $  99,114     $ 536,695      $   54,519     $ 137,419       $  9,493       $1,839,632   $ 3,718,848
   Net realized gain
     (loss) on investments,
     futures, written
     options, and
     foreign currency
     transactions               1,222,292     2,070,867       1,063,913     2,565,385        (30,947)      13,488,567    21,400,380
   Net increase (decrease)
     in unrealized
     appreciation/
     depreciation               3,139,367     3,637,837         427,075     1,437,616       (412,620)       9,757,203    10,460,359
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations            4,460,773     6,245,399       1,545,507     4,140,420       (434,074)      25,085,402    35,579,587
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to
    shareholders from:
     Net investment income
       Class A                    (31,255)       (6,640)              0        (2,429)             0         (332,785)     (262,767)
       Class B                          0             0               0             0              0          (58,927)      (33,028)
       Class C                     (6,212)       (5,998)        (75,298)      (47,344)             0         (758,606)     (515,508)
       Class D                   (492,285)     (206,019)       (111,661)      (29,722)             0       (2,607,415)   (2,441,173)
     Net realized gains
       Class A                   (262,419)            0         (41,620)      (54,657)             0       (2,630,802)     (220,116)
       Class B                     (8,157)            0         (36,858)       (7,141)             0         (765,822)      (29,002)
       Class C                   (106,194)            0      (1,688,506)     (439,601)             0       (5,196,483)     (397,494)
       Class D                 (1,792,954)            0        (832,366)     (126,339)             0      (14,080,728)   (1,698,965)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions         (2,699,476)     (218,657)     (2,786,309)     (707,233)             0      (26,431,568)   (5,598,053)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in
     net assets from
     operations and
     distributions              1,761,297     6,026,742      (1,240,802)    3,433,187       (434,074)     (1,346,166)    29,981,534
------------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale
      of shares
       Class A                  4,106,843     4,999,853         265,852     1,784,436        120,390      10,027,635     20,169,488
       Class B                     66,746       264,006         118,900       248,489        111,533       2,074,280      5,416,144
       Class C                  1,744,293     2,057,845       3,386,350     6,612,036      3,145,003      16,244,760     22,892,916
       Class D                 31,529,240    46,890,336       7,679,290     4,132,262      4,703,150      23,548,676     64,219,284
     Value of distributions
      reinvested
       Class A                    293,144         6,640          41,520        56,966              0       2,963,444        483,588
       Class B                      6,989             0          36,754         7,140              0         808,910         62,916
       Class C                    107,547         5,587       1,735,843       477,266              0       5,853,741        897,146
       Class D                  2,285,228       206,019         944,022       156,060              0      16,688,105      4,140,136
     Cost of shares redeemed
       Class A                 (1,127,842)   (1,078,451)     (3,490,068)     (903,662)             0     (11,031,571)    (4,687,102)
       Class B                    (14,250)      (65,189)        (24,353)      (53,819)             0        (454,719)      (409,610)
       Class C                   (377,475)     (327,094)     (2,598,277)   (4,463,175)       (21,407)     (4,256,077)    (5,137,572)
       Class D                (32,838,658)  (21,970,397)     (1,324,203)   (4,662,441)             0     (15,903,440)   (72,772,334)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from share
       transactions             5,781,805    30,989,155       6,771,630     3,391,558       8,058,669      46,563,744    35,275,000
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease)
     in net assets              7,543,102    37,015,897       5,530,828     6,824,745       7,624,595      45,217,578    65,256,534
NET ASSETS
   Beginning of period         75,189,551    38,173,654      43,459,355    36,634,610               0     236,222,020   170,965,486
------------------------------------------------------------------------------------------------------------------------------------
   End of period              $82,732,653   $75,189,551     $48,990,183   $43,459,355      $7,624,595    $281,439,598  $236,222,020
====================================================================================================================================

Undistributed (overdistributed)
  net investment income,
  end of period                $   105,807   $   484,828   $     3,543    $   107,597      $   9,493     $   926,746   $  2,857,691


*    For the period December 31, 1996 (inception) thru March 31, 1997.

** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements

56 &


----------------------------------------------------------------------------------------------------------------------------------
            GE                         GE                      GE                        GE                     GE
        STRATEGIC                     TAX-                    FIXED                 SHORT-TERM                 MONEY
        INVESTMENT                   EXEMPT                  INCOME                 GOVERNMENT                 MARKET
           FUND                       FUND                    FUND                     FUND                    FUND**
----------------------------------------------------------------------------------------------------------------------------------
Six Months       Year      Six Months       Year       Six Months     Year      Six Months     Year      Six Months      Year
  Ended         Ended          Ended       Ended         Ended       Ended        Ended       Ended        Ended        Ended
March 31,      Sept. 30,     March 31,    Sept. 30,    March 31,    Sept. 30,   March 31,    Sept. 30,    March 31,    Sept. 30,
  1997           1996          1997         1996         1997         1996        1997         1996         1997         1996
(unaudited)                 (unaudited)               (unaudited)              (unaudited)              (unaudited)
---------------------------------------------------------------------------------------------------------------------------------


$ 1,271,633   $2,018,226    $ 279,823   $ 546,656    $1,901,204   $3,244,634    $ 351,784    $625,423     $2,289,223   $4,151,611


  1,703,512    1,002,244       20,065      57,428       452,142   (1,167,977)       5,712      (1,342)          (200)      (5,488)

  2,136,893    5,583,704      (12,193)   (157,166)     (763,786)    (600,391)     (27,050)    (58,761)             0            0
----------------------------------------------------------------------------------------------------------------------------------
  5,112,038    8,604,174      287,695     446,918     1,589,560    1,476,266      330,446     565,320      2,289,023    4,146,123
----------------------------------------------------------------------------------------------------------------------------------


   (461,097)    (224,561)     (11,455)    (20,080)     (418,928)    (709,900)     (12,654)    (17,871)             0            0
    (63,980)     (36,223)     (23,296)    (43,346)      (42,454)     (57,106)      (2,648)     (6,475)             0            0
   (691,773)    (480,651)    (173,959)   (333,411)     (900,371)  (1,490,082)    (121,478)   (169,713)    (2,289,223)   (4,151,611)
 (1,079,566)    (515,952)     (71,113)   (149,794)     (567,528)  (1,011,836)    (225,831)   (442,799)             0             0

   (243,915)     (44,020)           0           0             0            0         (468)     (1,457)             0             0
    (48,212)      (7,310)           0           0             0            0         (143)       (405)             0             0
   (353,335)     (89,301)           0           0             0            0       (5,468)    (13,646)             0             0
   (478,496)     (88,357)           0           0             0            0       (9,662)    (33,443)             0             0
----------------------------------------------------------------------------------------------------------------------------------
 (3,420,374)  (1,486,375)    (279,823)   (546,631)   (1,929,281)  (3,268,924)    (378,352)   (685,809)    (2,289,223)   (4,151,611)
----------------------------------------------------------------------------------------------------------------------------------

  1,691,664    7,117,799        7,872     (99,713)     (339,721)  (1,792,658)     (47,906)   (120,489)          (200)       (5,488)
----------------------------------------------------------------------------------------------------------------------------------


 14,086,393   17,883,706        4,173     184,398     2,477,573   14,465,090      353,280     729,588              0             0
    644,764    2,827,055      109,850     910,235       140,452    1,637,270        1,508      89,871              0             0
  5,831,703    8,576,408      530,281   2,158,514     5,067,765   10,046,924    1,412,039   1,743,456    114,082,444   177,814,977
  7,116,788   25,183,286           25           0     4,261,135   20,655,949    4,700,097   1,694,811              0             0

    703,419      268,659        5,847      10,092       412,744      690,901       11,373      14,905              0             0
    111,422       42,201       16,965      28,592        38,596       47,491        1,543       4,689              0             0
  1,017,042      553,077      144,346     272,411       735,237    1,206,983      117,554     174,763      2,179,275     3,800,372
  1,558,067      472,353       70,871     147,775       568,867      991,882      227,163     469,809              0             0

 (7,854,385)  (3,072,661)      (6,416)    (42,587)   (3,438,536)  (4,397,297)     (85,800)   (684,827)             0             0
   (221,581)    (281,702)    (202,692)   (289,191)     (327,727)    (211,360)     (60,504)    (30,407)             0             0
 (2,110,512)  (2,710,357)    (770,096) (1,436,700)   (3,370,824)  (4,014,201)    (342,471)   (666,107)   (97,476,764) (167,432,164)
(15,245,148) (11,444,286)          (3) (1,100,006)   (9,168,837)  (8,464,459)  (5,158,637) (2,349,374)             0             0
----------------------------------------------------------------------------------------------------------------------------------

  5,637,972   38,297,739      (96,849)     843,533   (2,603,555)  32,655,173    1,177,145    1,191,177    18,784,955    14,183,185
----------------------------------------------------------------------------------------------------------------------------------
  7,329,636   45,415,538      (88,977)     743,820   (2,943,276)  30,862,515    1,129,239    1,070,688    18,784,755    14,177,697

 91,561,754   46,146,216   12,542,974   11,799,154   64,539,227   33,676,712   11,923,848   10,853,160    85,841,685    71,663,988
----------------------------------------------------------------------------------------------------------------------------------
$98,891,390  $91,561,754  $12,453,997  $12,542,974  $61,595,951  $64,539,227  $13,053,087  $11,923,848  $104,626,440   $85,841,685
==================================================================================================================================


$   690,266  $ 1,623,000  $    32,503  $    44,788    $   3,848  $    95,901  $    (6,596)   $ 22,580    $   32,532    $    44,818


STATEMENT OF CHANGES
IN NET ASSETS (continued)
CHANGES IN FUND SHARES


------------------------------------------------------------------------------------------------------------------------------------
                                            GE                             GE                 GE                      GE
                                       INTERNATIONAL                     GLOBAL          PREMIER GROWTH               U.S.
                                           EQUITY                        EQUITY             EQUITY                   EQUITY
                                            FUND                          FUND               FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------

                             Six Months Ended  Year Ended  Six Months Ended  Year Ended  Period Ended   Six Months Ended  Year Ended
                               March 31,1997    September     March 31,1997  September   March 31,1997*   March 31,1997    September
                                (unaudited)     30, 1996       (unaudited)    30, 1996    (unaudited)     (unaudited)      30, 1996
------------------------------------------------------------------------------------------------------------------------------------


CLASS A:

Shares sold by subscription         230,398      294,637         12,069      85,979         8,029          414,920         920,456
Issued for distributions
  reinvested                         16,627          405          1,932       2,868             0          127,023          23,382
Shares redeemed                     (63,208)     (64,247)      (158,350)    (43,891)            0         (466,384)       (211,845)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease)
  in Fund shares                    183,817      230,795       (144,349)     44,956         8,029           75,559         731,993
====================================================================================================================================


CLASS B:

Shares sold by subscription           3,792       15,817          5,465      11,994         7,439           88,333         255,210
Issued for distributions
  reinvested                            400            0          1,724         360             0           35,856           3,135
Shares redeemed                        (810)      (3,843)        (1,115)     (2,589)            0          (19,432)        (18,909)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in Fund shares           3,382       11,974          6,074       9,765         7,439          104,757         239,436
====================================================================================================================================


CLASS C:

Shares sold by subscription          97,562      122,659        152,898     319,353       205,405          677,954       1,066,216
Issued for distributions
  reinvested                          6,083          341         80,285      23,887             0          255,064          44,064
Shares redeemed                     (21,056)     (19,472)      (117,370)   (216,093)       (1,388)        (177,531)       (238,075)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in Fund shares          82,589      103,528        115,813     127,147       204,017          755,487         872,205
====================================================================================================================================


CLASS D:

Shares sold by subscription      1,763,561     2,756,412        346,415     197,330       313,536          995,069       3,068,016
Issued for distributions
  reinvested                       129,182        12,531         43,705       7,803             0          729,057         203,647
Shares redeemed                 (1,832,140)   (1,273,543)       (59,820)   (230,524)            0         (660,978)     (3,416,836)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease)
  in Fund shares                    60,603     1,495,400        330,300     (25,391)      313,536        1,063,148        (145,173)
====================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
            GE                         GE                      GE                       GE                       GE
        STRATEGIC                     TAX-                    FIXED                 SHORT-TERM                 MONEY
        INVESTMENT                   EXEMPT                  INCOME                 GOVERNMENT                 MARKET
           FUND                       FUND                    FUND                     FUND                     FUND**
------------------------------------------------------------------------------------------------------------------------------------
Six Months       Year      Six Months       Year       Six Months     Year      Six Months     Year      Six Months        Year
  Ended         Ended          Ended       Ended         Ended       Ended        Ended       Ended        Ended          Ended
March 31,      Sept. 30,     March 31,    Sept. 30,    March 31,    Sept. 30,   March 31,    Sept. 30,    March 31,      Sept. 30,
  1997           1996          1997         1996         1997         1996        1997         1996         1997           1996
(unaudited)                 (unaudited)               (unaudited)              (unaudited)              (unaudited)
------------------------------------------------------------------------------------------------------------------------------------



   676,044     906,804         353        15,739       209,717    1,202,556       29,903      61,992              0               0
    33,689      14,267         496           857        34,862       58,607          962       1,258              0               0
  (380,661)   (156,140)       (546)       (3,612)     (291,710)    (375,267)      (7,257)    (58,394)             0               0
------------------------------------------------------------------------------------------------------------------------------------

   329,072     764,931         303        12,984       (47,131)     885,896       23,608       4,856              0               0
====================================================================================================================================




    30,981     148,617       9,227        76,606        11,836      137,322          127       7,523              0               0
     5,385       2,264       1,437         2,434         3,255        4,042          131         396              0               0
   (10,674)    (14,530)    (17,150)      (24,675)      (27,665)     (18,027)      (5,113)     (2,586)             0               0
------------------------------------------------------------------------------------------------------------------------------------

    25,692     136,351      (6,486)       54,365       (12,574)     123,337       (4,855)      5,333              0               0
====================================================================================================================================




   275,070     443,753      44,971       183,515       427,112      843,984      119,173     146,513    114,082,444     177,814,977
    48,594      29,341      12,233        23,130        62,039      101,965        9,931      14,742      2,179,275       3,800,372
   (99,496)   (139,805)    (65,244)     (123,355)     (284,513)    (338,433)     (28,889)    (56,042)   (97,476,764)   (167,432,164)
------------------------------------------------------------------------------------------------------------------------------------

   224,168     333,289      (8,040)       83,290       204,638      607,516      100,215     105,213     18,784,955      14,183,185
====================================================================================================================================




   341,558   1,328,680           2             0       360,663    1,711,763      397,301     142,334              0               0
    74,406      25,058       6,006        12,532        47,994       84,091       19,207      39,635              0               0
  (729,476)   (593,811)         (0)      (90,536)     (776,607)    (719,913)    (436,040)   (197,251)             0               0
------------------------------------------------------------------------------------------------------------------------------------

  (313,512)    759,927       6,008       (78,004)     (367,950)   1,075,941      (19,532)    (15,282)             0               0
====================================================================================================================================




*    For the period December 31, 1996 (inception) through March 31, 1997.

** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements

58 & 59

                     Notes to Financial Statements -- March 31, 1997 (unaudited)

1.   Organization of the Funds

GE Funds (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of eleven investment portfolios (the "Funds") only nine of which are currently being offered, as follows: GE International Equity Fund, GE Global Equity Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares.

The commencement dates of the Funds were as follows:
GE Premier Growth Equity - Class A, B,C, and D - December 31, 1996; GE International Equity Fund - Classes A, B, C, and D and GE Short-Term Government Fund - Classes A, B, C, and D - March 2, 1994; Class A, all other funds - January 1, 1994; Class B, all other funds - December 22, 1993; Class D, all other funds - November 29, 1993; Class C, GE Tax-Exempt Fund - February 26, 1993; Class C, all other funds, including the single class of the GE Money Market Fund - February 22, 1993. Between certain of the Funds' which effective date was January 5, 1993 and the commencement of investment operations date was March 2, 1994, the Funds' adviser absorbed all expenses.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):

          4.75%                     4.25%                  2.50%
--------------------------------------------------------------------------------

GE International Equity Fund   GE Tax-Exempt Fund      GE Short-Term
                                                        Government Fund
GE Global Equity Fund          GE Fixed Income Fund

GE Premier Growth Equity Fund

GE U.S. Equity Fund

GE Strategic Investment Fund

Maximum Contingent Deferred Sales Load (as a percentage of redemption proceeds):

                  1.00%        3.00%               4.00%
-----------------------------------------------------------------------

Class A*      All funds        --                   --

Class B       --            GE Tax-Exempt Fund    GE International Equity Fund

                            GE Fixed Income Fund  GE Global Equity Fund

                            GE Short-Term         GE Premier Growth Equity
                             Government Fund       Fund

                                                  GE U.S. Equity Fund

                                                  GE Strategic Investment Fund

The maximum contingent deferred sales load for Class B redemptions for all Funds, after the first year, is as follows: 3.00% within the second year, 2.00% within the third year, 1.00% within the fourth year, and 0.00% thereafter.

No sales charges or redemption fees are assessed by the Trust with respect to Class C and Class D shares and shares of GE Money Market Fund. Class C shares pay for certain shareholder servicing fees as described in note 3 below.

* Imposed only for shares redeemed within one year of purchase which were subject to no front end sales charge by virtue of being part of a purchase of $1 million or more.


2.   Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Trust: Class C shares pay for certain shareholders servicing fees as described

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

                     Notes to Financial Statements -- March 31, 1997 (unaudited)

Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options that are written or purchased are valued using the mean between the last asked and bid prices. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Portfolio positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Trustees.

GE Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

The Funds will accrue distribution fees, blue sky fees and transfer agent fees to the respective class. Each Fund's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.


Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, as a result of changes in exchange rates.


Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                     Notes to Financial Statements -- March 31, 1997 (unaudited)


Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At March 31, 1997, the Funds had capital loss carryovers as follows:

         Fund                            Amount         Expires
--------------------------------------------------------------------------------

GE Tax-Exempt Fund                   $   56,890         2002
                                         97,452         2003
                                        455,605         2004
GE Fixed Income Fund                  2,559,595         2003
                                         38,636         2004
GE Short-Term Government Fund               161         2004
GE Money Market Fund                      3,370         2003


Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer capital losses as follows:

GE Fixed Income Fund                          $    1,366,561
GE Short-Term Government Fund                            443
GE Money Market Fund                                   5,488

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premiums on tax exempt bonds are amortized to call or maturity date, whichever is shorter using the effective yield method. On tax exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.


Expenses

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Investment Adviser and reimbursed by the Funds up to the voluntary expense limitations.


Distributions to Shareholders

GE Tax-Exempt Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund declare investment income dividends daily and pay monthly. GE International Equity Fund, GE Global Equity Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund and GE Strategic Investment Fund declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency transactions, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


Deferred Organizational Costs

Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

                     Notes to Financial Statements -- March 31, 1997 (unaudited)



When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.


Forward Foreign Currency Contracts

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.


Repurchase Agreements

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


Futures and Options

The Funds, other than the GE Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in these instruments for the following reasons: to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to reduce the risk inherent in the management of the Fund involved.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

                     Notes to Financial Statements -- March 31, 1997 (unaudited)

Security Lending

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive a lenders fee. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.


3.   Fees and Compensation Paid to Affiliates


Advisory and Administration Fees

Compensation of GEIM, the Fund's Investment Adviser and Administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Such advisory and administration fees are based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund as indicated in the following table:

                                    Annualized based on average daily net assets

                                      Advisory and          Limitation of Other
                                   Administration Fees      Operating Expenses
--------------------------------------------------------------------------------

GE International Equity Fund               .80%                    .30%
GE Global Equity Fund                      .75%                    .35%
GE Premier Growth Equity Fund              .60%                    .30%
GE U.S Equity Fund                         .40%                    .10%
GE Strategic Investment Fund               .35%                    .30%
GE Tax-Exempt  Fund*                       .35%                    .25%
GE Fixed Income Fund                       .35%                    .20%
GE Short-Term Government Fund              .30%                    .15%
GE Money Market Fund                       .25%                    .25%

*    Effective   July  18,   1996,   GEIM  agreed  to  waive  the  advisory  and
     administration fees for the GE Tax-Exempt Fund until further notice.

Distribution and Shareholder Servicing Fees

The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Services Inc. ("GEIS"), a wholly-owned subsidiary of GEIM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of .50% of the average daily net assets of Class A of all applicable Funds, 1.00% for Class B of all applicable Funds (except GE Short-Term Government Fund which is .85%), and .25% for Class C of all applicable Funds. Currently Class D is not subject to a 12b-1 fee plan.

                     Notes to Financial Statements -- March 31, 1997 (unaudited)

Other

The Funds pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $10,000 and an additional fee of $500 for each Trustees' meeting attended.

For the period ended March 31, 1997, GEIS acting as underwriter received net commissions of $4,993 from the sale of Class A shares and $26,615 in contingent deferred sales charges from redemptions of Class A and Class B shares.

GNA Corporation, a wholly owned subsidiary of General Electric Company, acts as Blue Sky administrator for the GE Funds. Fees paid to GNA of approximately $40,000 are included in blue sky fees in the Statements of Operations.


4.   Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 1997, were as follows:

                                                                   Net
                            Gross            Gross             Unrealized
                         Unrealized        Unrealized          Appreciation
                        Appreciation      Depreciation        (Depreciation)
--------------------------------------------------------------------------------

GE International
   Equity Fund         $ 12,368,792       $ 3,495,281          $ 8,873,511

GE Global
   Equity Fund            7,607,570         1,702,431            5,905,139

GE Premier Growth
   Equity Fund              153,372           565,992             (412,620)

GE U.S.
   Equity Fund           52,351,912         3,410,216           48,941,696

GE Strategic
   Investment Fund       14,790,462         1,667,220           13,123,242

GE Tax-Exempt
   Fund                     159,605            19,038              140,567

GE Fixed Income
   Fund                     195,623         1,051,204             (855,581)

GE Short-Term
   Government Fund           19,129            94,475              (75,346)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 1997.


5.   Options

During the period ended March 31, 1997, the following option contracts were written:


                      GE U.S. Equity Fund       GE Strategic Investment Fund
--------------------------------------------------------------------------------
                      Number                          Number
                   of Contracts    Premium         of Contracts    Premium
--------------------------------------------------------------------------------
Balance as of
   September
   30, 1996            0         $        0              0        $      0

Written               11              1,867            264           2,050

Closed and
   Expired            (8)            (1,401)            (1)         (1,146)

Exercised             (3)              (466)            (0)             (0)
--------------------------------------------------------------------------------

Balance as of
   March 31, 1997      0         $        0            263         $   904
================================================================================


                  GE Fixed Income Fund
---------------------------------------
                   Number
                of Contracts   Premium
---------------------------------------
Balance as of
   September
   30, 1996            0      $     0

Written            3,004        4,125

Closed and
   Expired        (2,520)      (2,461)

Exercised             (0)          (0)
--------------------------------------

Balance as of
  March 31, 1997     484      $ 1,664
======================================

                     Notes to Financial Statements -- March 31, 1997 (unaudited)

6.   Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended March 31, 1997, were:

                                   Purchases                  Sales
--------------------------------------------------------------------------------

GE International
   Equity Fund                    $ 22,853,679          $   21,119,727

GE Global Equity Fund               18,606,634              14,875,815

GE Premier Growth
   Equity Fund                       7,641,274                 455,545

GE U.S. Equity Fund                 78,892,583              56,272,576

GE Strategic Investment
   Fund                             18,468,298              16,627,870

GE Tax-Exempt Fund                   8,662,948               9,047,150

GE Fixed Income Fund                12,541,198              13,397,061

GE Short-Term
   Government Fund                   2,361,811               2,000,230


The cost of purchases and the proceeds from sales of long term U.S. Government securities for the period ended March 31, 1997, were:



                                     Purchases                  Sales
--------------------------------------------------------------------------------

GE U.S. Equity Fund              $   1,472,297          $      182,084

GE Strategic Investment
   Fund                             35,551,478              33,126,261

GE Fixed Income Fund                66,723,474              68,619,994

GE Short-Term
   Government Fund                  10,476,424               9,487,607


7.   Beneficial Interest

The schedule below shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.


                                          5% or Greater Shareholders
--------------------------------------------------------------------------------

                                       Number         % of Fund Held
--------------------------------------------------------------------------------

GE International Equity Fund              4                 82%

GE Global Equity Fund                     3                 31%

GE Premier Growth Equity Fund             1                 59%

GE U.S. Equity Fund                       6                 38%

GE Strategic Investment Fund              5                 42%

GE Tax-Exempt Fund                        1                 25%

GE Fixed Income Fund                      3                 23%

GE Short-Term Government Fund             2                 56%

GE Money Market Fund                      1                  9%

At March 31, 1997, GE Company owned 25% of the shares outstanding of the GE Tax-Exempt Fund; and GE Capital Assurance Company, an indirect wholly owned subsidiary of GE Company, owned 61% and 35%, respectively, of the shares outstanding of the GE Premier Growth Equity and GE Short-Term Government Funds.

                      [This Page Left Intentionally Blank]
67

                                                      GE Funds Investment Team
Portfolio Managers
GE International Equity Fund
GE Global Equity Fund
Ralph R. Layman

GE U.S. Equity Fund
Eugene K. Bolton
  Christopher D. Brown
  David B. Carlson
  Peter J. Hathaway
  Paul C. Reinhardt

GE Premier Growth Equity Fund
David B. Carlson

GE Strategic Investment Fund
David B. Carlson
Robert A. MacDougall

GE Tax-Exempt Fund
Stella V. Lou

GE Fixed Income Fund
GE Short-Term Government Fund
GE Money Market Fund
Robert A. MacDougall

Investment Adviser
and Administrator
GE Investment Management Incorporated

Trustees
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

Secretary
Matthew J. Simpson

Treasurer
Jeffrey A. Groh

Distributor
GE Investment Services Inc.
Member NASD and SIPC

Counsel
Willkie Farr & Gallagher

Custodian
State Street Bank & Trust Company

Independent Accountants
Price Waterhouse LLP


Officers of the Investment Adviser
John H. Meyers, Chairman of the Board and President
Eugene K. Bolton, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Mutual Funds
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Geoffrey R. Norman, EVP, Institutional Marketing
Don W. Torey, EVP, Finance and Administration

Shareholder Inquiries

Everyone breathes a sigh of relief at the end of tax season. For the inquiry center representatives, it means we can step back and assess how we handled the enormous call volume which comes into our center between January and the middle of April. This year our numbers reflect many of the quality upgrades we implemented as a result of a needs assessment conducted at the end of 1996's tax season.

We see, for example, that while our call volume was 57,000 an increase of 10% versus the same period last year, we were able to answer 99% of all incoming calls, cutting our rate of abandoned calls in half from their level in 1996. Our figures also show that the average speed of answering a call was under 10 seconds.

What do these numbers mean to the shareholder trying to get answers? It means you can expect to reach a representative quickly...which is what we're all about.

In upcoming weeks, you can also expect to receive information on the newly streamlined automated voice response system. Research conducted while preparing for the redesign of the system clearly showed our shareholders' frustration at not being able to immediately access a representative. Among many other improvements, the new system will enable you to dial "O" at any time during the menu to speak with a representative.

Thank you for your continued confidence in GE Investments. Your comments and suggestions are always welcome.

Class A, B and C investors:

For questions regarding the Funds or your account call your investment professional or call the GE Funds Inquiry Center at 1-800-242-0134

Address inquiries regarding        Address inquiries regarding your
the Funds to:                      account to:

GE Funds                           GE Funds
3003 Summer Street                 P.O. Box 8309
P.O. Box 120065                    Boston, MA 02266-8309
Stamford, CT 06912-0065

Class D investor: Contact your designated GE Investments account representative

401(k) plan investor: Call your company's designated plan number

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

GE Funds
3003 Summer Street
Stamford, CT 06904-7900

Bulk Rate
U.S. Postage
PAID
Canton, MA
Permit No. 313


Distributed by GE Investment Services Inc., member NASD and SIPC